                     As Filed with the SEC on April 28, 2000


                                                        Registration No. 2-28316

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    Form N-3

                             REGISTRATION STATEMENT

                                      under


                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 55


                                       and


                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 32


                                   ----------

                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
                           (Exact Name of Registrant)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                           (Name of Insurance Company)

                                751 Broad Street
                          Newark, New Jersey 07102-3777
                                 (973) 802-8781
              (Address and telephone number of Insurance Company's
                          principal executive offices)

                                   ----------


                            C. CHRISTOPHER SPRAGUE
                            Assistant General Counsel
                   Prudential Investments Fund Management LLC
                              Gateway Center Three
                         100 Mulberry Street, 4th Floor
                                Newark, NJ 07102
                     (Name and address of agent for service)


                                    Copy to:
                           Christopher E. Palmer, Esq.
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036




It is proposed that this filing will become effective (Check appropriate space):

_______immediately upon filing pursuant to paragraph (b) of Rule 485


   X   on May 1, 2000 pursuant to paragraph (b) of Rule 485
-------


_______60 days after filing pursuant to paragraph (a)(i) of Rule 485

_______on_______pursuant to paragraph (a)(i) of Rule 485

_______75 days after filing pursuant (a)(ii) of Rule 485
_______on___________pursuant to paragraph (a)(ii) of Rule 485
           (date)

If appropriate, check the following box:

_________this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
May 1, 2000



                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

The Prudential Variable Contract Account-2 invests primarily in equity securities of major, established corporations. Its investment goal is long term growth of capital. This means we look for investments whose price we expect will increase over several years.

This prospectus describes a contract (the Contract) offered by The Prudential Insurance Company of America (Prudential) for use in connection with retirement arrangements that qualify for federal tax benefits under Section 403(b) of the Internal Revenue Code of 1986, as amended. Contributions under the Contract may be invested in The Prudential Variable Contract Account-2 (VCA 2).


Please read this prospectus before investing and keep it for future reference. To learn more about the Contract, you can get a copy of the VCA 2 Statement of Additional Information (SAI) dated May 1, 2000. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus.


The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. For a free copy of the SAI, call us at:
1-800-458-6333 or write us at:

The Prudential Insurance Company of America
c/o Prudential Investments
30 Scranton Office Park
Scranton, PA 18506-1789

FILING THIS PROSPECTUS WITH THE SEC DOES NOT MEAN THAT THE SEC HAS DETERMINED THAT THE CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

INVESTMENT IN THE CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. AN INVESTMENT IN THE CONTRACT IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------

                                                   [PRUDENTIAL INVESTMENTS LOGO]

                               Table of Contents


                                                                            PAGE
GLOSSARY OF SPECIAL TERMS..............................................        3
FEE TABLE..............................................................        4
SUMMARY................................................................        5
PRUDENTIAL.............................................................        7
VCA 2..................................................................        7
INVESTMENT PRACTICES...................................................        7
DETERMINATION OF NET ASSET VALUE.......................................       10
MANAGEMENT.............................................................       10
CONTRACT CHARGES.......................................................       10
  Sales Charge.........................................................       10
  Administration Fee...................................................       10
  Modification of Sales Charge and Administration Fee..................       11
  Mortality and Expense Risk Fee.......................................       11
  Investment Management Fee............................................       11
THE CONTRACT...........................................................       11
  The Accumulation Period..............................................       11
     1. Contributions..................................................       11
     2. The Unit Value.................................................       12
     3. Withdrawal of Contributions....................................       12
     4. Systematic Withdrawal Plan.....................................       12
     5. Texas Optional Retirement Program..............................       13
     6. Death Benefits.................................................       13
     7. Discontinuance of Contributions................................       14
     8. Continuing Contributions Under New Employer....................       14
     9. Transfer Payments..............................................       14
    10. Requests by Telephone and Other Electronic Means...............       15
    11. Prudential Mutual Funds........................................       15
    12. Discovery SelectSM Group Retirement Annuity....................       15
    13. Modified Procedures............................................       16
  The Annuity Period...................................................       16
     1. Variable Annuity Payments......................................       16
     2. Electing the Annuity Date and Form of Annuity..................       16
     3. Available Forms of Annuity.....................................       16
     4. Purchasing the Annuity.........................................       17
     5. Assumed Investment Result......................................       17
     6. Schedule of Variable Annuity Purchase Rates....................       18
     7. Deductions for Taxes on Annuity Considerations.................       18
  Assignment...........................................................       18
  Changes in the Contract..............................................       18
  Reports..............................................................       18
  Performance Information..............................................       18
  Participation in Divisible Surplus...................................       18
FEDERAL TAX STATUS.....................................................       19
VOTING RIGHTS..........................................................       20
LITIGATION.............................................................       20
ADDITIONAL INFORMATION.................................................       22
TABLE OF CONTENTS - STATEMENT OF ADDITIONAL INFORMATION................       23
FINANCIAL HIGHLIGHTS...................................................       24

                            Glossary of Special Terms
                            -------------------------

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

ACCUMULATION PERIOD: The period that begins with the Contract date and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.

CONTRACT: The group variable annuity contract described in this prospectus.

CONTRACTHOLDER: The employer, association or trust to which Prudential has issued a Contract.

CONTRIBUTIONS: Payments made under the Contract for the benefit of a Participant.

INCOME PERIOD: The period that begins when you start receiving income payments under the Contract.


NASDAQ: A computerized system that provides price quotations for certain securities traded over-the-counter as well as many New York Stock Exchange listed securities.


PARTICIPANT OR YOU: The person for whose benefit contributions are made under a Contract.

PRUDENTIAL OR WE: The Prudential Insurance Company of America.

PRUDENTIAL'S GROUP TAX-DEFERRED ANNUITY PROGRAM: A Contractholders' program providing for contributions under the contract, a companion fixed-dollar annuity Contract or a combination of the two.

SEPARATE ACCOUNT: Contributions allocated to VCA 2 are held by Prudential in a separate account.

TAX DEFERRAL: A way to increase your assets without being taxed every year. Taxes are not paid on investment gains until you receive a distribution, such as a withdrawal or annuity payment.

UNIT AND UNIT VALUE: You are credited with Units in VCA 2. Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for VCA 2. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of VCA 2 plus any charges and fees that may apply to you.

                                    Fee Table
                                    ---------

PARTICIPANT TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of contributions made).   2.5%
Maximum Deferred Sales Load.............................................   None
Exchange Fee............................................................   None

ANNUAL ADMINISTRATION FEE (maximum)*....................................    $30


ANNUAL ACCOUNT OPERATING EXPENSES (as a percentage of average net assets)
Management Fees.........................................................  .125%
Mortality and Expense Risk Fee*.........................................  .375%
                                                                          -----
Total Annual Expenses...................................................  .500%

------------------------------

*While a Participant is receiving annuity payments, we do not charge the annual administration fee or (for the variable annuity certain option) the mortality and expense risk fee.


EXAMPLE


This example will help you compare the fees and expenses of the Contract with other variable annuity contracts. It is based on information for VCA 2 for the fiscal year ended December 31, 1999.** This example should not be considered as representative of past or future expenses. Actual expenses may be greater or less than those shown.



                                                      1 year   3 years   5 years    10 years
                                                       -----     -----     -----       -----
You would pay the following expenses on each $1,000
invested assuming a 5% annual return. You would pay
the same expenses whether you withdraw from VCA 2,
remain as a Participant or annuitize at the end of
each period.......................................       $30       $41       $52         $86


------------------------------


**The annual administration fee is reflected in the above example on the assumption that it is deducted from the Contract in the same proportions as the aggregate annual administration fees are deducted from the fixed dollar or VCA 2 Contracts. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.


    The Financial Highlights Table appears at the end of this Prospectus.

                                     Summary
                                     -------

                                  THE CONTRACTS


The VCA 2 Contract is a GROUP VARIABLE ANNUITY CONTRACT. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contract is intended for retirement savings or other long-term investment purposes. The Contract, like all deferred annuity contracts, has two phases - an accumulation period and an income period. During the accumulation period, earnings accumulate on a tax-deferred basis. That means you are only taxed on the earnings when you withdraw them. The second phase - the income period - occurs when you begin receiving regular payments from the Contract. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.


The Contract generally is issued to employers who make contributions on behalf of their employees under Section 403(b) of the Internal Revenue Code. In this case, the employer is called the "Contractholder" and the person for whom contributions are being made is called a "Participant" or "you."

                 PRUDENTIAL'S GROUP TAX DEFERRED ANNUITY PROGRAM

PRUDENTIAL'S GROUP TAX DEFERRED ANNUITY PROGRAM CONSISTS OF THE FOLLOWING
CONTRACTS:


       - the VCA 2 Contract described in this prospectus,



       - certain fixed dollar annuity contracts that are offered as companion to the VCA 2 Contract (but are not described in this prospectus), and


       - contracts combining the VCA 2 Contract and a fixed dollar annuity contract.

                                     CHARGES

We deduct a sales charge of 2.5% from each contribution at the time it is made. This means 97.5% of each contribution is invested in VCA 2. This charge is paid to Prudential to cover its expenses in marketing and selling the VCA 2 Contract. The maximum sales charge may be changed by Prudential on 90 days' notice.

In addition, we charge an annual administration fee for recordkeeping and other administrative expenses. This charge will not exceed $30 in any calendar year. We will automatically deduct it from your account. (If you also have a fixed-dollar annuity contract under Prudential's Group Tax Deferred Annuity Program, the fee will be divided between that contract and your VCA 2 account.)


We also charge for investment management services and for mortality and expense risks we assume. Those charges are deducted daily at annual rates of 0.125% and 0.375%, respectively, of the value of your VCA 2 account.

                             WITHDRAWALS & TRANSFERS


All traditional written requests and notices required or permitted under the Contract - other than withdrawal requests and death benefit claims - should be sent to Prudential at the address on the cover of this prospectus. You can also use that address for any written inquiries you may have.



As explained later, notices, forms and requests for transactions related to the Contract may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants.

All permitted telephone transactions may normally be initiated by calling Prudential at 800-458-6333. All permitted internet transactions may be made through www.prudential.com. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.



Your ability to make withdrawals under your Contract is limited by federal tax law. Your employer - the Contractholder - may impose additional restrictions. If you are allowed to make withdrawals, you may submit a permitted, traditional written withdrawal request to us in any of the following ways:


       - by U.S. mail to Prudential Investments, P.O. Box 5410, Scranton, Pennsylvania 18505-5410.

       - by other delivery service - for example, Federal Express - to Prudential Investments, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789.

       - by fax to Prudential Investments, Attn: Client Payments at (570) 340-4328.

Requests for death benefits must also be submitted in writing by one of the means listed above.


To process a withdrawal request or death benefit claim, it must be submitted to Prudential in "good order," which means all requested information must be submitted in a manner satisfactory to Prudential.


In some cases, the Contractholder or a third-party may provide recordkeeping services for the Contract instead of Prudential. In that case, withdrawal and transfer procedures may vary.

                                   Prudential
                                   ----------


Prudential is a mutual life insurance company organized in 1875 under the laws of New Jersey. Its corporate offices are located at 751 Broad Street, Newark, New Jersey 07102-3777. It has been investing for pension funds since 1928.


Prudential is the issuer of the VCA 2 Contract. It is also the investment adviser for VCA 2. It is registered as an investment adviser under the Investment Advisers Act of 1940. Prudential is responsible for the administration and recordkeeping activities for VCA 2.


Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the company's Board of Directors authorized management to take the preliminary steps necessary to allow the company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also, it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.


The plan of reorganization, which has not been fully developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including types, amounts and issue years of the policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, provided that their policies were in force on the date Prudential's Board of Directors adopted a plan of reorganization, while mutual fund customers and customers of the company's subsidiaries would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractholders of Prudential's subsidiaries. This does not constitute a proposal, offer, solicitation or recommendation regarding any plan of reorganization that may be proposed or a recommendation regarding the ownership of any stock that could be issued in connection with any such demutualization.



Eligible policyholders would generally include employers, associations, other groups, and trusts established by or for such entities, that own group policies issued by Prudential, and generally would include Contractholders. The individuals covered under a Contract generally would not be eligible to receive stock or other consideration from Prudential.



                                      VCA 2
                                      -----

VCA 2 was created on January 9, 1968. It is a separate account of Prudential, which means its assets are the property of Prudential but are kept separate from Prudential's general assets and cannot be used to meet liabilities from Prudential's other businesses.

VCA 2 is registered with the SEC as an open-end, diversified management investment company.

                              Investment Practices
                              --------------------

Before making your investment decision, you should carefully review VCA 2's investment objective and policies. There is no guarantee that the investment objective of VCA 2 will be met.

                        INVESTMENT OBJECTIVE AND POLICIES

VCA 2's investment objective is LONG-TERM GROWTH OF CAPITAL. VCA 2 will seek to achieve this objective by investing primarily in EQUITY SECURITIES of major, established corporations. Current income, if any, is incidental to this objective. VCA 2 may also invest in PREFERRED STOCKS, WARRANTS, CONVERTIBLE BONDS or other equity-related securities.


Equity securities are subject to COMPANY RISK. The price of stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Equity securities are also subject to MARKET RISK stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves the possibility of being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of stock are likely to drop.



Under normal market conditions, VCA 2 may also invest up to 20% of its total assets in short, intermediate or long term DEBT INSTRUMENTS that have been rated "investment grade." (This means major rating services, like Standard & Poor's Ratings Group or Moody's Investors Service Inc., have rated the securities within one of their four highest rating groups.) In response to adverse market conditions, we may invest a higher percentage in debt instruments. There is the risk that the value of a particular debt instrument could decrease. Debt instruments may involve CREDIT RISK - the risk that the borrower will not repay an obligation, and MARKET RISK the risk that interest rates may change and affect the value of the investment.

VCA 2 may also invest in foreign securities in the form of AMERICAN DEPOSITARY RECEIPTS (ADRs). ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank. We may purchase ADRs that are traded on a U.S. exchange or in an over-the-counter market. ADRs are generally thought to be less risky than direct investment in foreign securities because they can be transferred easily, have readily available market quotations, and the foreign companies that issue them are usually subject to the same types of financial and accounting standards as U.S. companies. Nevertheless, as foreign securities, ADRs involve special risks that should be considered carefully by investors. These risks include political and/or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a U.S. company.

VCA 2 may also purchase and sell FINANCIAL FUTURES CONTRACTS, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. In addition, we may purchase and sell futures contracts on foreign currencies or groups of foreign currencies. Under a financial futures contract the seller agrees to sell a set amount of a particular financial instrument or currency at a set price and time in the future. Under a stock index futures contract, the seller of the contract agrees to pay to the buyer an amount in cash which is equal to a set dollar amount multiplied by the difference between the set dollar amount and the value of the index on a specified date. No physical delivery of the stocks making up the index is made. VCA 2 will use futures contracts only to hedge its positions with respect to securities, interest rates and foreign securities.

The use of futures contracts for hedging purposes involves several risks. While our hedging transactions may protect VCA 2 against adverse movements in interest rates or other economic conditions, they may limit our ability to benefit from favorable movements in interest rates or other economic conditions. There are also the risks that we may not correctly predict changes in the market and that there may be an imperfect correlation between the futures contract price movements and the securities being hedged. Nor can there be any assurance that a liquid market will exist at the time we wish to close out a futures position. Most futures exchanges and boards of trade limit the amount of fluctuation in futures prices during a single day - once the daily limit has been reached, no trades may be made that day at a price beyond the limit. It is possible for futures prices to reach the daily limit for several days in a row with little or no trading. This could prevent us from liquidating an unfavorable position while we are still required to meet margin requirements and continue to incur losses until the position is closed.


In addition to futures contracts, VCA 2 is permitted to purchase and sell OPTIONS on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts. An option gives the owner the right to buy (a call option) or sell (a put option) securities at a specified price during a given period of time. VCA 2 will only invest in "covered" options. An option can be covered in a variety of ways, such as setting aside certain securities or cash equal in value to the obligation under the option.


Options involve certain risks. We may not correctly anticipate movements in the relevant markets. If this happens, VCA 2 would realize losses on its options position. In addition, options have risks related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although generally VCA 2 will only purchase or write exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange or otherwise may exist and we might not be able to effect closing transactions in particular options. In this event, VCA 2 would have to exercise its options in order to realize any profit and would incur brokerage commissions both upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of such options (or upon the purchase of underlying securities for the exercise of put options). If VCA 2 - as a covered call option writer - is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

VCA 2 may invest in SECURITIES BACKED BY REAL ESTATE or shares of real estate investment trusts - called REITS - that are traded on a stock exchange or NASDAQ. These types of securities are sensitive to factors that many other securities are not - such as real estate values, property taxes, overbuilding, cash flow and the management skill of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.

From time to time, VCA 2 may invest in REPURCHASE AGREEMENTS. In a repurchase agreement, one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short - possibly overnight or a few days - though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 2 will only enter into repurchase agreements that are fully collaterized. VCA 2 will not enter into repurchase agreements with Prudential or its affiliates as seller. However, VCA 2 may enter into joint repurchase transactions with other Prudential investment companies.


VCA 2 may also enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLL TRANSACTIONS. In a reverse repurchase arrangement, VCA 2 agrees to sell one of its portfolio securities and at the same time agrees to repurchase the same security at a set price and time in the future. During the reverse repurchase period, VCA 2 often continues to receive principal and interest payments on the security that it "sold." Each reverse repurchase agreement reflects a rate of interest for use of the money received by VCA 2 and for this reason, has some characteristics of borrowing. Dollar rolls occur when VCA 2 sells a security for delivery in the current month and at the same time agrees to repurchase a substantially similar security from the same party at a specified price and time in the future. During the roll period, VCA 2 does not receive the principal or interest earned on the underlying security. Rather, it is compensated by the difference in the current sales price and the specified future price as well as by interest earned on the cash proceeds of the original "sale." Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities held by VCA 2 may decline below the price of the securities VCA 2 has sold but is obligated to repurchase. In addition, if the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA 2's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA 2's obligation to repurchase the securities.

From time to time, VCA 2 may purchase or sell securities on a WHEN-ISSUED or DELAYED DELIVERY basis - that is, delivery and payment can take place a month or more after the date of the transaction. VCA 2 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.


VCA 2 may also enter into SHORT SALES AGAINST THE BOX. In this type of short sale, VCA 10 owns the security sold (or one convertible into it) but borrows the stock for the actual sale.


VCA 2 may enter into INTEREST RATE SWAP TRANSACTIONS. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 2 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same - to increase or decrease exposure to long- or short-term interest rates. For example, VCA 2 may enter into a swap transaction to preserve a return or spread on a particular investment to a portion of its portfolio or to protect against any increase in the price of securities that VCA 2 anticipates purchasing at a later date. VCA 2 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if our prediction of interest rate movements is incorrect, VCA 2's total return will be less than if we had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 2 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

VCA 2 may also use FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. VCA 2's successful use of forward foreign currency exchange contracts depends on our ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.


VCA 2 may LEND its portfolio securities and invest up to 15% of its net assets in ILLIQUID SECURITIES. Illiquid securities include those without a readily available market and repurchase agreements with maturities of longer than 7 days.


There is risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any investment, an investment in VCA 2 could lose value, and you could lose money.


Additional information about investment policies and restrictions, including the risks associated with their use, is provided in the SAI.

                           Determination of Unit Value
                           ---------------------------

To keep track of investment results, each Participant is credited with Units in VCA 2. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for VCA 2. After that, the Unit Value is adjusted each day to reflect the investment returns and expenses of VCA 2 and certain Contract charges.

The Unit Value is determined once a day - at 4:00 p.m. New York time - on each day the New York Stock Exchange is open for business. If the New York Stock Exchange closes early on a day, the Unit Value will be calculated some time between the closing time and 4:00 p.m. on that day.

EQUITY SECURITIES are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

All SHORT-TERM DEBT SECURITIES having remaining maturities of 60 days or less are valued at amortized cost. This valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value.

OTHER DEBT SECURITIES - those that are not valued on an amortized cost basis - are valued using an independent pricing service.

OPTIONS ON STOCK AND STOCK INDEXES that are traded on an national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE AVAILABLE will be valued at fair value by Prudential under the supervision of the VCA 2 Committee.

                                   Management
                                   ----------

VCA 2 has a Committee - similar to a board of directors - that provides general supervision. The members of the VCA 2 Committee are elected for indefinite terms by the Participants of VCA 2. A majority of the members of the Committee are not "interested persons" of Prudential or its affiliates, as defined by the Investment Company Act of 1940 (the 1940 Act).

Under an investment management agreement, Prudential serves as the investment manager of VCA 2. In turn, Prudential has contracted with its wholly owned subsidiary, Prudential Investment Corporation (PIC), to provide these investment services. Nevertheless, Prudential continues to have responsibility for all investment management services. Prudential reimburses PIC for its costs and expenses incurred in providing these services. PIC is registered as an investment adviser under the Investment Advisers Act of 1940.

Prudential and PIC may use affiliated brokers to execute brokerage transactions on behalf of VCA 2 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. More information about brokerage transactions is included in the SAI.

                                Contract Charges
                                ----------------


We list below the current charges under the Contract. On 90 days' notice, we may change the sales charge, administration fee and the mortality and expense risk fee. The investment management fee generally may be changed only with Participant approval.


                                  SALES CHARGE

We deduct a sales charge of 2.5% from each contribution at the time it is made. This means 97.5% of each contribution is invested in VCA 2. This sales charge is designed to pay our sales and marketing expenses for VCA 2.

                               ADMINISTRATION FEE

We charge an annual administration fee for recordkeeping and other administrative expenses. This fee will not exceed $30 in any calendar year and will be automatically deducted from your account. (If you also have a fixed-dollar annuity contract under Prudential's Group Tax Deferred Annuity Program, the fee will be divided between that and your VCA 2 account.)

We deduct the administration fee on the last business day of each calendar year. New Participants will only be charged a portion of the annual administration fee, depending on the number of months remaining in the calendar year after the first contribution is made.


If you withdraw all of your contributions before the end of a year, we will deduct the fee on the date of the last withdrawal. After that, you may only make contributions as a new Participant, in which case you will be subject to the annual administration fee on the same basis as other new Participants. If a new Participant withdraws all of his or her Units during the first year of participation under the Contract, the full annual administration fee will be charged.


               MODIFICATION OF SALES CHARGE AND ADMINISTRATION FEE

Prudential may reduce or waive the sales charge or administrative fee or both with respect to a particular Contract. We will only do this if we think that our sales or administrative costs with respect to a Contract will be less than for other Contracts. This might occur, for example, if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party. You should refer to your Contract documents which set out the exact amount of fees and charges that apply to your Contract.

                         MORTALITY AND EXPENSE RISK FEE

A "mortality risk" charge is paid to Prudential for assuming the risk that a Participant will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. In addition, an "expense risk" charge is paid to Prudential for assuming the risk that the current charges will not cover the cost of administering the Contract in the future. We deduct these charges daily. We compute the charge at an effective annual rate of 0.375% of the current value of your account (0.125% is for assuming the mortality risk, and 0.250% is for assuming the expense risk).

                            INVESTMENT MANAGEMENT FEE


Like certain other variable annuity contracts, VCA 2 is subject to a fee for investment management services. We deduct this charge daily. We compute the charge at an effective annual rate of 0.125% of the current value of your VCA 2 account.


                                  The Contract
                                  ------------

The Contract described in this prospectus is generally issued to an employer that makes contributions on behalf of its employees. The Contract can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Once a Participant begins to receive annuity payments, Prudential will provide to the Contractholder - for delivery to the Participant - a certificate which describes the variable annuity benefits which are available to the Participant under the Contract.

                              THE ACCUMULATION PERIOD

1. Contributions

When you first become a Participant under the Contract, you must indicate if you want contributions made on your behalf to be allocated between VCA 2 and a companion fixed dollar annuity contract. You can change this allocation from time to time. The discussion below applies only to contributions to VCA 2.

When a contribution is made, we invest 97.5% of it in VCA 2. (The remaining 2.5% is for the sales charge.) You are credited with a certain number of Units, which are determined by dividing the amount of the contribution (less the sales charge) by the Unit Value for VCA 2 for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of VCA 2. Units will be redeemed as necessary to pay your annual administration fee.


The first contribution made on your behalf will be invested within two business days after it has been received by us if we receive your enrollment form in "good order." (This means that all requested information must be submitted in a manner satisfactory to Prudential.) If an initial contribution is made on your behalf and the enrollment form is not in order, we will place the contribution into one of two money market options until the paperwork is complete. The two money market options are:


- If the Contractholder has purchased only a VCA 2 Contract or a VCA 2 Contract together with either a group variable annuity contract issued through Prudential's MEDLEY Program or unaffiliated mutual funds, then the initial contribution will be invested in The Prudential Variable Contract Account-11 within Prudential's MEDLEY Program.

- If the Contractholder has purchased a VCA 2 Contract as well as shares of a money market fund, the initial contribution will be invested in that money market fund.

In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the investment in the money market option. The redemption proceeds plus any earnings will be paid to the Contractholder. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.

2. The Unit Value

Unit Value is determined each business day by multiplying the previous day's Unit Value by the "gross change factor" for the current business day and reducing this amount by the daily equivalent of the investment management and mortality and expense risk charges. The gross change factor for VCA 2 is determined by dividing the current day's net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day's net assets.

3. Withdrawal of Contributions


Because the Contract is intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. Under Section 403(b) of the Internal Revenue Code, contributions made from a Participant's own salary (before taxes) cannot be withdrawn unless the Participant is at least
59 1/2 years old, no longer works for his or her employer, becomes disabled or dies. (Contributions made from your own salary after December 31, 1988 may sometimes be withdrawn in the case of hardship, but you need to check your particular retirement arrangements.) Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.


If your retirement arrangement permits, you may withdraw at any time the dollar value of all of your VCA Units as of December 31, 1988.

Spousal Consent. Under certain retirement arrangements, ERISA requires that married Participants must obtain their spouses' written consent to make a withdrawal request. The spouse's consent must be notarized or witnessed by an authorized plan representative.

BECAUSE WITHDRAWALS WILL GENERALLY HAVE FEDERAL TAX IMPLICATIONS, WE URGE YOU TO CONSULT WITH YOUR TAX ADVISER BEFORE MAKING ANY WITHDRAWALS UNDER THE CONTRACT.

Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in good order, we will pay you the redemption amount within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances - for example, when the New York Stock Exchange is closed or trading is restricted.

4. Systematic Withdrawal Plan


If you are at least 59 1/2 years old and have Units equal to least $5,000, you may be able to participate in the Systematic Withdrawal Plan. Participants under the age of 59 1/2 may also be able to participate in the Systematic Withdrawal Plan if they no longer work for the Contractholder. Regardless of your age, participation in this program may be restricted by your retirement arrangement. Please consult your Contract documents.


RECEIVING PAYMENTS UNDER THE SYSTEMATIC WITHDRAWAL PLAN MAY HAVE SIGNIFICANT TAX CONSEQUENCES AND PARTICIPANTS SHOULD CONSULT WITH THEIR TAX ADVISER BEFORE SIGNING UP.

Generally, amounts you withdraw under the Systematic Withdrawal Plan will be taxable at ordinary income tax rates. In addition, if you have not reached age 59 1/2, the withdrawals will generally be subject to a 10% premature distribution penalty tax. Withdrawals you make after the later of (i) age
70 1/2 or (ii) your retirement, must satisfy certain minimum distribution rules. Withdrawals by beneficiaries must also meet certain minimum distribution rules.


Plan enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse's consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form or equivalent electronic means, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of VCA 2 during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form (or equivalent electronic means) which we will provide to you on request.


Termination of Systematic Withdrawal Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.

Additional Contributions. If you have elected to participate in the Systematic Withdrawal Plan, contributions may still be made on your behalf. These contributions will be subject to the sales charge, so you should carefully consider the effect of these charges while making withdrawals at the same time.

Non-Prudential Recordkeepers. If the Contractholder or some other organization provides recordkeeping services for your Contract, different procedures under the Systematic Withdrawal Plan may apply.

5. Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to your Contract documents if this applies to you.

6. Death Benefits

In the event a Participant dies before the accumulation period under a Contract is completed, a death benefit will be paid to the Participant's designated beneficiary. The death benefit will equal the value of the Participant's Units (less the full annual administration charge) on the day we receive the claim in good order.


Payment Methods. You, the Participant, can elect to have the death benefit paid to your beneficiary in one cash sum, as systematic withdrawals, as a variable annuity, or a combination of the three, subject to the minimum distribution rules of Section 401(a)(9) of the Internal Revenue Code described below. If a Participant does not make an election, his or her beneficiary must chose from these same three options (or a combination) before the LATER to occur of: the first anniversary of the Participant's death or two months after Prudential receives due proof of the Participant's death. For benefits accruing after December 31, 1986, Internal Revenue regulations require that a designated beneficiary must begin to receive payments no later than the EARLIER of (1) December 31 of the calendar year during which the fifth anniversary of the Participant's death occurs or (2) December 31 of the calendar year in which annuity payments would be required to begin to satisfy the minimum distribution requirements described below. As of such date the election must be irrevocable and must apply to all subsequent years. However, if the election includes systematic withdrawals, the beneficiary may terminate them and receive the remaining balance in cash (or effect an annuity with it) or change the frequency, size or duration of the systematic payments.



ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant's spouse in the form of a "qualified pre-retirement survivor annuity." This is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the value of the Participant's Units as of the date of the Participant's death. In these cases, the spouse may waive the benefit in a form allowed by ERISA and relevant Federal regulations. Generally, it must be in a writing which is notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in good order, 50% of the value of the Participant's Units will be paid to the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.



Minimum Distribution Rules. Benefits accruing after December 31, 1986 under a
Section 403(b) annuity contract are subject to minimum distribution rules. These specify the time when payments must begin and the minimum amount that must be paid annually. Generally, when a Participant dies before we have started to make benefit payments, we must pay out the death benefit entirely by December 31 of the calendar year including the fifth anniversary of the Participant's date of death. Or, the beneficiary may select an annuity under option 1, 2 or 4 described below, with the payments to begin as of December 31 of the calendar year immediately following the calendar year in which the Participant died (or, if the Participant's spouse is the designated beneficiary, December 31 of the calendar year in which the Participant would have become 70 1/2 years old, if that year is later). Options 3 and 5 described below may not be selected under these rules. In addition, the duration of any period certain annuity may not exceed the beneficiary's life expectancy as determined under IRS tables. If the amount distributed to a beneficiary for a calendar year is less than the required minimum amount, a federal excise tax is imposed equal to 50% of the amount of the underpayment.


Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See "The Annuity Period - Available Forms of Annuity," below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.

Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant's Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the minimum distribution rules described below.

Until Pay-out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.

7. Discontinuance of Contributions

A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. In addition, any Participant may stop contributions made on his or her behalf.

We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 90 days' notice to the Contractholder.

If contributions on your behalf have been stopped, you may either keep your Units in VCA 2 or elect any of the options described under "Transfer Payments," below.

8. Continuing Contributions Under New Employer

If you become employed by a new employer, and that employer is eligible to provide tax deferred annuities, you may be able to enter into a new agreement with your new employer which would allow you to continue to participate under the Contract. Under that agreement, the new employer would continue to make contributions under the Contract on your behalf.

9. Transfer Payments


Unless your Contract specifically provides otherwise, you can transfer all or some of your VCA 2 Units to a fixed dollar annuity contract issued under Prudential's Group Tax Deferred Annuity Program. To make a transfer, you need to provide us with a completed transfer request in a permitted form, including a properly authorized telephone or Internet transfer request (see below). There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you. Different procedures may apply if your Contract has a recordkeeper other than Prudential.


You may also make transfers into your VCA 2 account from a fixed dollar annuity contract issued under Prudential's Group Tax Deferred Annuity Program or from a similar group annuity contract issued by Prudential to another employer. When you make transfers into your VCA 2 account no sales charges are imposed. Because your retirement arrangements or the contracts available under your arrangements may contain restrictions on transfers, you should consult those documents. For example, some contracts and retirement plans provide that amounts transferred to VCA 2 from the fixed dollar annuity may not be transferred within the following 90 days to an investment option deemed to be "competing" with the fixed dollar annuity contract. Prudential reserves the right to limit how many transfers you may make in any given period of time.

Processing Transfer Requests. On the day we receive your transfer request in good order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in the fixed-dollar annuity contract. The value of the Units redeemed will be determined by dividing the amount transferred by the Unit Value for that day for VCA 2.

Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer a Participant's Units in VCA 2 to a designated alternate funding agency. We will notify each Participant with Units of the Contractholder's request. A Participant may then choose to keep his or her Units in VCA 2 or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in VCA 2.

If you choose to transfer your VCA 2 Units to the alternate funding agency, your VCA 2 account will be closed on the "transfer date" which will be the LATER to occur of:


- a date specified by the Contractholder, OR


- 90 days after Prudential receives the Contractholder's request.

At the same time, all of the VCA 2 Units of Participants who have elected to go into the alternate funding agency will be transferred to a liquidation account (after deducting the full annual administration charge for each Participant). Each month, beginning on the transfer date, a transfer will be made from the liquidation account to the alternate funding agency equal to the GREATER of:

-      $2 million, or


-      3% of the value of the liquidation account as of the transfer date.




When this happens, Units in the liquidation account will be canceled until there are no more Units.

10. Requests, Consents and Notices


The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.



For your protection and to prevent unauthorized exchanges, telephone calls and other communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be authorized by you.



During times of extraordinary economic or market changes, telephone or other electronic and other instructions may be difficult to implement.



Some state retirement programs, or Contractholders, may not allow these privileges or allow them only in modified form.


11. Prudential Mutual Funds

We may offer certain Prudential mutual funds as an alternative investment vehicle for existing VCA 2 Contractholders. These funds are managed by Prudential Investments Fund Management LLC, a wholly-owned subsidiary of Prudential. If the Contractholder elects to make one or more of these funds available, Participants may direct new contributions to the funds.

Exchanges. Prudential may also permit Participants to exchange some or all of their VCA 2 Units for shares of Prudential mutual funds without imposing any sales charges. In addition, Prudential may allow Participants to exchange some or all of their shares in Prudential mutual funds for VCA 2 Units. No sales charge is imposed on these exchanges or subsequent withdrawals. Before deciding to make any exchanges, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do not have the same features as the VCA 2 Contract.


Offer Period. Prudential will determine the time periods during which these exchange rights will be offered. In no event will these exchange rights be offered for a period of less than 60 days. Any exchange offer may be terminated, and the terms of any offer may change.


Annual Administration Fee. If a Participant exchanges all of his or her VCA 2 Units for shares in the Prudential mutual funds, the annual administration fee under the Contract may be deducted from the Participant's mutual fund account.

Taxes. Generally, there should be no adverse tax consequences if a Participant elects to exchange amounts in the Participant's current VCA 2 account(s) for shares of Prudential mutual funds or vice versa. Exchanges from a VCA 2 account to a Prudential mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, exchanges from a Prudential mutual fund to a VCA 2 account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under VCA 2.

Demutualization. If the Contractholder makes Prudential mutual funds available and Participants exchange their VCA 2 Units for shares of the Prudential mutual funds, and if Prudential demutualizes in the future, the Contractholder might not receive consideration it might otherwise have received or the amount of the consideration the Contractholder receives could be smaller than had Participants not exchanged VCA 2 Units. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the company's subsidiaries would not be. Under New Jersey's demutualization law, a policy or an annuity contract would have to be in effect on the date Prudential's Board of Directors adopts a plan of reorganization in order to be considered for eligibility. A VCA 2 Contract will cease to be in effect when all Participants have redeemed their Units under a VCA 2 Contract. Decisions regarding the exchange of VCA 2 Units should be based on the desire for the features of the mutual funds as well as Participants' insurance needs, and not on Prudential's potential demutualization. For more information about demutualization, see "Prudential," above.

12. Discovery Select(SM) Group Retirement Annuity

Certain Participants may be offered an opportunity to exchange their VCA 2 Units for interests in Discovery SelectSM Group Retirement Annuity (Discovery Select), which offers 22 different investment options. The mutual funds available through Discovery Select are described in the Discovery Select prospectus and include both Prudential and non-Prudential funds.

For those who are eligible, no charge will be imposed upon transfer into Discovery Select, however, Participants will become subject to the charges applicable under that annuity. Generally, there should be no adverse tax consequences if a Participant elects to exchange VCA 2 Units for interests in Discovery Select.

A copy of the Discovery Select prospectus can be obtained at no cost by calling 1-800-458-6333.

If the Contractholder makes Discovery Select available and Participants exchange their VCA 2 Units for interests in Discovery Select, and if Prudential demutualizes in the future, the Contractholder might not receive consideration it might otherwise have received or the amount of the consideration the Contractholder receives could be smaller than had Participants not exchanged VCA 2 Units. Decisions regarding the exchange of VCA 2 Units should be based on the desire for the features of Discovery Select as well as Participants' insurance needs, and not on Prudential's potential demutualization. For more information about demutualization, see "Prudential," above.

13. Modified Procedures

Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different procedures than those described in this prospectus. For example, they may require that transfer and withdrawal requests be sent to the recordkeeper rather than Prudential. For more information, please refer to your Contract documents.

                               THE ANNUITY PERIOD

1. Variable Annuity Payments

The annuity payments you receive under the Contract once you reach the income phase will depend on the following factors:


-      the total value of your VCA 2 Units on the date the annuity begins,



-      the taxes on annuity considerations as of the date the annuity begins,



-      the schedule of annuity rates in the Contract, and



-      the investment performance of VCA 2 after the annuity has begun.


The annuitant will receive the value of a fixed number of Annuity Units each month. Changes in the value of the Units, and thus the amount of the monthly payment, will reflect investment performance after the date on which the income phase begins.

2. Electing the Annuity Date and the Form of Annuity

If permitted under federal tax law and your Contract, you may use all or any part of your VCA 2 Units to purchase a variable annuity under the Contract. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you. You may also be able to purchase a fixed dollar annuity if you have a companion fixed dollar contract.

The Retirement Equity Act of 1984 requires that a married Participant under certain types of retirement arrangements must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. The spouse's consent must be signed, and notarized or witnessed by an authorized plan representative.

If the dollar amount of your first monthly annuity payment is less than the minimum specified in the Contract, we may decide to make a withdrawal payment to you instead of an annuity payment. If we do so, all of the Units in your VCA 2 account will be withdrawn as of the date the annuity was to begin.

3. Available Forms of Annuity

OPTION 1 - VARIABLE LIFE ANNUITY.

If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. However, no payments will be made after you pass away. It is possible under this type of annuity to receive only one annuity payment. For this reason, this option is generally best for someone without dependents who wants higher income during his or her lifetime.

OPTION 2 - VARIABLE LIFE ANNUITY WITH PAYMENTS CERTAIN.

If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a minimum number of monthly payments that will be made - 120 or 180 - so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period.

OPTION 3 - VARIABLE JOINT AND SURVIVOR ANNUITY.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the "contingent annuitant," if living, for the remainder of her or his lifetime. When you purchase this type of annuity you will be asked to set the percentage of the monthly payment - for example, 33% or 66% or 100% - you want paid to the contingent annuitant for the remainder of his or her lifetime.

OPTION 4 - VARIABLE ANNUITY CERTAIN.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Options 1, 2 and 3, these payments will only be paid for 120 months. If you pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period. If you outlive the specified time period, you will no longer receive any annuity payments.

Because Prudential does not assume any mortality risk, no mortality risk charges are made in determining the annuity purchase rates for this option.

OPTION 5 - VARIABLE JOINT AND SURVIVOR ANNUITY WITH 120 PAYMENTS CERTAIN.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the "contingent annuitant," if living, for the remainder of her or his lifetime. Your contingent annuitant will receive monthly payments in the same amount as the monthly payments you have received for a period of 120 months. You also set the percentage of the monthly payment - for example, 33% or 66% or even 100% - you want paid to the contingent annuitant for the remainder of his or her lifetime after the 120 month period.

If both you and the contingent annuitant pass away during the 120 month period, payments will be made to the properly designated beneficiary for the rest of that period.

If the dollar amount of the first monthly payment to a beneficiary is less than the minimum set in the Contract, or the beneficiary named under Options 2, 4 and 5 is not a natural person receiving payments in his or her own right, Prudential may elect to pay the commuted values of the unpaid payments certain in one sum.


With respect to benefits accruing after December 31, 1986, the duration of any period certain payments may not exceed the life expectancy of the Participant (or if there is a designated beneficiary, the joint life and last survivor expectancy of the Participant and the designated beneficiary as determined under Internal Revenue Service life expectancy tables). In addition, regulations have been proposed by the Internal Revenue Service that would serve to limit the duration of any period certain payment and the maximum survivor benefit payable under a joint and survivor annuity.


4. Purchasing the Annuity


Once you have selected a type of annuity, you must submit to Prudential an election in a permitted written (or electronic) form that we will provide or give you access to on request. Unless you pick a later date, the annuity will begin on the first day of the second month after we have received your election in good order and you will receive your first annuity payment within one month after that.



If it is necessary to withdraw all of your contributions in VCA 2 to purchase the annuity, the full annual administration fee will be charged. The remainder - less any applicable taxes on annuity considerations - will be applied to provide an annuity under which each monthly payment will be the value of a specified number of "Annuity Units." The Annuity Unit Value is calculated as of the end of each month. The value is determined by multiplying the "annuity unit change factor" for the month by the Annuity Unit Value for the preceding month. The annuity unit change factor is calculated by:



       ADDING to 1.0 the rate of investment income earned, if any, after applicable taxes and the rate of asset value changes in VCA 2 during the period from the end of the preceding month to the end of the current month,



       THEN DEDUCTING the rate of the investment management fee for the number of days in the current month (computed at an effective annual rate of 0.125%), and


       DIVIDING by the sum of 1.00 and the rate of interest for 1/12 of a year, computed at the effective annual rate specified in the Contract as the "Assumed Investment Result" (see below).

5. Assumed Investment Result

To calculate your initial payment, we use an "annuity purchase rate." This rate is based on several factors, including an assumed return on your investment in VCA 2. If VCA 2's actual investment performance is better than the assumed return, your monthly payment will be higher. On the other hand, if VCA 2's actual performance is not as good as the assumed return, your monthly payment will be lower.

Under each Contract, the Contractholder chooses the assumed return rate. This rate may be 3 1/2%, 4%, 4 1/2%, 5% or 5 1/2%. The return rate selected by the Contractholder will apply to all Participants receiving annuities under the Contract.

The higher the assumed return rate, the greater the initial annuity payment will be. However, in reflecting the actual investment results of VCA 2, annuity payments with a lower assumed return rate will increase faster - or decrease slower - than annuity payments with a higher assumed return rate.

6. Schedule of Variable Annuity Purchase Rates

The annuity rate tables contained in the Contract show how much a monthly payment will be, based on a given amount. Prudential may change annuity purchase rates. However, no change will be made that would adversely affect the rights of anyone who purchased an annuity prior to the change unless we first receive their approval or we are required by law to make the change.

7. Deductions for Taxes on Annuity Considerations

Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in VCA 2 is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment in VCA 2 to cover such taxes or assessments, if any, when applicable. Not all states impose premium taxes on annuities; however, the rates of those that do currently range from 0.5% to 5%.

                                     ASSIGNMENT

The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.

                              CHANGES IN THE CONTRACT

We have the right under the Contract to change the annual administration fee and sales charges. In the event we decide to change the sales charge, the new charge will only apply to contributions made after the change takes place.

The Contract allows us to revise the annuity purchase rates from time to time as well as the mortality and expense risk fees. A Contract may also be changed at any time by agreement of the Contractholder and Prudential - however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.

If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days' prior notice.

                                      REPORTS


At least once a year, you will receive a report from us showing the number of your Units in VCA 2. You will also receive annual and semi-annual reports showing the financial condition of VCA 2.


                              PERFORMANCE INFORMATION

Performance information for VCA 2 may appear in advertisements and reports to current and prospective Contractholders and Participants. This performance information is based on actual historical performance and does not indicate or represent future performance.

Total return data is based on the overall dollar or percentage change in the value of a hypothetical investment. Total return quotations reflect changes in Unit Values and the deduction of applicable charges.

A cumulative total return figure reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.


Advertising materials for VCA-2 may include biographical information relating to its portfolio manager, and may include or refer to commentary by VCA-2's manager concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for VCA-2 also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.



From time to time, advertising materials for VCA-2 may include information concerning retirement and investing for retirement, and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Prudential or its affiliates.


See "Performance Information" in the SAI for recent performance information.

                         PARTICIPATION IN DIVISIBLE SURPLUS

A mutual life insurance company, like Prudential, differs from a stock life insurance company in that it has no stockholders who are the owners of the enterprise. Rather, the holders of Prudential contracts participate in the divisible surplus of Prudential, if any, according to the annual determination of the Prudential Board of Directors. For the Contract described in this prospectus, any surplus determined by the Prudential Board of Directors as a dividend is credited to Participants. NO ASSURANCE CAN BE GIVEN AS TO THE AMOUNT, IF ANY, THAT WILL BE AVAILABLE FOR DISTRIBUTION UNDER THIS CONTRACT IN THE FUTURE.


Such payments amounted to $406,121 during 1999, $4,176,839 during 1998 and $78,656 during 1997.


                               Federal Tax Status
                               ------------------

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

TAX-QUALIFIED RETIREMENT ARRANGEMENTS USING THE CONTRACTS

The Contract may be used with retirement programs governed by Internal Revenue Code Section 403(b) (Section 403(b) plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contract are complex and you are advised to consult a qualified tax adviser.

Contributions

In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year.

Earnings

Federal income tax currently is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal.

Distribution or Withdrawal

When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments under a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income.

Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. Participants contemplating a withdrawal should consult a qualified tax adviser. In addition, federal tax laws impose restrictions on withdrawals from Section 403(b) annuities. This limitation is discussed in the "Withdrawal of Contributions," above.

Minimum Distribution Rules

In general, distributions from a Section 403(b) plan that are attributable to benefits accruing after December 31, 1986 must begin by the "Required Beginning Date" which is April 1 of the calendar year following the later of (1) the year in which you attain age 70 1/2 or (2) you retire. However, if you are a 5% owner of the Contractholder as defined under the Internal Revenue Code, distributions must begin by April 1 of the calendar year following the year you attain age
70 1/2.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary.

Distributions to beneficiaries are also subject to minimum distribution rules. If you die before your entire interest in your Contract has been distributed, your remaining interest must be distributed at least as rapidly as under the method of distribution being used as of your date of death. If you die before distributions have begun (or are treated as having begun) the entire interest in your Contract must be distributed by December 31 of the calendar year containing the fifth anniversary of your death. Alternatively, if there is a designated beneficiary, the designated beneficiary may elect to receive payments beginning no later than December 31 of the calendar year immediately following the year in which you die and continuing for the beneficiary's life or a period not exceeding the beneficiary's life expectancy.

Special rules apply where your spouse is your designated beneficiary.

If you or your beneficiary does not meet the minimum distribution requirements, an excise tax applies.

WITHHOLDING


Certain distributions from Section 403(b) plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (b) distributions for a specified period of 10 years or more; (c) distributions required as minimum distributions; or (d) hardship distributions of salary deferral amounts.

DEATH BENEFITS

In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes.

TAXES ON PRUDENTIAL

VCA 2 is not considered a separate taxpayer for purposes of the Internal Revenue Code. The earnings of this account are taxed as part of the operations of Prudential. We do not currently charge you for federal income taxes paid by Prudential. We will review the question of a charge for our federal income taxes attributable to the Contract periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contract.

                                  Voting Rights
                                  -------------

VCA 2 may call meetings of its Participants, just like mutual funds have shareholder meetings. Each Participant in VCA 2 has the right to vote at meetings of VCA 2.


Participant meetings are not necessarily held every year. VCA 2 Participant meetings may be called to elect Committee Members, vote on amendments to the investment management agreement, and approve changes in fundamental investment policies. Under the Rules and Regulations of VCA 2, a Participant meeting to elect Committee Members must be held if less than a majority of the Members of a Committee have been elected by Participants.


As a VCA 2 Participant, you are entitled to the number of votes that equals the total dollar amount of your Units. To the extent Prudential has invested its own money in VCA 2, it will be entitled to vote on the same basis as other Participants. Prudential's votes will be cast in the same proportion that the other Participants vote - for example, if 25% of the Participants who vote are in favor of a proposal, Prudential will cast 25% of its votes in favor of the proposal.






                                   Litigation
                                   ----------




We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. As an example of such litigation, in March, 2000, plaintiffs filed a purported class action against us titled Olmsted v. Pruco Life Insurance Company of New Jersey and The Prudential Insurance Company of America, alleging that certain fees and expenses charged to the plaintiffs in connection with the sale of variable annuities since March 1, 1997 were excessive and unreasonable. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.



In particular, Pruco Life and Prudential have been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls and a series of fines, and are in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, Prudential and/or Pruco Life remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, Prudential and Pruco Life remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to their sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.



In 1999, 1998, 1997 and 1996, Prudential recorded provision in its Consolidated Statements of Operation of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.

                          Additional Information

A registration statement under the Securities Act of 1933 has been filed with the SEC with respect to the Contract. This prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.

For further information, you may also contact Prudential's office at the address or telephone number on the cover of this prospectus.

A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-800-458-6333.

             Table of Contents - Statement of Additional Information

                                                                            PAGE

INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA 2......................        3
Fundamental Investment restrictions adopted by VCA 2...................        4
Non-fundamental investment restrictions adopted by VCA 2...............        5
Investment restrictions imposed by state law...........................        5
Additional information about financial futures contracts...............        6
Additional information about options...................................        7
Forward foreign currency exchange contracts............................       12
Interest rate swap transactions........................................       13
Loans of portfolio securities..........................................       13
Portfolio turnover rate................................................       14
Portfolio brokerage and related practices..............................       14
Custody of securities..................................................       15
THE VCA 2 COMMITTEE....................................................       16
Officers who are not directors.........................................       16
Remuneration of members of the Committee and certain affiliated persons       17
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA-DIRECTORS..................       17
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA-PRINCIPAL OFFICERS.........       19
SALE OF GROUP VARIABLE ANNUITY CONTRACTS...............................       21
EXPERTS................................................................       21
FINANCIAL STATEMENTS OF VCA 2..........................................      A-1
CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
  COMPANY OF AMERICA AND SUBSIDIARIES..................................      B-1

                         FINANCIAL HIGHLIGHTS FOR VCA 2

                INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE YEAR)


The following financial highlights for the four-year period ended December 31, 1999 has been audited by PricewaterhouseCoopers LLP, independent accountants, whose unqualified report thereon appears in VCA 2's Annual Report dated December 31, 1999. The condensed financial information for each of the years prior to and including the period ended december 31, 1995 has been audited by other independent auditors, whose report thereon was also unqualified. The information set out below should be read together with the financial statements and related notes that also appear in VCA 2's Annual Report which is included in the SAI.



                                                                               Year Ended December 31,
                                  -----------------------------------------------------------------------------------------------
                                  1999      1998      1997      1996      1995      1994      1993      1992      1991      1990
                                  ----      ----      ----      ----      ----      ----      ----      ----      ----      ----

Investment Income...........   $.4596     $.3414    $.2633    $.2056    $.2000    $.1896    $.2823    $.1635    $.1629    $.2278
Expenses
    For investment
      management fee........   (.0316)    (.0325)   (.0284)   (.0215)   (.0170)   (.0151)   (.0138)   (.0111)   (.0094)   (.0079)
    For assuming
      mortality and
      expense risks.........   (.0948)    (.0974)   (.0850)   (.0646)   (.0511)   (.0453)   (.0412)   (.0335)   (.0285)   (.0239)
                             --------   --------- --------  --------  --------  --------  --------   -------   -------   -------

Net investment income.......    .3332      .2115     .1499     .1195     .1319     .1292     .2273     .1189     .1250     .1960
                             --------   --------- --------  --------  --------  --------  --------   -------   -------   -------
Capital Changes
    Net realized gain (loss)
      on investments........   1.3723     3.1604    4.7245    2.3368    1.5228    1.0028    1.1147    1.2862     .6231     .1523
    Net unrealized
      appreciation
      (depreciation) of
      investments...........  (1.4043)   (4.3161)   1.3843    1.7641    1.7558   (1.2955)    .9803    (.2121)   1.4671    (.5709)
                             --------   --------- --------  --------  --------  --------  --------   -------   -------   -------
    Net increase (decrease)
      in Accumulation
      Unit Value............    .3012    (0.9442)   6.2587    4.2204    3.4105    (.1635)   2.3223    1.1930    2.2152    (.2226)
                             --------   --------  --------  --------  --------  --------  --------   -------   -------   -------
Accumulation Unit Value
    Beginning of year.......  24.9386    25.8828   19.6241   15.4037   11.9932   12.1567    9.8344    8.6414    6.4262    6.6488
    End of year............. $25.2398   $24.9386  $25.8828  $19.6241  $15.4037  $11.9932  $12.1567   $9.8344   $8.6414   $6.4262
                             --------   --------  --------  --------  --------  --------  --------   -------   -------   -------
Ratio of Expenses to
    average net assets**....     .50%       .50%       .50%      .50%     .50%       .50%      .50%      .50%      .50%      .50%
                             --------   --------   --------  --------  --------  --------  --------   -------   -------   -------
Ratio of net investment
    income to average
    net assets..............    1.33%       .81%       .70%      .69%     .96%      1.07%     2.06%     1.32%     1.64%     3.08%
                             --------   --------  --------  --------  --------  --------  --------   -------   -------   -------
Portfolio turnover rate.....      81%        43%        47%       53%      42%        37%       47%       73%       79%      108%
                             --------   --------  --------  --------  --------  --------  --------   -------   -------   -------
Number of Accumulation
  Units outstanding for
  Participants at end of
  year(000 omitted).........   20.424    26,278     28,643    30,548   31,600     32,624    32,968    33,147    34,228    35,218
                             --------   --------  --------  --------  --------  --------  --------   -------   -------   -------


------------------------------
*  Calculation by accumulating the actual per Unit amounts daily.
** These calculations exclude Prudential's equity in VCA 2.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

FOR MORE INFORMATION

Additional information about VCA 2 can be obtained upon request without charge and can be found in the following documents:

       Statement of Additional Information (SAI) (incorporated by reference into this prospectus)

       Annual Report
       (including a discussion of market conditions and strategies that significantly affected VCA 2's performance during the previous year)

       Semi-Annual Report

To obtain these documents or to ask any questions about VCA 2:

       Call toll-free 1-800-458-6333
       OR
       Write to The Prudential Contract Account-2
       c/o Prudential Investments
       30 Scranton Office Park
       Scranton, PA 18506-1789

You can also obtain copies of VCA 2 documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
(The SEC charges a fee to copy documents.)

In Person:
Public Reference Room
in Washington, DC
(For hours of operation, call 1(800) SEC-0330.)

Via the Internet:
http://www.sec.gov


SEC File No.:
The Prudential Variable Contract Account 2 2-28136

                      (This page intentionally left blank)

                      (This page intentionally left blank)

The Prudential Insurance Company of America
c/o Prudential Investments
30 Scranton Office Park
Scranton, Pennsylvania 18507-1789

ADDRESS SERVICE REQUESTED

MD.PU.004.0499
                                                                       BULK RATE
                                                                    U.S. POSTAGE
                                                                            PAID
                                                                  PERMIT No. 941
                                                                     CHICAGO, IL

A "Statement of Additional Information" about the Contracts has been filed with the Securities and Exchange Commission. A copy of this Statement is available without charge.

To receive additional information about the Contracts and VCA 2 fill in your name and address on this card, tear it off, affix the proper postage, and mail it to us.

                         YOU MUST DETACH BEFORE MAILING
--------------------------------------------------------------------------------

Please send me the "Statement of Additional Information" describing The Prudential's Group Tax-Deferred Variable Annuity Contracts.

Name   ________________________________________________
Address________________________________________________

City   ________________________________________________
State  ______________________ Zip Code  _______________

PLEASE PRINT -- will be used as mailing label!

                                                                          Please
                                                                           place
                                                                         correct
                                                                         postage
                                                                            here






                            Prudential Investments
                            c/o Prudential Retirement Services
                            30 Scranton Office Park
                            Scranton, Pennsylvania 18507-1789

                            Attention: Retirement Services Marketing

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2000


                  GROUP TAX-DEFERRED VARIABLE ANNUITY CONTRACTS
                                 ISSUED THROUGH

                                 THE PRUDENTIAL
                           VARIABLE CONTRACT ACCOUNT-2

These Contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Section 403(b) of the Internal Revenue Code of 1986, as amended. Contributions made on behalf of Participants are invested in The Prudential Variable Contract Account-2, a separate account primarily invested in common stocks.

                                 ---------------


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2000, which is available without charge upon written request to The Prudential Insurance Company of America, c/o Prudential Investments, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789, or by telephoning 1-800-458-6333.


                                [PRUDENTIAL LOGO]

                                TABLE OF CONTENTS


                                                                                                           PAGE

INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA 2........................................................  3
  Fundamental investment restrictions adopted by VCA 2...................................................  4
  Non-fundamental investment restrictions adopted by VCA 2...............................................  5
  Investment restrictions imposed by state law...........................................................  5
  Additional information about financial futures contracts...............................................  6
  Additional information about options...................................................................  7
  Forward foreign currency exchange contracts............................................................ 12
  Interest rate swap transactions........................................................................ 13
  Loans of portfolio securities.......................................................................... 13
  Portfolio turnover rate................................................................................ 14
  Portfolio brokerage and related practices.............................................................. 14
  Custody of securities.................................................................................. 15

THE VCA 2 COMMITTEE...................................................................................... 16
  Officers who are not directors......................................................................... 16
  Remuneration of members of the Committee and certain affiliated persons................................ 17

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--DIRECTORS................................................... 17
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--PRINCIPAL OFFICERS.......................................... 19
SALE OF GROUP VARIABLE ANNUITY CONTRACTS................................................................. 21
EXPERTS.................................................................................................. 21
FINANCIAL STATEMENTS OF VCA 2............................................................................ A-1
CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND
SUBSISIARIES....................................................                                          B-1

                            INVESTMENT MANAGEMENT AND
                                ADMINISTRATION OF
                                      VCA 2

Prudential acts as investment manager for VCA 2 under an Agreement for Investment Management Services. The Account's assets are invested and reinvested in accordance with its investment objective and policies, subject to the general supervision and authorization of the Account's Committee.

Subject to Prudential's supervision, substantially all of the investment management services provided by Prudential are furnished by its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), pursuant to the service agreement between Prudential and PIC (the "Service Agreement") which provides that Prudential will reimburse PIC for its costs and expenses. PIC is registered as an investment adviser under the Investment Advisers Act of 1940.


Prudential continues to have responsibility for all investment advisory services under its advisory or subadvisory agreements with respect to its clients. Prudential's Agreement for Investment Management Services with VCA 2 was approved initially by the Participants at their meeting on May 29, 1969 and was most recently renewed by unanimous vote of the Committee on May 28, 1999. The Service Agreement was approved by participants in VCA 2 on July 25, 1985 and its annual continuation was most recently approved by unanimous vote of the VCA 2 Committee on May 28, 1999. The Account's Agreement for Investment Management Services and the Service Agreement will continue in effect as long as approved at least once a year by a majority of the non-interested members of the Account's Committee and either by a majority of the entire Committee or by a majority vote of persons entitled to vote in respect of the Account. The Account's Agreement for Investment Management Services will terminate automatically in the event of assignment, and may be terminated without penalty on 60 days' notice by the Account's Committee or by the majority vote of persons having voting rights in respect of the Account, or on 90 days' notice by Prudential.


The Service Agreement will continue in effect as to the Account for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in the same manner as the Agreement for Investment Management Services between Prudential and the Account. The Service Agreement may be terminated by either party upon not less than thirty days' prior written notice to the other party, will terminate automatically in the event of its assignment and will terminate automatically as to the Account in the event of the assignment or termination of the Agreement for Investment Management Services between Prudential and the Account. Prudential is not relieved of its responsibility for all investment advisory services under the Agreement for Investment Management Services between Prudential and the Account. The Service Agreement provides for Prudential to reimburse PIC for its costs and expenses incurred in furnishing investment advisory services. For the meaning of a majority vote of persons having voting rights with respect to the Account, see the section entitled "Voting Rights" in the Prospectus.

Prudential is responsible for the administrative and recordkeeping functions of VCA 2 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants' Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.


A daily charge is made which is equal to an effective annual rate of 0.50% of the net asset value of VCA 2. One-half (0.25%) of this charge is for assuming expense risks; 1/4 (0.125%) of this charge is for assuming mortality risks; and 1/4 (0.125%) is for investment management services. During 1999, 1998, and 1997, Prudential received $2,930,978, $3,622,935 and $3,351,395, respectively, from VCA 2 for assuming mortality and expense risks and for providing investment management services.



There is also an annual administration charge made against each Participant's accumulation account in an amount which varies with each Contract but which is not more than $30 for any accounting year. During 1999, 1998, and 1997, Prudential collected $23,655, $26,137 and $28,266, respectively, from VCA 2 in those annual account charges.

A sales charge is also imposed on certain purchase payments made under a Contract on behalf of a Participant. The sales charges imposed on purchase payments to VCA 2 during 1999, 1998, and 1997 were $6,721, $9,673 and $9,628, respectively.



The VCA-2 Committee has adopted a Code of Ethics. In addition, Prudential, PIC, and PIMS have each adopted a Code of Ethics (the "Codes"). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by VCA-2. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when VCA-2 is making such investments. These Codes of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These Codes of Ethics are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, by writing the Commission's Public Reference Station Washington, D.C. 20549-0102.


FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 2

In addition to the investment objective described in the Prospectus, the following investment restrictions are fundamental investment policies of VCA 2 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA 2 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA 2's total assets, more than 5% of VCA 2's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA 2's total assets (determined at the time of the investment) would be invested in a single industry.

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 2 except that VCA 2 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ").


Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 2 except that VCA 2 may purchase and sell financial futures contracts and related options.



Loans. VCA 2 will not lend money, except that loans of up to 10% of the value of VCA 2's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by VCA 2 in accordance with its investment objectives and policies.


Borrowing. VCA 2 will not issue senior securities, borrow money or pledge its assets, except that VCA 2 may borrow from banks up to 33 1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 2 may pledge up to 33 1/3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA 2 will not purchase securities on margin (but VCA 2 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA 2 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

Underwriting of Securities. VCA 2 will not underwrite the securities of other issuers, except where VCA 2 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 2 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA 2 for the purpose of exercising control or management thereof.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 2

The VCA 2 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The

Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 2.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 2 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

Short Sales. VCA 2 will not make short sales of securities or maintain a short position, except that VCA 2 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.

Restricted Securities. No more than 15% of the value of the net assets held in VCA 2 will be invested in securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days) that are subject to legal or contractual restrictions on resale or for which no readily available market exists.

INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW

In addition to the investment objectives, policies and restrictions that VCA 2 has adopted, the Account must limit its investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, the Account will comply, without the approval of Participants or others having voting rights in respect of the Account, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:

     1. An account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

     2. The stock of a corporation may not be purchased unless (i) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (ii) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

     3. Any common stock purchased must be (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.

     4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of an Account would be invested in the securities of such corporation.

The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA 2 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Account will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Account.

Investment limitations may also arise under the insurance laws and regulations of the other states where the Contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios of the Account.

ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS

As described in the Prospectus, VCA 2 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the Prospectus.

VCA 2 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called the "variation margin," are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

There are several risks associated with the use of futures contracts for hedging purposes. While VCA 2's hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA 2 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA 2's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.

There can be no assurance that a liquid market will exist at a time when VCA 2 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA 2 from liquidating an unfavorable position and VCA 2 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

ADDITIONAL INFORMATION ABOUT OPTIONS

As described in the Prospectus, VCA 2 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the Prospectus.

In addition to those described in the Prospectus, options have other risks, primarily related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA 2 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA 2 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA 2 as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The purchase and sale of over-the-counter ("OTC") options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA 2 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA 2 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA 2 originally wrote the OTC option. There can be no assurance that VCA 2 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA 2 may be unable to liquidate an OTC option.

Options on Equity Securities. VCA 2 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or that result from privately negotiated transactions with broker-dealers. A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.

VCA 2 will write only "covered" options on stocks. A call option is covered if:
(1) VCA 2 owns the security underlying the option; or (2) VCA 2 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or
(3) VCA 2 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA 2 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: (1) VCA 2 deposits and maintains with its custodian in a segregated account cash, U.S. government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2) VCA 2 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA 2 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.

VCA 2 may also purchase "protective puts" (i.e., put options acquired for the purpose of protecting a VCA 2 security from a decline in market value). The loss to VCA 2 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA 2 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

VCA 2 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.

VCA 2 may purchase call options for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.

Options on Debt Securities. VCA 2 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

VCA 2 will write only "covered" options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA 2 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

VCA 2 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA 2 will also segregate or deposit for the benefit of VCA 2's broker cash or other liquid unencumbered assets equivalent to the amount, if any, by which the put is "in the money." It is contemplated that VCA 2's use of straddles will be limited to 5% of VCA 2's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA 2's net assets at the time the straddle is written).

VCA 2 may purchase "protective puts" in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA 2 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA 2 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA 2 purchases a put option on an underlying security it owns.

VCA 2 may also purchase call options on debt securities for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

VCA 2 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

VCA 2 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.

Options on Stock Indices. VCA 2 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or OTC options. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the "multiplier"). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

VCA 2 will write only "covered" options on stock indices. A call option is covered if VCA 2 follows the segregation requirements set forth in this paragraph. When VCA 2 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA 2 has not written a stock call option and which has not been hedged by VCA 2 by the sale of stock index futures. When VCA 2 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA 2's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA 2 will so segregate, escrow, or pledge an amount in cash, U.S. government securities, or other liquid unencumbered assets equal in value to the difference. In addition, when VCA 2 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. government securities or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA 2's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

A call option is also covered if VCA 2 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA 2 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.

A put option is covered if: (1) VCA 2 holds in a segregated account cash, U.S. government securities or other liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA 2 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA 2 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.

VCA 2 may purchase put and call options on stock indices for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. VCA 2 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA 2 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA 2. Price movements in VCA 2's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA 2 bears the risk that the price of the securities held by VCA 2 may not increase as much as the index. In such event, VCA 2 would bear a loss on the call which is not completely offset by movement in the price of VCA 2's equity securities. It is also possible that the index may rise when VCA 2's securities do not rise in value. If this occurred, VCA 2 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA 2 has written a call, there is also a risk that the market may decline between the time VCA 2 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA 2 is able to sell stocks in its portfolio. As with stock options, VCA 2 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA 2 would be able to deliver the underlying securities in settlement, VCA 2 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

There are also certain special risks involved in purchasing put and call options on stock indices. If VCA 2 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA 2 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although VCA 2 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on Foreign Currencies. VCA 2 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA 2's successful use of options on foreign currencies depends upon the investment manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.

Options on Futures Contracts. VCA 2 may enter into certain transactions involving options on futures contracts. VCA 2 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA 2 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 2 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 2 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 2.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA 2 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.

VCA 2 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA 2 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

VCA 2's successful use of forward contracts depends upon the investment manager's ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

INTEREST RATE SWAP TRANSACTIONS

VCA 2 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 2 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same -- to increase or decrease exposure to long- or short-term interest rates. For example, VCA 2 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date. VCA 2 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, VCA 2's total return will be less than if the Account had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 2 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

LOANS OF PORTFOLIO SECURITIES

VCA 2 may from time to time lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, VCA 2 continues to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan is given to either party subject to appropriate notice. Upon termination of the loan, the borrower returns to the lender securities identical to the loaned securities. VCA 2 does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage but VCA 2 would be an unsecured creditor as to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.

VCA 2 will not lend its portfolio securities to entities affiliated with Prudential, including Prudential Securities Incorporated. This will not affect VCA 2's ability to maximize its securities lending opportunities.

PORTFOLIO TURNOVER RATE


VCA 2 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases or sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA 2 seeks long term growth of capital rather than short-term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. The rate of portfolio activity will normally affect the brokerage expenses of VCA 2. The annual portfolio turnover rate was 81% in 1999 and 43% in 1998.


PORTFOLIO BROKERAGE AND RELATED PRACTICES

In connection with decisions to buy and sell securities for VCA 2, brokers and dealers to effect the transactions must be selected and brokerage commissions, if any, negotiated. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by VCA
2. Fixed income securities, on the other hand, as well as equity securities traded in the over-the-counter market, will not normally incur any brokerage commissions. These securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In placing orders of securities transactions, primary consideration is given to obtaining the most favorable price and efficient execution. An attempt is made to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher commission than would otherwise be necessary for a particular transaction may be paid when to do so would appear to further the goal of obtaining the best available execution.

In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, Prudential and PIC review the allocation among brokers of orders for equity securities and the commissions that were paid.

When selecting a broker or dealer in connection with a transaction for VCA 2, consideration is given to whether the broker or dealer has furnished PIC with certain services, provided this does not jeopardize the objective of obtaining the best price and execution. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. PIC uses these services in connection with all of its investment activities, and some of the data or services obtained in connection with the execution of transactions for VCA 2 may be used in connection with the execution of transactions for other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used in connection with investment management for VCA 2. Although Prudential's present policy is not to permit higher commissions to be paid for transactions for VCA 2 in order to secure research and statistical services from brokers or dealers, Prudential might in the future authorize the payment of higher commissions, but only with the prior concurrence of the VCA 2 Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all of the services that the broker or dealer provides.

When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which Prudential acts as investment manager or adviser have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while, at the same time, such security may be sold for another.


An affiliated broker may be employed to execute brokerage transactions on behalf of VCA 2 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During 1999, 1998, and 1997, $23,040, $15,138 and $17,761, respectively, was paid to Prudential Securities Incorporated, an affiliated broker. For 1999, the commissions paid to this affiliated broker constituted 1.2% of the total commissions paid by VCA 2 for that year, and the transactions through this affiliated broker accounted for 1.7% of the aggregate dollar amount of transactions for VCA 2 involving the payment of commissions. VCA 2 may not engage in any transactions in which Prudential or its affiliates, including Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.


Prudential or PIC may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for VCA 2.


During the calendar year 1999, $1,930,522 was paid to various brokers in connection with securities transactions for VCA 2. The equivalent figures for 1998 and 1997 were $1,184,991 and $1,102,637, respectively.


CUSTODY OF SECURITIES


State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, is custodian of VCA 2's assets and maintains certain books and records in connection therewith.

                               THE VCA 2 COMMITTEE

VCA 2 is managed by The Prudential Variable Contract Account-2 Committee ("VCA 2 Committee"). The members of the Committee are elected by the persons having voting rights in respect of the VCA 2 Account. The affairs of the Account are conducted in accordance with the Rules and Regulations of the Account. The members of the Account's Committee, the Account's Secretary and Treasurer and the principal occupation of each during the past five years are shown below.

VCA 2 COMMITTEE*

JOHN R. STRANGFELD, 46, Executive Vice President, Global Asset Management, since 1998; Chief Executive Officer, Private Asset Management Group (PAMG), from 1996 to 1998; President, PAMG, from 1994 to 1996: prior to 1996 Senior Managing Director. Address: 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.


SAUL K. FENSTER, 67, Director--President of New Jersey Institute of Technology.
Address: 323 Martin Luther King Jr., Boulevard, Newark, New Jersey 07102.



W. SCOTT MCDONALD, JR., 63, Director--Vice President, Kaludis Consulting Group since 1997; 1995 to 1996: Principal, Scott McDonald & Associates; Prior to 1995:
Executive Vice President of Fairleigh Dickinson University. Address: 9 Zamrok Way, Morristown, New Jersey 07960.




JOSEPH WEBER, 76, Director--Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.


----------------------
* Certain actions of the Committee, including the annual continuance of the Agreement for Investment Management Services between the Account and Prudential, must be approved by a majority of the Members of the Committee who are not interested persons of Prudential, its affiliates or the Account as defined in the Investment Company Act of 1940 (the 1940 Act). Messrs. Fenster, McDonald, and Weber are not interested persons of Prudential, its affiliates, or the Account. However, Mr. Fenster is President of the New Jersey Institute of Technology. Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.

OFFICERS WHO ARE NOT DIRECTORS


DAVID R. ODENATH, Jr., Vice President--Chief Executive Officer and Chief Operating Officer, Prudential Investments Fund Management LLC (PIFM), since 1999; Prior to 1999, Senior Vice President of PaineWebber Group, Inc. Address:
100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey
07102.



LEE D. AUGSBURGER, Secretary--Assistant General Counsel of Prudential since 1997; prior to 1997, consultant with Price Waterhouse LLP. Address: 100 Mulberry Street, Gateway Center 3, 4th Floor, Newark, New Jersey 07102.



WILLIAM V. HEALEY, Assistant Secretary--Vice President and Associate General Counsel of Prudential and Chief Legal Officer of Prudential Investments, since 1998; Director, ICI Mutual Insurance Company, since 1999; Prior to 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank N.A. Address: 100 Mulberry Street, Gateway Center Three, 4th Floor, Newark, New Jersey 07102.



C. CHRISTOPHER SPRAGUE, Assistant Secretary--Assistant General Counsel of Prudential since 1994. Address: 100 Mulberry Street, Gateway Center 3, 4th Floor, Newark, New Jersey 07102.


GRACE C. TORRES, Treasurer and Principal Financial and Accounting Officer--First Vice President of PIFM since 1996; Prior to 1996: First Vice President of Prudential Securities Inc. Address: 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

STEPHEN M. UNGERMAN, Assistant Treasurer--Vice President and Tax Director of Prudential Investments since 1996; Prior to 1996: First Vice President of Prudential Mutual Fund Management, Inc. Address: 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

REMUNERATION OF MEMBERS OF THE COMMITTEES AND CERTAIN AFFILIATED PERSONS

No member of the VCA 2 Committee nor any other person (other than Prudential) receives remuneration from the Account. Prudential pays certain of the expenses relating to the operation of, including all compensation paid to members of the Committee, its Chairman, its Secretary and Treasurer. No member of the VCA 2 Committee, its Chairman, its Secretary or Treasurer who is also an officer,

Director or employee of Prudential or an affiliate of Prudential is entitled to any fee for his services as a member or officer of the Committee.


                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                    DIRECTORS

FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2005). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Chief Financial Officer, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Erie Plastics Corporation. Age 65. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 64. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President and Chief Operating Officer, The Swarthmore Group, Inc. since 1999. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age
47. Address: 1646 West Chester Pike, Suite 3, West Chester, PA 19382.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Operating Officer, Bell Atlantic Corporation, since 1998. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 57. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2001). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Merck & Co., Inc., Minimed Incorporated, Science Applications International Corporation, and Beverley Enterprises. Age 68. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ROGER A. ENRICO--Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Mr. Enrico originally joined PepsiCo, Inc. in 1971. Mr. Enrico is also a director of A.H. Belo Corporation, Target Corporation, and Electronic Data Systems. Age 55.
Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, MediaOne Group, Inc., The Dow Chemical Company and DTE Energy Company. Age 65. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires April, 2004). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, Chase Manhattan Bank, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Warner-Lambert Company, CBS Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 58. Address: 8260 Willow Oaks Corp.
Drive, Fairfax,VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Business Ethics. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James E. Hanson Management Company, Neumann Distributors, Inc., United Water Resources, and Consolidated Delivery and Logistics. Age 63. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1992. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 65. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 58. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 68. Address:
751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya Gestinova, Baker Fentress & Company, The Jeffrey Company, Select Sector SPDR Trusts, and Vanguard Group, Inc. Age 67. Address: Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board Chief Executive Officer and President of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 57. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Audit Committee. Principal, Investment Strategies International since 1994. Age 65. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividend; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 69. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Age 68 Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2004). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, Canadian Occidental Petroleum Ltd., The Toronto-Dominion Bank, Ontario Power Generation, Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 66. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2004). Member, Committees on Nominations & Corporate Governance; Member, Investment Committee. Founding Member, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Moss Software, Inc. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 70. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 66.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2004). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman and Chief Executive Officer, Wolfensohn & Co., Inc. 1995 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1995. Mr. Volcker is also a director of Nestle, S.A,. and as well as a Member of the Board of Overseers of TIAA-CREF. Age 72. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS--Director since 1994 (current term expires April, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Director, The Williams Companies since 1979. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of The Orvis Company, and AEA Investors, Inc. Age 66. Address: One Williams Center, Tulsa, OK 74172.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer, and President since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 57.

MICHELE S. DARLING--Executive Vice President, Corporate Governance and Human Resources since 2000; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 46.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 53.

MARK B. GRIER--Executive Vice President, Financial Management since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 47.

JEAN D. HAMILTON--Executive Vice President, Prudential Institutional since 1998; President, Diversified Group since 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 53.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing Communications since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 53.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 57.

JOHN R. STRANGFELD--Executive Vice President, Global Asset Management since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 46.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997; Controller, Salomon Brothers, from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 52.

ANTHONY S. PISZEL--Senior Vice President and Controller since 2000; Vice President and Controller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 45.

SUSAN J. BLOUNT--Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 42.

C. EDWARD CHAPLIN--Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 43.

                    SALE OF GROUP VARIABLE ANNUITY CONTRACTS


Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are secured in any jurisdiction where such clearances may be necessary or desirable. During 1999, 1998 and 1997, Prudential received $6,721, $9,673 and $9,628, respectively, as sales charges in connection with the sale of these contracts. Prudential credited $68,061, $91,483 and $151,753, respectively to other broker-dealers in connection with such sales.


                                     EXPERTS


The condensed financial information included in the Prospectus and the financial statements for VCA 2 and Prudential in this Statement of Additional Information for the four year period ended December 31, 1999 have been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their reports appearing herein. Such financial statements and condensed financial information have been included in reliance upon the reports of PricewaterhouseCoopers LLP given upon their authority as experts in accounting and auditing. The Committee approves the accountant's employment as the auditors of VCA-2 annually. PricewaterhouseCoopers LLP's business address is 1177 Avenue of the Americas, New York, NY 10036.



Financial statements for VCA 2 and Prudential, as of December 31, 1999, are included in this Statement of Additional Information, beginning on the next page.

                         FINANCIAL HIGHLIGHTS FOR VCA-2
                INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE YEAR)





                                                                                YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------
                                                                  1999        1998        1997        1996        1995
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME .....................................       $  .4596    $  .3414    $  .2633    $  .2056    $  .2000
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
   For investment management fee ......................         (.0316)     (.0325)     (.0284)     (.0215)     (.0170)
   For assuming mortality and expense risks ...........         (.0948)     (.0974)     (.0850)     (.0646)     (.0511)
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME .................................          .3332       .2115       .1499       .1195       .1319
---------------------------------------------------------------------------------------------------------------------------
CAPITAL CHANGES
   Net realized gain on investments ...................         1.3723      3.1604      4.7245      2.3368      1.5228
   Net change in unrealized appreciation (depreciation)
   of investments .....................................        (1.4043)    (4.3161)     1.3843      1.7641      1.7558
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN ACCUMULATION UNIT VALUE ....          .3012     (0.9442)     6.2587      4.2204      3.4105
---------------------------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
   Beginning of year ..................................        24.9386     25.8828     19.6241     15.4037     11.9932
   End of year ........................................       $25.2398    $24.9386    $25.8828    $19.6241    $15.4037
---------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO
   AVERAGE NET ASSETS** ...............................            .50%        .50%        .50%        .50%        .50%
---------------------------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS** ...............................           1.33%        .81%        .70%        .69%        .96%
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ...............................             81%         43%         47%         53%         42%
---------------------------------------------------------------------------------------------------------------------------
NUMBER OF ACCUMULATION UNITS OUTSTANDING
   for Participants at end of year
   (000 omitted) ......................................         20,424      26,278      28,643      30,548      31,600
---------------------------------------------------------------------------------------------------------------------------

*Calculated by accumulating the actual per unit amounts daily.
**These calculations exclude Prudential's equity in VCA-2.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.


                       SEE NOTES TO FINANCIAL STATEMENTS

                          FINANCIAL STATEMENTS OF VCA-2

                 STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1999


LONG-TERM                                                                  VALUE
INVESTMENTS - 98.5%                                    SHARES            [NOTE 2A]
-------------------------------------------------------------------------------------
COMMON STOCKS
AEROSPACE/DEFENSE - 4.0%
Lockheed Martin Corp.                                 444,300            9,719,063
Loral Space Communication                             492,900           11,983,631
                                                                       -----------
                                                                        21,702,694
-------------------------------------------------------------------------------------
APPAREL - 0.2%
Liz Claiborne, Inc.                                    27,400            1,030,925
-------------------------------------------------------------------------------------
AUTOS & TRUCKS - 2.2%
General Motors Corp.                                  116,400            8,460,825
Tower Automotive, Inc. (a)                            218,900            3,379,269
                                                                       -----------
                                                                        11,840,094
-------------------------------------------------------------------------------------
CHEMICALS - 4.8%
Agrium, Inc.                                          234,200            1,844,325
CK Witco Corp.                                        400,100            5,351,338
Cytec Industries, Inc. (a)                            429,900            9,941,438
French Fragrances, Inc. (a)                            73,000              469,938
Praxair, Inc.                                         172,500            8,678,906
                                                                       -----------
                                                                        26,285,945
-------------------------------------------------------------------------------------
COMPUTER - 3.4%
Compaq Computer Corp.                                 349,800            9,466,463
Hewlett Packard Co.                                    78,300            8,921,306
                                                                       -----------
                                                                        18,387,769
-------------------------------------------------------------------------------------
COMPUTER RELATED - 6.0%
Computer Association
   International                                      125,000            8,742,188
Electronic Data Systems Corp.                          81,300            5,442,019
Seagate Technology, Inc. (a)                          217,600           10,132,000
3COM Corp.                                            174,700            8,210,900
                                                                       -----------
                                                                        32,527,107
-------------------------------------------------------------------------------------
CONSUMER SERVICES - 4.8%
Convergys Corp.                                       308,700            9,492,525
Reynolds & Reynolds Co.
   (Class 'A' Stock)                                  362,100            8,147,250
Service Corp. International                           125,500              870,656
Unisys Corp.                                          246,200            7,863,013
                                                                       -----------
                                                                        26,373,444
-------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.0%
Belden, Inc.                                           93,700            1,967,700
Hussmann International, Inc.                          233,850            3,522,366
                                                                       -----------
                                                                         5,490,066
-------------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION - 0.6%
Arrow Electronics, Inc. (a)                            68,300            1,733,113
Avnet, Inc.                                            28,800            1,742,400
                                                                       -----------
                                                                         3,475,513
-------------------------------------------------------------------------------------
COMMON STOCK                                                               VALUE
INVESTMENTS                                            SHARES            [NOTE 2A]
-------------------------------------------------------------------------------------
ELECTRONICS - 4.5%
Micron Technology                                      65,000            5,053,750
National Semiconductor Corp. (a)                      142,170            6,086,653
Peco Energy Co.                                       241,900            8,406,025
SCI System Inc.                                        63,000            5,177,813
                                                                       -----------
                                                                        24,724,241
-------------------------------------------------------------------------------------
EXPLORATION & PRODUCTION - 5.1%
Coastal Corp.                                         236,000            8,363,250
Devon Energy Corp.                                    147,600            4,852,350
Kerr McGee Corp.                                      109,999            6,819,938
Royal Dutch Petroleum Co.                             133,000            8,038,188
                                                                       -----------
                                                                        28,073,726
-------------------------------------------------------------------------------------
FINANCIAL SERVICES - 5.4%
Citigroup, Inc.                                       188,248           10,459,530
Financial Security Assurance
   Holdings Corp.                                      73,000            3,805,125
Household International                               209,500            7,803,875
Washington Mutual                                     286,300            7,443,800
                                                                       -----------
                                                                        29,512,330
-------------------------------------------------------------------------------------
FOODS/BEVERAGES - 2.8%
Diageo PLC SA                                         220,300            7,049,600
Sara Lee Corp.                                        172,500            3,805,781
Suiza Foods Corp. (a)                                 112,200            4,445,925
                                                                       -----------
                                                                        15,301,306
-------------------------------------------------------------------------------------
HEALTHCARE - 9.2%
Columbia/HCA Healthcare Corp.                         379,500           11,124,096
Foundation Health Systems (a)
   (Class 'A' Stock)                                  127,000            1,262,063
Mallinckrodt, Inc.                                    157,000            4,994,563
Pacificare Health Systems (a)                          72,800            3,858,400
Tenet Healthcare Corp. (a)                            548,000           12,878,000
United HealthCare Corp.                               131,900            7,007,188
Wellpoint Health Networks,
   Inc. (Class 'A' Stock) (a)                         141,000            9,297,188
                                                                       -----------
                                                                        50,421,498
-------------------------------------------------------------------------------------
HOTELS & MOTELS - 0.7%
Hilton Hotels Corp.                                   352,000            3,388,000
RFS Hotel Investors, Inc.                              39,100              408,106
                                                                       -----------
                                                                         3,796,106
-------------------------------------------------------------------------------------
INSURANCE - 10.7%
Ace Ltd.                                               57,070              952,356
Berkley (W.R.) Corp.                                  344,200            7,185,175
Conseco, Inc.                                         387,000            6,917,625
Loews Corp.                                           108,500            6,584,594


                       SEE NOTES TO FINANCIAL STATEMENTS

                          FINANCIAL STATEMENTS OF VCA-2

                 STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1999


COMMON STOCK                                                               VALUE
INVESTMENTS                                            SHARES            [NOTE 2A]
------------------------------------------------------------------------------------
INSURANCE (CONT'D)
Old Republic International Corp.                      287,450            3,916,506
Torchmark Corp.                                       322,700            9,378,469
Travelers Property Casualty
   (Class 'A' Stock)                                  151,600            5,192,300
Trenwick Group, Inc.                                  314,400            5,325,150
XL Capital Ltd.
   (Class 'A' Stock)                                  250,984           13,019,785
                                                                      ------------
                                                                        58,471,960
------------------------------------------------------------------------------------
LEISURE - 0.1%
Brunswick Corp.                                        32,500              723,125
------------------------------------------------------------------------------------
MACHINERY - 1.2%
Applied Power Co.
   (Class 'A' Stock)                                   87,500            3,215,625
Columbus McKinnon Corp.                                18,300              185,288
Hardinge, Inc.                                        225,250            2,942,328
                                                                      ------------
                                                                         6,343,241
------------------------------------------------------------------------------------
MEDIA - 3.1%
Belo (A.H.) Corp.
   (Class 'A' Stock)                                  119,900            2,285,594
MediaOne Group, Inc. (a)                              187,600           14,410,025
Young Broadcasting Corp. (a)
   (Class 'A' Stock)                                    1,200               61,200
                                                                      ------------
                                                                        16,756,819
------------------------------------------------------------------------------------
METALS - 3.3%
Alcoa, Inc.                                           115,700            9,603,100
Broken Hill Proprietary
   Company Ltd.                                       204,000            5,418,750
The Carbide/Graphite Group (a)                        465,100            3,023,150
                                                                      ------------
                                                                        18,045,000
------------------------------------------------------------------------------------
MISCELLANEOUS-INDUSTRIAL - 0.5%
Varian Medical Systems, Inc.                           93,600            2,790,450
------------------------------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES - 2.4%
Harris Corp.                                          227,800            6,079,413
Xerox Corp.                                           321,500            7,294,031
                                                                      ------------
                                                                        13,373,444
------------------------------------------------------------------------------------
PAPER PRODUCTS - 3.5%
Georgia Pacific Corp.
   (GP Group)                                         244,600           12,413,450
Georgia Pacific Corp.
   (Timber Group)                                     117,800            2,900,825
Mead Corp.                                             89,900            3,905,031
                                                                      ------------
                                                                        19,219,306
------------------------------------------------------------------------------------
COMMON STOCK                                                                 VALUE
INVESTMENTS                                            SHARES            [NOTE 2A]
------------------------------------------------------------------------------------
PHOTOGRAPHY - 2.5%
Eastman Kodak Co.                                     204,300           13,534,875
------------------------------------------------------------------------------------
RAILROADS - 0.8%
Burlington Northern Santa Fe Corp.                    186,700            4,527,475
------------------------------------------------------------------------------------
REGIONAL BANKS - 2.6%
Bank One Corp.                                        296,977            9,521,825
PNC Bank Corp.                                        104,700            4,659,150
                                                                      ------------
                                                                        14,180,975
------------------------------------------------------------------------------------
RESTAURANTS - 2.1%
CKE Restaurants, Inc.                                 214,300            1,259,013
Darden Restaurants, Inc.                              558,100           10,115,563
                                                                      ------------
                                                                        11,374,576
------------------------------------------------------------------------------------
RETAIL - 4.5%
Dillards, Inc.
   (Class 'A' Stock)                                  255,500            5,157,906
Federated Department Stores                           164,500            8,317,531
Limited, Inc.                                         117,299            5,080,513
Payless Shoesource (a)                                 32,400            1,522,800
Toys R Us, Inc.                                       307,000            4,393,938
                                                                      ------------
                                                                        24,472,688
------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.9%
ALLTEL Corp.                                          154,372           12,764,635
GTE Corp.                                             115,000            8,114,688
SBC Communications, Inc.                              117,100            5,708,625
                                                                      ------------
                                                                        26,587,948
------------------------------------------------------------------------------------
TOBACCO 1.1%
Philip Morris Co.                                     246,200            5,708,763
------------------------------------------------------------------------------------
UTILITY - ELECTRIC 0.5%
Niagara Mohawk Holdings, Inc. (a)                      21,500              299,656
NSTAR                                                  65,200            2,640,600
                                                                      ------------
                                                                         2,940,256
------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS - 98.5%
   (Cost $492,286,199)                                                $537,993,665
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 1.5%                        PRINCIPAL
                                                       AMOUNT
                                                        (000)
------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
   Bear Stearns & Co., Inc., 2.73%, dated
   12/31/99, due 1/3/00 in the amount of
   $8,071,835 (cost $8,070,000), value of
   the collateral including accrued
   interest - $8,285,186
                                                       $8,070            8,070,000
------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100%
   (Cost $500,356,198)                                                $546,063,665
------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS

                          FINANCIAL STATEMENTS OF VCA-2

                 STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1999


                                                                     VALUE
                                                                   [NOTE 2A]
------------------------------------------------------------------------------------
LIABILITIES, LESS OTHER ASSETS
  Dividends and Interest Receivable                                   896,710
  Receivable for Investments Sold                                   7,195,757
  Payable to Bank                                                     (6,486)
  Payable for Investments Purchased                               (9,026,676)
  Payable for Pending Capital Transactions                          (645,616)
------------------------------------------------------------------------------------
TOTAL LIABILITIES,
   LESS OTHER ASSETS                                              (1,586,311)
------------------------------------------------------------------------------------
NET ASSETS - 100%                                                $544,477,354
------------------------------------------------------------------------------------
NET ASSETS, REPRESENTING:
Equity of Participants
   (other than Annuitants)
   220,424,027 Accumulation Units at an
   Accumulation Unit Value of
   $25.2398                                                      $515,497,896
Equity of Annuitants                                               27,142,430
Equity of Prudential Insurance
   Company of America                                               1,837,028
                                                                 -------------
                                                                 $544,477,354
------------------------------------------------------------------------------------

The following abbreviations are used in portfolio descriptions:
PLC - Public Limited Company
(a) Non-Income Producing Security



                       SEE NOTES TO FINANCIAL STATEMENTS

                          FINANCIAL STATEMENTS OF VCA-2

                            STATEMENT OF OPERATIONS


----------------------------------------------------------------------------------------------------------------
YEAR ENDED                                                                              DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME [NOTE 2B]
   Dividends (net of $4,916 foreign withholding tax)                                      $   8,779,371
   Interest                                                                                   2,243,982
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME                                                                                 11,023,353
----------------------------------------------------------------------------------------------------------------
EXPENSES [NOTE 3]
   Fees Charged to Participants and Annuitants for Investment Management Services               763,093
   Fees Charged to Participants (other than Annuitants) for Assuming
      Mortality and Expense Risks                                                             2,167,885
----------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                2,930,978
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME - NET                                                                       8,092,375
----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET [NOTE 2B]
   Realized Gain on Investments - Net                                                        38,765,596
   Decrease in Unrealized Appreciation on Investments - Net                                 (39,937,856)
----------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                                                      (1,172,260)
----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $   6,920,115
================================================================================================================

                      STATEMENTS OF CHANGES IN NET ASSETS



----------------------------------------------------------------------------------------------------------------------
                                                                      DECEMBER 31, 1999       DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Investment Income - Net                                              $   8,092,375           $   6,334,477
   Realized Gain on Investments - Net [NOTE 2B]                            38,765,596              93,450,128
   Decrease In Unrealized Appreciation on Investments -
      Net [NOTE 2B]                                                       (39,937,856)           (128,066,902)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               6,920,115             (28,282,297)
----------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS [NOTES 3 & 5]
   Purchase Payments and Transfers In                                      36,314,405              25,857,801
   Withdrawals and Transfers Out                                         (182,549,022)            (85,141,729)
   Annual Administration Charges Deducted from
      Participants' Accumulation Accounts                                     (23,655)                (26,137)
   Mortality and Expense Risk Charges Deducted
      from Annuitants' Accounts                                              (121,395)                (91,240)
   Variable Annuity Payments                                               (3,689,243)             (4,762,987)
----------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
   RESULTING FROM CAPITAL TRANSACTIONS                                   (150,068,910)            (64,164,292)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE/DECREASE IN NET ASSETS
   RESULTING FROM SURPLUS TRANSFERS [NOTE 6]                                  396,121              (4,176,839)
----------------------------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                             (142,752,674)            (96,623,428)
   NET ASSETS
      Beginning of Year                                                   687,230,028             783,853,456
----------------------------------------------------------------------------------------------------------------------
      End of Year                                                        $544,477,354            $687,230,028
======================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-2
--------------------------------------------------------------------------------

NOTE 1:   GENERAL
          The Prudential Variable Contract Account-2 (VCA-2 or the Account) was established on January 9, 1968 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-2 has been designed for use by public school systems and certain tax-exempt organizations to provide for the purchase and payment of tax-deferred variable annuities. The investment objective of the Account is long-term growth of capital. Its investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

NOTE 2:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          A. SECURITIES VALUATION

          EQUITY SECURITIES
          Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Account's Pricing Committee.

          FIXED INCOME SECURITIES
          Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

          SHORT-TERM INVESTMENTS
          Short-term investments having maturities of 60 days or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accrual of discount or amortization of premium to maturity.

          B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
          Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-2. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

NOTES TO FINANCIAL STATEMENTS OF VCA-2
--------------------------------------------------------------------------------

C. TAXES
The operations of VCA-2 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-2 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-2 has not been reduced by federal income taxes.

D. EQUITY OF ANNUITANTS
Reserves are computed for purchased annuities using the Prudential 1950 Group Annuity Valuation (GAV) Table, adjusted, and a valuation interest rate related to the Assumed Investment Result (AIR). The valuation interest rate is equal to the AIR less .5% in contract charges defined in Note 3A. The AIRs are selected by each Contract-holder and are described in the prospectus.

NOTE 3:   CHARGES
          A. Prudential acts as investment manager for VCA-2 under an agreement for Investment Management Services. The expenses charged to VCA-2 consist of the following contract charges which are paid to Prudential:

                    (i) An investment management fee is calculated daily at an effective annual rate of 0.125% of the current value of the accounts of Participants (other than Annuitants and Prudential). An equivalent charge is deducted monthly in determining the amount of Annuitants' payments.

                    (ii) A daily charge for Prudential assuming mortality and
                         expense risks is calculated at an effective annual rate of 0.375% of the current value of the accounts of Participants (other than Annuitants and Prudential). A one-time equivalent charge is deducted when the initial Annuity Units for Annuitants are determined.

          B. An annual administration charge of not more than $30 annually is deducted from the accumulation account of certain Participants either at the time of withdrawal of the value of the entire Participant's account or at the end of the fiscal year by canceling Accumulation Units. This deduction may be made from a fixed-dollar annuity contract if the Participant is enrolled under such a contract.

          C. A charge of 2.5% for sales and other marketing expenses is made from certain Participant's purchase payments. For the year ended December 31, 1999, Prudential has advised the Account it has received $6,721 for such charges.

NOTE 4:   PURCHASES AND SALES OF PORTFOLIO SECURITIES
          For the year ended December 31, 1999, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $461,455,965 and $587,808,860 respectively.

NOTES TO FINANCIAL STATEMENTS OF VCA-2
--------------------------------------------------------------------------------

NOTE 5:   UNIT TRANSACTIONS
          The number of Accumulation Units issued and redeemed for the years ended December 31, 1999 and December 31, 1998 is as follows:


                                                        1999           1998
                    -------------------------------------------------------
                    Units issued                   1,408,871      1,824,158
                    -------------------------------------------------------
                    Units redeemed                 7,262,232      4,188,962
                    -------------------------------------------------------

NOTE 6: NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS The increase/(decrease) in net assets resulting from surplus transfers represents the net increases/reductions to/from the equity of Prudential from VCA-2.

NOTE 7:   RELATED PARTY TRANSACTIONS
          For the year ended December 31, 1999 Prudential Securities Incorporated, an indirect, wholly owned subsidiary of Prudential, earned $23,040 in brokerage commissions from portfolio transactions executed on behalf of VCA-2.

NOTE 8:   PARTICIPANT LOANS
          Participant loan initiations are not permitted in VCA-2. However, participants who initiated loans in other accounts are permitted to direct loan repayments into VCA-2.

          For the years ended December 31, 1999 and December 31,1998, $31,490 and $36,727 of participant loan principal and interest has been paid to VCA-2, respectively. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Committee and Participants
of The Prudential Variable Contract Account - 2 of The Prudential Insurance Company of America

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 2 of The Prudential Insurance Company of America (the "Account") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assuarance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statments, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the years ended December 31, 1995 were audited by other independent accountants, whose opinion dated February 15, 1996 was unqualified.

PricewaterhouseCoopers LLP
New York, New York
February 23, 2000

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 1999 AND 1998 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                                   1999             1998
                                                                                               -----------      -----------
ASSETS
  Fixed maturities:
      Available for sale, at fair value (amortized cost, 1999: $76,815; 1998: $76,997)          $  74,697        $  80,158
      Held to maturity, at amortized cost (fair value, 1999: $14,112; 1998: $17,906)               14,237           16,848
  Trading account assets, at fair value                                                             9,741            8,888
  Equity securities, available for sale, at fair value (cost, 1999: $2,531; 1998: $2,583)           3,264            2,759
  Mortgage loans on real estate                                                                    16,268           16,016
  Investment real estate                                                                              770              675
  Policy loans                                                                                      7,590            7,476
  Securities purchased under agreements to resell                                                  13,944           10,252
  Cash collateral for borrowed securities                                                           7,124            5,622
  Other long-term investments                                                                       4,087            3,474
  Short-term investments                                                                           12,303            9,781
                                                                                               -----------      -----------
      Total investments                                                                           164,025          161,949

  Cash                                                                                              1,330            1,943
  Accrued investment income                                                                         1,836            1,795
  Broker-dealer related receivables                                                                11,346           10,142
  Deferred policy acquisition costs                                                                 7,324            6,462
  Other assets                                                                                     17,102           16,200
  Separate account assets                                                                          82,131           80,931
                                                                                               -----------      -----------
TOTAL ASSETS                                                                                    $ 285,094        $ 279,422
                                                                                               ===========      ===========

LIABILITIES AND EQUITY
LIABILITIES
  Future policy benefits                                                                        $  68,069        $  67,059
  Policyholders' account balances                                                                  31,578           33,098
  Unpaid claims and claim adjustment expenses                                                       2,829            3,806
  Policyholders' dividends                                                                          1,484            1,444
  Securities sold under agreements to repurchase                                                   24,598           21,486
  Cash collateral for loaned securities                                                            10,775            7,132
  Income taxes payable                                                                                804              785
  Broker-dealer related payables                                                                    5,839            6,530
  Securities sold but not yet purchased                                                             6,968            5,771
  Short-term debt                                                                                  10,858           10,082
  Long-term debt                                                                                    5,513            4,734
  Other liabilities                                                                                14,357           16,169
  Separate account liabilities                                                                     82,131           80,931
                                                                                               -----------      -----------
              Total liabilities                                                                   265,803          259,027
                                                                                               -----------      -----------
COMMITMENTS AND CONTINGENCIES (SEE NOTES 14 AND 15)
EQUITY
  Accumulated other comprehensive income/(loss)                                                      (685)           1,232
  Retained earnings                                                                                19,976           19,163
                                                                                               -----------      -----------
               Total equity                                                                        19,291           20,395
                                                                                               -----------      -----------
 TOTAL LIABILITIES AND EQUITY                                                                   $ 285,094        $ 279,422
                                                                                               ===========      ===========

                 See Notes to Consolidated Financial Statements
                                       B1

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                    1999            1998            1997
                                                                 ----------      ----------      ----------
REVENUES
   Premiums                                                       $  9,475        $  9,024        $  9,015
   Policy charges and fee income                                     1,516           1,465           1,423
   Net investment income                                             9,424           9,535           9,482
   Realized investment gains, net                                      924           2,641           2,168
   Commissions and other income                                      5,279           4,471           4,480
                                                                 ----------      ----------      ----------

               Total revenues                                       26,618          27,136          26,568
                                                                 ----------      ----------      ----------

BENEFITS AND EXPENSES
   Policyholders' benefits                                          10,175           9,840           9,956
   Interest credited to policyholders' account balances              1,811           1,953           2,170
   Dividends to policyholders                                        2,571           2,477           2,422
   General and administrative expenses                               9,656           9,108           8,620
   Sales practices remedies and costs                                  100           1,150           2,030
                                                                 ----------      ----------      ----------

               Total benefits and expenses                          24,313          24,528          25,198
                                                                 ----------      ----------      ----------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND
  EXTRAORDINARY ITEM                                                 2,305           2,608           1,370
                                                                 ----------      ----------      ----------
   Income taxes
     Current                                                           690           1,085             101
     Deferred                                                          352            (115)            306
                                                                 ----------      ----------      ----------

               Total income taxes                                    1,042             970             407
                                                                 ----------      ----------      ----------

INCOME FROM CONTINUING OPERATIONS BEFORE EXTRAORDINARY ITEM          1,263           1,638             963
                                                                 ----------      ----------      ----------

DISCONTINUED OPERATIONS
   Loss from healthcare operations, net of taxes                         -            (298)           (353)
   Loss on disposal of healthcare operations, net of taxes            (400)           (223)              -
                                                                 ----------      ----------      ----------

     Net loss from discontinued operations                            (400)           (521)           (353)
                                                                 ----------      ----------      ----------

INCOME BEFORE EXTRAORDINARY ITEM                                       863           1,117             610

EXTRAORDINARY ITEM - DEMUTUALIZATION EXPENSES, NET OF TAXES            (50)            (11)              -
                                                                 ----------      ----------      ----------

NET INCOME                                                        $    813        $  1,106        $    610
                                                                 ==========      ==========      ==========

                 See Notes to Consolidated Financial Statements
                                       B2

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                          ACCUMULATED OTHER COMPREHENSIVE INCOME/(LOSS)
                                                     ------------------------------------------------------
                                                                                                  TOTAL
                                                       FOREIGN          NET                    ACCUMULATED
                                                       CURRENCY     UNREALIZED      PENSION       OTHER
                                                     TRANSLATION    INVESTMENT     LIABILITY  COMPREHENSIVE  RETAINED     TOTAL
                                                     ADJUSTMENTS  GAINS/(LOSSES)  ADJUSTMENT  INCOME/(LOSS)  EARNINGS    EQUITY
                                                     -----------  --------------  ----------  -------------  --------  ----------
BALANCE, DECEMBER 31, 1996                           $      (56)    $    1,136     $    (4)   $      1,076   $ 17,447  $  18,523
Comprehensive income:
  Net income                                                                                                      610        610
  Other comprehensive income, net of tax:
       Change in foreign currency translation
             adjustments                                    (29)                                       (29)                  (29)
       Change in net unrealized investment gains                           616                         616                   616
       Additional pension liability adjustment                                          (2)             (2)                   (2)
                                                                                                                       ----------
  Other comprehensive income                                                                                                 585
                                                                                                                       ----------
Total comprehensive income                                                                                                 1,195

                                                     ----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                                  (85)         1,752          (6)          1,661     18,057     19,718
Comprehensive income:
  Net income                                                                                                    1,106      1,106
  Other comprehensive loss, net of tax:
       Change in foreign currency translation
             adjustments                                     54                                         54                    54
       Change in net unrealized investment gains                          (480)                       (480)                 (480)
       Additional pension liability adjustment                                          (3)             (3)                   (3)
                                                                                                                       ----------
  Other comprehensive loss                                                                                                  (429)
                                                                                                                       ----------
Total comprehensive income                                                                                                   677

                                                     ----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                                  (31)         1,272          (9)          1,232     19,163     20,395
Comprehensive income:
  Net income                                                                                                      813        813
  Other comprehensive loss, net of tax:
       Change in foreign currency translation
             adjustments                                     13                                         13                    13
       Change in net unrealized investment gains                        (1,932)                     (1,932)               (1,932)
       Additional pension liability adjustment                                           2               2                     2
                                                                                                                       ----------
  Other comprehensive loss                                                                                                (1,917)
                                                                                                                       ----------
Total comprehensive loss                                                                                                  (1,104)

                                                     ----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                           $      (18)    $     (660)    $    (7)   $       (685)  $ 19,976  $  19,291
                                                     ============================================================================


                 See Notes to Consolidated Financial Statements
                                       B3

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                   1999             1998             1997
                                                                               ------------     ------------     ------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                                   $     813        $   1,106        $     610
   Adjustments to reconcile net income to
       net cash provided by operating activities:
            Realized investment gains, net                                           (915)          (2,671)          (2,209)
            Policy charges and fee income                                            (237)            (232)            (258)
            Interest credited to policyholders' account balances                    1,811            1,953            2,170
            Depreciation and amortization                                             489              337              271
            Loss on disposal of businesses                                            400              223                -
            Change in:
                   Deferred policy acquisition costs                                 (178)            (174)            (233)
                   Future policy benefits and other insurance liabilities             724              597            2,537
                   Trading account assets                                            (853)          (2,540)          (1,825)
                   Income taxes payable                                             1,074              594           (1,391)
                   Broker-dealer related receivables/payables                      (1,898)           1,495             (672)
                   Securities purchased under agreements to resell                 (3,692)          (1,591)          (3,314)
                   Cash collateral for borrowed securities                         (1,502)            (575)          (2,631)
                   Cash collateral for loaned securities                            3,643           (6,985)           5,668
                   Securities sold but not yet purchased                            1,197            2,122            1,633
                   Securities sold under agreements to repurchase                   3,112            9,139            4,844
                   Other, net                                                      (3,356)          (5,234)           3,910
                                                                               ------------     ------------     ------------

                           CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES             632           (2,436)           9,110
                                                                               ------------     ------------     ------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of:
            Fixed maturities, available for sale                                  120,875          123,151          123,550
            Fixed maturities, held to maturity                                      4,957            4,466            4,042
            Equity securities, available for sale                                   3,190            2,792            2,572
            Mortgage loans on real estate                                           2,640            4,090            4,299
            Investment real estate                                                    507            1,489            1,842
            Other long-term investments                                             1,219            1,848            5,232
   Payments for the purchase of:
            Fixed maturities, available for sale                                 (120,933)        (126,742)        (129,854)
            Fixed maturities, held to maturity                                     (2,414)          (2,244)          (2,317)
            Equity securities, available for sale                                  (2,779)          (2,547)          (2,461)
            Mortgage loans on real estate                                          (2,595)          (3,719)          (3,305)
            Investment real estate                                                   (483)             (31)            (241)
            Other long-term investments                                            (1,354)          (1,842)          (4,173)
   Short-term investments                                                          (2,510)           2,145           (2,848)
                                                                               ------------     ------------     ------------

                           CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES             320            2,856           (3,662)
                                                                               ------------     ------------     ------------



                 See Notes to Consolidated Financial Statements
                                       B4

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                    1999            1998            1997
                                                                 ----------      ----------      ----------

 CASH FLOWS FROM FINANCING ACTIVITIES:
       Policyholders' account deposits                               6,901           7,052           5,245
       Policyholders' account withdrawals                           (9,835)        (11,332)         (9,873)
       Net increase in short-term debt                                 444           2,422             305
       Proceeds from the issuance of long-term debt                  1,844           1,940             324
       Repayments of long-term debt                                   (919)           (418)           (464)
                                                                 ----------      ----------      ----------

                    CASH FLOWS USED IN FINANCING ACTIVITIES         (1,565)           (336)         (4,463)
                                                                 ----------      ----------      ----------

 NET (DECREASE)/INCREASE IN CASH                                      (613)             84             985

 CASH, BEGINNING OF YEAR                                             1,943           1,859             874
                                                                 ----------      ----------      ----------

 CASH, END OF YEAR                                                $  1,330        $  1,943        $  1,859
                                                                 ==========      ==========      ==========

 SUPPLEMENTAL CASH FLOW INFORMATION:

 Income taxes (received)/paid                                     $   (344)       $    163        $    968
                                                                 ----------      ----------      ----------

 Interest paid                                                    $    824        $    864        $    708
                                                                 ----------      ----------      ----------



                 See Notes to Consolidated Financial Statements
                                       B5

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.     BUSINESS

       The Prudential Insurance Company of America and its subsidiaries (collectively, "Prudential" or "the Company") provide financial services throughout the United States and in many foreign countries. The Company's businesses provide a full range of insurance, investment, securities and other financial products and services to both retail and institutional customers. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

       DEMUTUALIZATION
       On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit demutualization to occur and that specified the process for conversion. Demutualization is a complex process involving the development of a plan of reorganization, approval of the plan by the Company's Board of Directors, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan, and review and approval by the New Jersey Department of Banking and Insurance. The Company's management is in the process of developing a proposed plan of demutualization, although there can be no assurance as to the terms thereof or that the Company's Board of Directors will approve such a plan.

       The Company's management currently anticipates that the Company's proposed plan of demutualization will include the establishment of a new holding company, Prudential, Inc., whose stock will be publicly traded and of which the Company's stock successor will become a direct or indirect wholly-owned subsidiary. The consolidated financial statements of the Company prior to the demutualization will become Prudential, Inc.'s consolidated financial statements upon demutualization. The Company's management also currently intends to propose that a corporate reorganization occur concurrently with the demutualization whereby the stock of various of the Company's subsidiaries (including Prudential Securities Group, the personal lines property-casualty insurance companies and the international insurance companies), the stock of a newly formed subsidiary containing the Company's asset management operations, and certain prepaid pension expense, post-employment benefits and certain other assets will be distributed to Prudential, Inc. If effected, the corporate reorganization can be expected to materially reduce invested assets, net income and total equity of The Prudential Insurance Company of America, which would be an insurance subsidiary of Prudential, Inc. after the corporate reorganization, although it would have no effect on the consolidated assets, net income or total equity of Prudential, Inc. As the terms of the foregoing transactions have not been finalized by the Company or approved by the regulatory authority, it is not currently possible to quantify their financial effect on the Company.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       BASIS OF PRESENTATION
       The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital

                                       B6

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

       decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). All significant intercompany balances and transactions have been eliminated.

       USE OF ESTIMATES
       The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

       INVESTMENTS
       FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

       TRADING ACCOUNT ASSETS AND SECURITIES SOLD BUT NOT YET PURCHASED are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

       EQUITY SECURITIES, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income/(loss)."

       MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

                                       B7

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

       INVESTMENT REAL ESTATE held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such.

       Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value.

       Charges relating to real estate held for disposal and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

       POLICY LOANS are carried at unpaid principal balances.

       SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

       SECURITIES BORROWED AND SECURITIES LOANED are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

       Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

       OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control and derivatives held for purposes other than trading. Such joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, Prudential's

                                       B8

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

       interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to Prudential and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of Prudential's joint venture interests and the resulting gains and losses are included in "Realized investment gains, net."

       SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

       REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the carrying value of investment real estate held for disposal are recorded in "Realized investment gains, net."

       CASH
       Cash includes cash on hand, amounts due from banks, and money market instruments.

       DEFERRED POLICY ACQUISITION COSTS
       The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

       For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed investment yield used in estimating expected gross margins was 7.83% at December 31, 1999. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to the premium income.

       The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that

                                       B9

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

       are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies.

       For property and casualty insurance contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

       For disability insurance, group life insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

       SEPARATE ACCOUNT ASSETS AND LIABILITIES
       Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

       OTHER ASSETS AND OTHER LIABILITIES
       Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, mortgage securitization inventory, and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, and reserves for sales practices remedies and costs.

       CONTINGENCIES
       Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

       POLICYHOLDERS' DIVIDENDS
       The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the Company's statutory results and past experience, including investment income, realized investment gains, net over a number of years, mortality experience and other factors.

       INSURANCE REVENUE AND EXPENSE RECOGNITION
       Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

       Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to the amount of expected future benefit payments.

                                       B10

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

       Amounts received as payment for interest-sensitive life contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

       For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

       Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

       FOREIGN CURRENCY TRANSLATION ADJUSTMENTS
       Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)," a separate component of equity.

       COMMISSIONS AND OTHER INCOME
       Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's securities business.

       DERIVATIVE FINANCIAL INSTRUMENTS
       Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

       To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

       DERIVATIVES HELD FOR TRADING PURPOSES are used by the Company's securities business to meet the needs of customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors

                                       B11

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

       these exposures through the use of various analytical techniques.

       Derivatives held for trading purposes are included at fair value in "Trading account assets," "Other liabilities" or "Broker-dealer related receivables/payables" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

       DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

       See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

       INCOME TAXES
       The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

       Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

       EXTRAORDINARY ITEM - DEMUTUALIZATION EXPENSES, NET OF TAXES
       The Consolidated Statements of Operations reflect extraordinary charges for demutualization expenses of $50 million and $11 million, net of taxes of zero, for the years ended December 31, 1999 and 1998, respectively. Demutualization expenses consist primarily of the cost of engaging independent accounting, actuarial, investment banking, legal and other consultants to advise the Company and the New Jersey Department of Banking and Insurance and the New York Department of Insurance in the demutualization process and related matters. Future demutualization expenses will also include the cost of printing and postage for communications with policyholders.

       NEW ACCOUNTING PRONOUNCEMENTS
       In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative"

                                       B12

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

       provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

       SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

       Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement, as amended, as of January 1, 2001 and is currently assessing the effect of the new standard.

       In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
       Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

       RECLASSIFICATIONS
       Certain amounts in prior years have been reclassified to conform to the current year presentation.

3.     DISCONTINUED OPERATIONS

       In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. Included in this transaction were the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") business. The healthcare business is recorded as a discontinued operation in the accompanying consolidated financial statements, with a measurement date of December 31, 1998

       Proceeds from the sale were $500 million of cash, $500 million of Aetna three-year senior notes and stock appreciation rights covering one million shares of Aetna common stock, valued at approximately $30 million at the date of closing, with a term of five years and a reference price of $81.81 per Aetna common share. The sale resulted in a loss of $623 million, net of tax. Loss from healthcare operations for 1998 includes results through December 31, 1998 (the measurement date). Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations.

       The 1998 loss on disposal of $223 million, net of taxes, included anticipated operating losses to be incurred by the healthcare business subsequent to December 31, 1998 (the measurement date) through the expected date of

                                       B13

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.     DISCONTINUED OPERATIONS (continued)

       the sale, as well as estimates of other costs the Company would incur in connection with the disposition of the healthcare business. These include costs attributable to facilities closure and systems terminations, severance and termination benefits, payments to Aetna related to the ASO business and estimated payments in connection with a medical loss ratio agreement covering the fully insured medical and dental business (the "MLR Agreement"). The MLR Agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the MLR Agreement for the years 1999 and 2000. The loss on disposal also included the estimated positive impact of net curtailment gains from expected modifications of certain pension and other postretirement benefit plans in which employees of the healthcare business participate. (See Note 9).

       In 1999 the Company recognized an additional loss on disposal of its healthcare business of $400 million, after related tax benefits. The additional loss resulted primarily from higher than anticipated healthcare operating losses during the 1999 period through the August 6 closing date. The higher losses resulted principally from adverse claims experience and the impact of this experience on the evaluation of the Company's obligation under the MLR Agreement. The pretax operating loss from the healthcare business from January 1, 1999 through August 6, 1999 was $370 million, which exceeded the original estimate of $160 million, recorded within the "Loss on disposal of healthcare operations" in 1998. In addition to the obligations noted above, the Company has retained certain liabilities pertaining to the healthcare business, including all liabilities associated with litigation which existed at August 6, 1999 or commences within two years of that date with respect to claims that were incurred prior to August 6, 1999. Management's best estimate of these costs is included in the loss on disposal. It is possible that additional adjustments to estimates may be necessary which might be material to future results of operations of a particular quarterly or annual period.

       Upon the closing of the sale of the healthcare business, the Company entered into a coinsurance agreement with Aetna. The agreement is 100% indemnity reinsurance on a coinsurance basis for all of the Company's insured medical and dental business in-force upon the completion of the sale of the business on August 6, 1999. The agreement requires the Company to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies are 100% coinsured by Aetna, when issued. The purpose of the agreement is to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential. The operation of the business and the attendant risks, except for the existence of the MLR Agreement as discussed above, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $896 million and $757 million, respectively, for the period from August 6, 1999 through December 31, 1999. Reinsurance recoverable under this agreement, included in other assets, was $500 million at December 31, 1999.

       The following table presents the results and the loss on the disposal of the Company's healthcare business, determined as of the measurement date and subsequently adjusted, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.

                                       B14

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.     DISCONTINUED OPERATIONS (continued)

                                                                                  1999           1998           1997
                                                                                ---------    -------------   ----------
                                                                                             (In Millions)

 Revenues                                                                        $     -      $   7,461       $ 10,305
 Policyholder benefits                                                                 -         (6,064)        (8,484)
 General and administrative expenses                                                   -         (1,822)        (2,364)
                                                                                ---------    -------------   ----------
 Loss before income taxes                                                              -           (425)          (543)
 Income tax benefit                                                                    -            127            190
                                                                                ---------    -------------   ----------
 Loss from operations                                                                  -           (298)          (353)
 Loss on disposal, net of tax benefits of $240 in 1999 and $131 in 1998             (400)          (223)             -
                                                                                ---------    -------------   ----------
 Loss from discontinued operations, net of taxes                                 $  (400)     $    (521)      $   (353)
                                                                                =========    =============   ==========

                                       B15

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.     INVESTMENTS

       FIXED MATURITIES AND EQUITY SECURITIES
       The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                 1999
                                                         ----------------------------------------------------
                                                                          GROSS        GROSS        ESTIMATED
                                                         AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                            COST          GAINS        LOSSES         VALUE
                                                         ---------     ----------    ----------     ---------
                                                                            (In Millions)
FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                $ 5,594       $    36       $   236       $ 5,394

Obligations of U.S. states and
  their political subdivisions                               2,437            41           118         2,360

Foreign government bonds                                     4,590           140            90         4,640

Corporate securities                                        57,503           580         2,431        55,652

Mortgage-backed securities                                   6,566            96           135         6,527

Other                                                          125             -             1           124
                                                         ----------------------------------------------------

Total fixed maturities available for sale                  $76,815       $   893       $ 3,011       $74,697
                                                         ====================================================

EQUITY SECURITIES AVAILABLE FOR SALE                       $ 2,531       $   829       $    96       $ 3,264
                                                         ====================================================

                                                                                         1999
                                                                  ---------------------------------------------------
                                                                                  GROSS        GROSS        ESTIMATED
                                                                  AMORTIZED     UNREALIZED   UNREALIZED       FAIR
                                                                    COST          GAINS        LOSSES         VALUE
                                                                  ---------     ----------   ----------     ---------
                                                                                       (In Millions)
FIXED MATURITIES HELD TO MATURITY
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                        $     5       $     -       $     -       $     5

Obligations of U.S. states and
  their political subdivisions                                          81             1             3            79

Foreign government bonds                                               214            11             1           224

Corporate securities                                                13,883           280           408        13,755

Mortgage-backed securities                                               1             -             -             1

Other                                                                   53             -             5            48
                                                                  ---------------------------------------------------

Total fixed maturities held to maturity                            $14,237       $   292       $   417       $14,112
                                                                  ===================================================

                                       B16

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.     INVESTMENTS (CONTINUED)

                                                                                         1998
                                                                  ---------------------------------------------------
                                                                                  GROSS        GROSS        ESTIMATED
                                                                  AMORTIZED     UNREALIZED   UNREALIZED       FAIR
                                                                    COST          GAINS        LOSSES         VALUE
                                                                  ---------     ----------   ----------     ---------
                                                                                       (In Millions)
FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                        $ 5,761       $   580       $     9       $ 6,332

Obligations of U.S. states and
  their political subdivisions                                       2,672           204             1         2,875

Foreign government bonds                                             3,486           258            59         3,685

Corporate securities                                                57,043         2,540           546        59,037

Mortgage-backed securities                                           7,935           208            14         8,129

Other                                                                  100             -             -           100
                                                                  ---------------------------------------------------

Total fixed maturities available for sale                          $76,997       $ 3,790       $   629       $80,158
                                                                  ===================================================

EQUITY SECURITIES AVAILABLE FOR SALE                               $ 2,583       $   472       $   296       $ 2,759
                                                                  ===================================================

                                                                                         1998
                                                                  ---------------------------------------------------
                                                                                  GROSS        GROSS        ESTIMATED
                                                                  AMORTIZED     UNREALIZED   UNREALIZED       FAIR
                                                                    COST          GAINS        LOSSES         VALUE
                                                                  ---------     ----------   ----------     ---------
                                                                                       (In Millions)

FIXED MATURITIES HELD TO MATURITY
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                        $     5       $     -       $     -       $     5

Obligations of U.S. states and
  their political subdivisions                                          62             2             1            63

Foreign government bonds                                               216             8             1           223

Corporate securities                                                16,514         1,092            48        17,558

Mortgage-backed securities                                               1             -             -             1

Other                                                                   50             6             -            56
                                                                  ---------------------------------------------------
Total fixed maturities held to maturity                            $16,848       $ 1,108       $    50       $17,906
                                                                  ===================================================

                                       B17

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.     INVESTMENTS (CONTINUED)

       The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1999, is shown below:

                                                        AVAILABLE FOR SALE            HELD TO MATURITY
                                                      -----------------------     -----------------------
                                                                    ESTIMATED                   ESTIMATED
                                                      AMORTIZED       FAIR        AMORTIZED       FAIR
                                                        COST          VALUE         COST          VALUE
                                                      ---------     ---------     ---------     ---------
                                                           (In Millions)               (In Millions)

Due in one year or less                                $ 3,171       $ 3,166       $   671       $   671
Due after one year through five years                   18,132        17,911         4,063         4,078
Due after five years through ten years                  19,249        18,725         5,449         5,345
Due after ten years                                     29,697        28,368         4,053         4,017
Mortgage-backed securities                               6,566         6,527             1             1
                                                      ---------     ---------     ---------     ---------

     Total                                             $76,815       $74,697       $14,237       $14,112
                                                      =========     =========     =========     =========

       Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

       Proceeds from the repayment of held to maturity fixed maturities during 1999, 1998 and 1997 were $4,957 million, $4,466 million, and $4,042 million, respectively. Gross gains of $73 million, $135 million, and $62 million, and gross losses of $0 million, $2 million, and $1 million were realized on prepayment of held to maturity fixed maturities during 1999, 1998 and 1997, respectively.

       Proceeds from the sale of available for sale fixed maturities during 1999, 1998 and 1997 were $117,547 million, $119,096 million and $120,604 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1999, 1998 and 1997 were $3,328 million, $4,055 million and $2,946 million, respectively. Gross gains of $884 million, $1,765 million and $1,310 million, and gross losses of $1,231 million, $443 million and $639 million were realized on sales and prepayments of available for sale fixed maturities during 1999, 1998 and 1997, respectively.

       Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $266 million, $96 million and $13 million and for equity securities were $205 million, $95 million and $31 million for the years 1999, 1998 and 1997, respectively.

       During the years ended December 31, 1999 and 1998, certain securities classified as held to maturity were either sold or transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold or transferred was $230 million in 1999 and $73 million in 1998. Gross unrealized investment losses of $5 million in 1999 and $.4 million in 1998 were recorded in "Accumulated other comprehensive income" at the time of the transfer. Prior to transfer, impairments related to these securities, if any, were included in "Realized investment gains, net." Realized gains on securities sold were $3 million in 1999.

                                       B18

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.     INVESTMENTS (CONTINUED)

       MORTGAGE LOANS ON REAL ESTATE
       The Company's mortgage loans were collateralized by the following property types at December 31:

                                             AMOUNT        PERCENTAGE        AMOUNT       PERCENTAGE
                                         (In Millions)     OF TOTAL      (In Millions)     OF TOTAL
                                                      1999                            1998
                                         ----------------------------    ---------------------------
Office Buildings                          $    3,960           24.1%      $   4,156           25.3%
Retail stores                                  2,627           15.9%          2,866           17.4%
Residential properties                           662            4.0%            716            4.3%
Apartment complexes                            4,508           27.3%          4,179           25.4%
Industrial buildings                           2,161           13.1%          1,971           12.0%
Agricultural properties                        1,959           11.9%          1,936           11.8%
Other                                            612            3.7%            619            3.8%
                                         ------------      ----------    -----------      ----------
  Subtotal                                    16,489            100%         16,443            100%
                                                           ==========
Allowance for losses                            (221)                          (427)
                                         ------------                    -----------
Net carrying value                        $   16,268                        $16,016
                                         ============                    ===========

       The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.4%) and New York (10.1%) at December 31, 1999. Mortgage loans receivable at December 31, 1998 include $87 million from non-consolidated joint ventures.

       Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:

                                                                   1999         1998        1997
                                                                ----------   ---------    ---------
                                                                           (In Millions)
Allowance for losses, beginning of year                          $    427     $   450      $  515
Release of allowance for losses                                      (201)          -         (41)
Charge-offs, net of recoveries                                         (5)        (23)        (24)
                                                                ----------   ---------    ---------
Allowance for losses, end of year                                $    221     $   427      $  450
                                                                ==========   =========    =========

       The $201 million reduction of the mortgage loan allowance for losses in 1999 is primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a decrease in impaired loans.

       Impaired mortgage loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                           1999          1998
                                                                        ----------    -----------
                                                                              (In Millions)
Impaired mortgage loans with allowance for losses                        $    411      $     501
Impaired mortgage loans with no allowance for losses                          283            572
Allowance for losses, end of year                                             (24)           (45)
                                                                        ----------    -----------
Net carrying value of impaired mortgage loans                            $    670      $   1,028
                                                                        ==========    ===========

                                       B19

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.     INVESTMENTS (CONTINUED)

       Impaired mortgage loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $884 million, $1,329 million and $2,102 million during 1999, 1998 and 1997, respectively. Net investment income recognized on these loans totaled $55 million, $94 million and $140 million for the years ended December 31, 1999, 1998 and 1997, respectively.

       INVESTMENT REAL ESTATE
       "Investment real estate" of $770 million and $675 million at December 31, 1999 and 1998, respectively, is directly owned. Of the Company's real estate, $293 million and $675 million consists of commercial and agricultural assets held for disposal at December 31, 1999 and 1998, respectively. Impairment losses amounted to $3 million, $8 million and $40 million for the years ended December 31, 1999, 1998 and 1997, respectively, and are included in "Realized investment gains, net."

       RESTRICTED ASSETS AND SPECIAL DEPOSITS
       Assets of $4,463 million and $2,803 million at December 31, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $2,325 million and $3,898 million at December 31, 1999 and 1998, respectively, were held in voluntary trusts. Of these amounts, $1,553 million and $3,131 million at December 31, 1999 and 1998, respectively, related to the multi-state policyholder settlement described in Note 15. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $128 million and $173 million at December 31, 1999 and 1998, respectively, were pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $4,082 million and $2,366 million at December 31, 1999 and 1998, respectively, were included in the Consolidated Statements of Financial Position in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

       OTHER LONG-TERM INVESTMENTS
       The Company's "Other long-term investments" of $4,087 million and $3,474 million as of December 31, 1999 and 1998, respectively, are comprised of $1,212 million and $1,133 million in real estate related interests and $2,875 million and $2,341 million of non-real estate related interests. Net investment income from other long- term investments was $365 million, $311 million and $443 million for 1999, 1998 and 1997, respectively.

                                       B20

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.     INVESTMENTS (CONTINUED)

       INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

       NET INVESTMENT INCOME arose from the following sources for the years ended December 31:

                                                       1999            1998            1997
                                                    ----------      ----------      ----------
                                                                  (IN MILLIONS)
  Fixed maturities - available for sale              $  5,450        $  5,366        $  5,074
  Fixed maturities - held to maturity                   1,217           1,406           1,622
  Trading account assets                                  622             677             504
  Equity securities - available for sale                   63              54              52
  Mortgage loans on real estate                         1,401           1,525           1,555
  Investment real estate                                  101             230             565
  Policy loans                                            448             410             396
  Securities purchased under agreements to resell          25              18              15
  Broker-dealer related receivables                       976             836             706
  Short-term investments                                  642             725             697
  Other investment income                                 354             430             535
                                                    ----------      ----------      ----------

  Gross investment income                              11,299          11,677          11,721
  Less investment expenses                             (1,824)         (2,035)         (2,027)
                                                    ----------      ----------      ----------

        Subtotal                                        9,475           9,642           9,694
  Less amount relating to discontinued operations         (51)           (107)           (212)
                                                    ----------      ----------      ----------

  Net investment income                              $  9,424        $  9,535        $  9,482
                                                    ==========      ==========      ==========

                                       B21

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.     INVESTMENTS (CONTINUED)

       REALIZED INVESTMENT GAINS, NET, for the years ended December 31, were from the following sources:

                                                                    1999            1998            1997
                                                                 ----------      ----------      ----------
                                                                                (In Millions)
Fixed maturities                                                  $   (557)       $  1,381        $    684
Equity securities - available for sale                                 223             427             363
Mortgage loans on real estate                                          209              22              68
Investment real estate                                                 106             642             700
Joint ventures and limited partnerships                                656             454             289
Derivatives                                                            305            (263)            108
Other                                                                  (27)              8              (3)
                                                                 ----------      ----------      ----------
      Subtotal                                                         915           2,671           2,209
Less amount related to discontinued operations                           9             (30)            (41)
                                                                 ----------      ----------      ----------
Realized investment gains, net                                    $    924        $  2,641        $  2,168
                                                                 ==========      ==========      ==========

       The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Other long-term investments," amounting to $114 million, $177 million and $56 million in 1999, 1998 and 1997, respectively.

       Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1999 included in fixed maturities available for sale, mortgage loans on real estate and other long-term investments totaled $15 million, $25 million and $1 million, respectively.

       NET UNREALIZED INVESTMENT GAINS/LOSSES
       Net unrealized investment gains on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid including in "Other comprehensive income/(loss)" those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income/(loss)" in earlier periods. The amounts for the years ended December 31, are as follows:

                                       B22

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.     INVESTMENTS (CONTINUED)

                                                                                                             Accumulated
                                                                                                               other
                                                         IMPACT OF UNREALIZED INVESTMENT GAIN (LOSSES) ON:  comprehensive
                                                         -------------------------------------------------  income/(loss)
                                                               Deferred                                      related to net
                                           Unrealized           policy      Future         Deferred          unrealized
                                         gains(losses)on     acquisition    policy        income tax         investment
                                           investments          costs       benefits   (liability)benefit   gains (losses)
                                         ----------------  --------------  ----------  ------------------  ----------------
                                                                         (In Millions)

Balance, December 31, 1996                   $  2,527          $  (193)    $    (573)      $   (625)          $   1,136

Net investment gains (losses) on
investments arising during the
period                                          2,667                -             -           (961)              1,706

Reclassification adjustment for
gains included in net income                     (986)               -             -            355                (631)

Impact of net unrealized investment                 -             (154)            -             55                 (99)
gains on deferred policy acquisition
costs

Impact of net unrealized investment                 -                -          (563)           203                (360)
gains on future policy benefits
                                            ----------        ---------   -----------     ----------         -----------

Balance, December 31, 1997                      4,208             (347)       (1,136)          (973)              1,752

Net investment gains (losses) on
investments arising during the
period                                            804                -             -           (282)                522

Reclassification adjustment for
gains included in net income                   (1,675)               -             -            588              (1,087)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                               -               98             -            (36)                 62

Impact of net unrealized investment
gains on future policy benefits                     -                -            38            (15)                 23
                                            ----------        ---------   -----------     ----------         -----------

Balance, December 31, 1998                      3,337             (249)       (1,098)          (718)              1,272

Net investment gains (losses) on
investments arising during the
period                                         (5,089)               -             -          1,845              (3,244)

Reclassification adjustment for
gains included in net income                      404                -             -           (146)                258

Impact of net unrealized investment
losses on deferred policy acquisition               -              566             -           (213)                353
costs

Impact of net unrealized investment
losses on future policy benefits                    -                -         1,095           (394)                701
                                            ----------        ---------   -----------     ----------         -----------
Balance, December 31, 1999                   $ (1,348)         $   317     $      (3)      $    374           $    (660)
                                            ==========        =========   ===========     ==========         ===========

                                       B23

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.     INVESTMENTS (CONTINUED)

       The table below presents unrealized gains (losses) on investments by asset class:

                                                                                             As of December 31,
                                                                                   1999             1998             1997
                                                                               -----------      -----------      -----------
                                                                                               (In Millions)
Fixed maturities                                                                $  (2,118)       $   3,161        $   3,774
Equity securities                                                                     733              176              434
Other long-term investments                                                            37                -                -
                                                                               -----------      -----------      -----------
Unrealized gains (losses) on investments                                        $  (1,348)       $   3,337        $   4,208
                                                                               ===========      ===========      ===========

5.     DEFERRED POLICY ACQUISITION COSTS

       The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                       1999             1998             1997
                                                                   -----------      -----------      -----------
                                                                                   (In Millions)
 Balance, beginning of year                                         $   6,462        $   6,083        $   6,095
 Capitalization of commissions, sales and issue expenses                1,333            1,313            1,409
 Amortization                                                          (1,155)          (1,139)          (1,176)
 Change in unrealized investment gains                                    566               98             (154)
 Foreign currency translation                                             118              107              (91)
                                                                   -----------      -----------      -----------

 Balance, end of year                                               $   7,324        $   6,462        $   6,083
                                                                   ===========      ===========      ===========

6.     POLICYHOLDERS' LIABILITIES

       FUTURE POLICY BENEFITS at December 31, are as follows:

                                                                                        1999             1998
                                                                                    -----------      -----------
                                                                                           (In Millions)
  Life insurance                                                                     $  51,667        $  48,981
  Annuities                                                                             14,138           15,360
  Other contract liabilities                                                             2,264            2,718
                                                                                    -----------      -----------

  Total future policy benefits                                                       $  68,069        $  67,059
                                                                                    ===========      ===========

       The majority of the Company's participating insurance is in its domestic individual life insurance business. Participating insurance represented approximately 90% of domestic individual life insurance inforce and approximately 90% of domestic individual life insurance premiums for 1999, 1998 and 1997. Revenues and expenses of this business come directly from the underlying policies and supporting assets.

                                       B24

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (CONTINUED)

    Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves and certain health benefits. Annuity liabilities include reserves for immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

    The following table highlights the key assumptions generally utilized in calculating these reserves:

         PRODUCT                         MORTALITY                             INTEREST RATE            ESTIMATION METHOD
    --------------------------        --------------------------            -------------------    --------------------------
    Life insurance                    Generally, rates                         2.5% to 11.5%       Net level premium
                                      guaranteed in calculating                                    based on non-forfeiture
                                      cash surrender values                                        interest rate

    Individual annuities              1971 and 1983 Individual                 3.5% to 13.4%       Present value of
                                      Annuity Mortality                                            expected future payments
                                      Tables with certain                                          based on historical
                                      modifications                                                experience

    Group annuities                   1950 and 1971 Group                      3.8% to 17.3%       Present value of
                                      Annuity Mortality                                            expected future payments
                                      Tables with certain                                          based on historical
                                      modifications                                                experience

    Other contract liabilities                                                 2.5% to 11.5%       Present value of
                                                                                                   expected future payments
                                                                                                   based on historical
                                                                                                   experience


    Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities, and for certain individual health policies. Liabilities of $1,930 million and $1,844 million is included in "Future policy benefits" with respect to these deficiencies at December 31, 1999 and 1998, respectively.

    POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:

                                                                                1999         1998
                                                                             ----------     ----------
                                                                                   (In Millions)
       Individual annuities                                                   $  4,612       $  4,997
       Group annuities                                                           2,176          2,362
       Guaranteed investment contracts and guaranteed interest accounts         13,429         14,408
       Interest-sensitive life contracts                                         3,607          3,566
       Dividend accumulations and other                                          7,754          7,765
                                                                             ----------     ----------
       Policyholders' account balances                                        $ 31,578       $ 33,098
                                                                             ==========     ==========

                                       B25

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (CONTINUED)

    Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

    Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                   WITHDRAWAL/
                  PRODUCT                             INTEREST RATE             SURRENDER CHARGES
       -------------------------------------        -----------------     ------------------------------------
       Individual annuities                           3.0% to 11.3%       0% to 8% for up to 8 years

       Group annuities                                2.0% to 13.9%       Contractually limited or subject
                                                                          to market value adjustment

       Guaranteed investment contracts and            3.9% to 15.4%       Generally, subject to market value
       Guaranteed interest accounts                                       withdrawal provisions for any funds
                                                                          withdrawn other than for benefit
                                                                          responsive and contractual payments

       Interest-sensitive life contracts              2.0% to 6.0%        Various up to 10 years

       Dividend accumulations and other               3.0% to 7.0%        Withdrawal or surrender
                                                                          contractually limited or subject
                                                                          to market value adjustment

                                       B26

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (CONTINUED)

    UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's personal lines automobile and homeowner's business, as well as the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                          1999                        1998                         1997
                                               --------------------------- ---------------------------  ---------------------------
                                                 Accident      Property      Accident      Property       Accident      Property
                                                and Health   and Casualty   and Health   and Casualty    and Health   and Casualty
                                               ------------ -------------- ------------ --------------  ------------ --------------
                                                                                  (In Millions)
Balance at January 1                            $    1,090    $    2,716    $    1,857    $    2,956      $   1,932    $    3,076
Less reinsurance recoverables, net                      52           533           810           535             10           553
                                               ------------ -------------- ------------ --------------  ------------ --------------

Net balance at January 1                             1,038         2,183         1,047         2,421          1,922         2,523
                                               ------------ -------------- ------------ --------------  ------------ --------------
Incurred related to:
 Current year                                        4,110         1,249         6,132         1,314          8,379         1,484
 Prior years                                           (72)          (54)          (15)         (154)            63           (50)
                                               ------------ -------------- ------------ --------------  ------------ --------------

Total incurred                                       4,038         1,195         6,117         1,160          8,442         1,434
                                               ------------ -------------- ------------ --------------  ------------ --------------
Paid related to:
 Current year                                        3,397           700         5,287           717          6,673           739
 Prior years                                           672           720           839           681          1,842           797
                                               ------------ -------------- ------------ --------------  ------------ --------------

Total paid                                           4,069         1,420         6,126         1,398          8,515         1,536
                                               ------------ -------------- ------------ --------------  ------------ --------------

 Disposal of healthcare business (See Note 3)         (965)            -             -             -              -             -
                                               ------------ -------------- ------------ --------------  ------------ --------------

Net balance at December 31                              42         1,958         1,038         2,183          1,849         2,421
Plus reinsurance recoverables, net                     378           451            52           533              8           535
                                               ------------ -------------- ------------ --------------  ------------ --------------

Balance at December 31                          $      420    $    2,409    $    1,090    $    2,716      $   1,857    $    2,956
                                               ============ ============== ============ ==============  ============ ==============

    The Accident and Health reinsurance recoverable balance at December 31, 1999 includes $371 million attributable to the Company's discontinued healthcare business. The Accident and Health balance at December 31, 1998 and 1997 includes amounts attributable to the Company's discontinued healthcare business of $1,026 million and $1,693 million, respectively.

    The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and Health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

    In 1999, 1998 and 1997, the amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

    The amounts incurred for claims and claim adjustment expense for Accident and Health related to prior years are primarily due to factors including changes in claim cost trends and an accelerated decline in the indemnity health business.

                                       B27

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7. REINSURANCE

    The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

    The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

    Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                            1999         1998          1997
                                        ------------  -----------  ------------
                                                     (In Millions)
         Direct premiums                 $   10,068    $   9,637    $   9,667
             Reinsurance assumed                 66           65           64
             Reinsurance ceded                 (659)        (678)        (716)
                                        ------------  -----------  ------------
         Premiums                        $    9,475    $   9,024    $   9,015
                                        ============  ===========  ============
         Policyholders' benefits ceded   $      483    $     510    $     530
                                        ============  ===========  ============

    Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                       1999           1998
                                    -----------    ----------
                                         (In Millions)
         Life insurance              $     576     $     620
         Property-casualty                 473           564
         Other reinsurance                  90            92
                                    -----------    ----------
                                     $   1,139     $   1,276
                                    ===========    ==========

    Two major reinsurance companies account for approximately 58% of the reinsurance recoverable at December 31, 1999. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.


                                       B28

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT

    Debt consists of the following at December 31:

    SHORT-TERM DEBT
                                                  1999            1998
                                              -------------   ------------
                                                      (In Millions)

    Commercial paper (b)                       $     7,506     $    7,057
    Notes payable                                    2,598          2,164
    Current portion of long-term debt                  754            861
                                              -------------   ------------

    TOTAL SHORT-TERM DEBT                      $    10,858     $   10,082
                                              =============   ============

    The weighted average interest rate on outstanding short-term debt was approximately 5.2% and 5.4% at December 31, 1999 and 1998, respectively.

    LONG-TERM DEBT

    DESCRIPTION                                  MATURITY DATES                RATE                    1999             1998
    -----------                                  -------------------   --------------------        -------------    -------------
                                                                                                               (In Millions)
     Fixed rate notes                              2000 - 2023             .50% - 12.28%            $     1,161      $     1,480
     Floating rate notes ("FRN")                   2000 - 2003                  (a)                         865              767
     Surplus notes                                 2003 - 2025            6.875% - 8.30%                    987              987
     Commercial paper backed by long-term
           credit agreement (b)                                                                           2,500            1,500
                                                                                                    -------------   -------------
           Total long-term debt                                                                     $     5,513      $     4,734
                                                                                                    =============   =============



    (a) Floating interest rates are generally based on such rates as LIBOR, Constant Maturity Treasury, or the Federal Funds Rate. Interest on the FRN's ranged from 6.17% to 14.00% for 1999 and 1998, respectively. Included in the floating rate notes are equity indexed instruments. The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1999 and 1998, the rate was 14%. Excluding this note, floating interest rates ranged from 6.17% to 9.54% for 1999 and 4.04% to 7.9% for 1998.

    (b) At December 31, 1999 and 1998, the Company classified $2.5 billion and $1.5 billion, respectively, of its commercial paper as long-term debt. This classification is supported by long-term syndicated credit line agreements. The Company has the ability and intent to use these agreements, if necessary, to refinance commercial paper on a long-term basis.

                                       B29

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (CONTINUED)

    The following table summarizes the Company's use of the proceeds from issuing long-term debt:

                                                          1999              1998
                                                      ------------      -------------
                                                               (In Millions)
    Corporate                                          $    1,782        $    1,917
    Investment related                                      1,121               751
    Securities business related                             2,610             2,066
                                                      ------------      -------------
         Total long-term debt                          $    5,513        $    4,734
                                                      ============      =============

    The net proceeds from the issuance of the Company's long-term debt may be used for general corporate purposes. This includes investing in equity and debt securities of subsidiaries, advancing funds to its subsidiaries for liquidity and operational purposes, and supporting liquidity of the Company's other businesses.

    Investment related long-term debt consists of debt issued to finance specific investment assets or portfolios of investment assets including real estate, institutional spread lending investment portfolios and real estate related investments held in consolidated joint ventures.

    Securities business related long-term debt consists of debt issued to finance primarily the liquidity of the Company's securities business. Loans made by the Company to its securities subsidiaries using the proceeds from the Company's issuance of long-term debt may be made on a long-term, short-term, or subordinated basis, depending on the particular requirements of its securities business.

    Payment of interest and principal on the surplus notes issued after 1993, of which $688 million were outstanding at December 31, 1999 and 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

    In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

          SCHEDULED PRINCIPAL REPAYMENT OF LONG-TERM DEBT        (In Millions)
                          2001                                    $      738
                          2002                                         1,942
                          2003                                           459
                          2004                                         1,334
                          2005                                            58
                  2006 and thereafter                                    982
                                                                 -------------
                          TOTAL                                   $    5,513
                                                                 =============

    At December 31, 1999, the Company had $9,934 million in lines of credit from numerous financial institutions of which $7,947 million were unused. These lines of credit generally have terms ranging from one to five years.

    The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. A portion of commercial

                                       B30

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (CONTINUED)

    paper borrowings are supported by various lines of credit referred to above. At December 31, 1999 and 1998, the weighted average maturity of commercial paper outstanding was 23 and 21 days, respectively.

    Interest expense for short-term and long-term debt is $863 million, $920 million, and $743 million for the years ended December 31, 1999, 1998 and 1997, respectively. Securities business related interest expense of $254 million, $288 million, and $248 million in 1999, 1998 and 1997, respectively, is included in "Net investment income."

9. EMPLOYEE BENEFIT PLANS

    PENSION AND OTHER POSTRETIREMENT PLANS
    The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

    The Company provides certain life insurance and healthcare benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory.

    Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

    The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

    Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

                                       B31

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9. EMPLOYEE BENEFIT PLANS (CONTINUED)



                                                                                                      OTHER
                                                                PENSION BENEFITS              POSTRETIREMENT BENEFITS
                                                         ------------------------------   -------------------------------
                                                             1999             1998             1999             1998
                                                         -------------   --------------   ---------------  --------------
                                                                                  (In Millions)
   CHANGE IN BENEFIT OBLIGATION:
   Benefit obligation at the beginning of period          $   (6,309)     $     (5,557)    $     (2,213)    $    (2,128)
   Service cost                                                 (193)             (159)             (39)            (35)
   Interest cost                                                (410)             (397)            (141)           (142)
   Plan participants' contributions                                -                 -               (6)             (6)
   Amendments                                                     (2)              (58)              (2)              -
   Actuarial gains (losses)                                      974              (600)             312             (31)
   Contractual termination benefits                              (53)              (30)               -               -
   Special termination benefits                                  (51)                -               (2)              -
   Curtailment                                                   206                 -               43               -
   Benefits paid                                                 408               485              108             128
   Foreign currency changes                                        -                 7               (1)              1
                                                         -------------   --------------   ---------------  --------------
   Benefit obligation at end of period                    $   (5,430)     $     (6,309)    $     (1,941)    $    (2,213)
                                                         =============   ==============   ===============  ==============

   CHANGE IN PLAN ASSETS:
   Fair value of plan assets at beginning of period       $    8,427      $      8,489     $      1,422     $     1,354
   Actual return on plan assets                                1,442               445              213             146
   Transfer to third party                                       (14)               (4)               -               -
   Contribution from pension plan                                  -                 -                -              31
   Employer contributions                                         21                25               15              13
   Plan participants' contributions                                -                 -                6               6
   Withdrawal under IRS Section 420                                -               (36)               -               -
   Benefits paid                                                (408)             (485)            (108)           (128)
   Foreign currency changes                                        -                (7)               -               -
                                                         -------------   --------------   ---------------  --------------
   Fair value of plan assets at end of period             $    9,468      $      8,427     $      1,548     $     1,422
                                                         =============   ==============   ===============  ==============

   FUNDED STATUS:
   Funded status at end of period                         $    4,038      $      2,118     $       (393)    $      (791)
   Unrecognized transition (asset) liability                    (448)             (554)             462             660
   Unrecognized prior service cost                               225               335                2               -
   Unrecognized actuarial net (gain)                          (2,514)             (813)            (746)           (353)
   Effects of fourth quarter activity                             (3)               (9)               -               2
                                                         -------------   --------------   ---------------  --------------
   Net amount recognized                                  $    1,298      $      1,077     $       (675)    $      (482)
                                                         =============   ==============   ===============  ==============

   AMOUNTS RECOGNIZED IN THE STATEMENTS OF
   FINANCIAL POSITION CONSIST OF:
   Prepaid benefit cost                                   $    1,601      $      1,348     $          -     $         -
   Accrued benefit liability                                    (316)             (287)            (675)           (482)
   Intangible asset                                                6                 7                -               -
   Accumulated other comprehensive income                          7                 9                -               -
                                                         -------------   --------------   ---------------  --------------
   Net amount recognized                                  $    1,298      $      1,077     $       (675)    $      (482)
                                                         =============   ==============   ===============  ==============


                                       B32

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9. EMPLOYEE BENEFIT PLANS (CONTINUED)

    The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $401 million, $309 million and $0, respectively, as of September 30, 1999 and $384 million, $284 million and $0, respectively, as of September 30, 1998.

    The effects of fourth quarter activity are summarized as follows:


                                                                               OTHER
                                             PENSION BENEFITS          POSTRETIREMENT BENEFITS
                                          ------------------------   --------------------------
                                             1999         1998           1999          1998
                                          -----------  -----------   -----------    -----------
                                                            (In Millions)
    Contractual termination benefits       $     (9)    $    (14)     $       -      $      -
    Employer contributions                        6            5              -             2
                                          -----------  -----------   -----------    -----------
    Effects of 4th quarter activity        $     (3)    $     (9)     $       -      $      2
                                          ===========  ===========   ===========    ===========


    Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,534 million and $5,926 million are included in Separate Account assets and liabilities at September 30, 1999 and 1998, respectively.

    Other postretirement plan assets consist of group and individual life insurance policies, group life and health contracts, common stocks, corporate debt securities, U.S. government securities and short-term investments. During 1999 the assets of group life and health contracts were transferred into common stocks, debt securities and short-term investments. Plan assets include $434 million and $1,018 million of Company insurance policies and contracts at September 30, 1999 and 1998, respectively.

    The Prudential Plan was amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits that follow.

                                       B33

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9. EMPLOYEE BENEFIT PLANS (CONTINUED)

    Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:

                                                                PENSION BENEFITS              OTHER POSTRETIREMENT BENEFITS
                                                       ---------------------------------   ----------------------------------
                                                          1999       1998        1997         1999       1998         1997
                                                       ---------- -----------  ---------   ---------  -----------  ----------
                                                                                   (In Millions)
    COMPONENTS OF NET PERIODIC BENEFITS
    COSTS:
    Service cost                                        $    193   $     159    $   127     $     39    $     35    $     38
    Interest cost                                            410         397        376          141         142         149
    Expected return on plan assets                          (724)       (674)      (617)        (121)       (119)        (87)
    Amortization of transition amount                       (106)       (106)      (106)          47          47          50
    Amortization of prior service cost                        45          45         42            -           -           -
    Amortization of actuarial net (gain) loss                  4           1          -          (10)        (13)        (13)
    Special termination benefits                              51           -          -            2           -           -
    Curtailment (gain) loss                                 (122)          5          -          108           -           -
    Contractual termination benefits                          48          14         30            -           -           -
                                                       ---------- -----------  ---------   ---------  -----------  ----------
           Subtotal                                         (201)       (159)      (148)         206          92         137
    Less amounts related to discontinued operations           84          25          -         (130)        (34)        (38)
                                                       ---------- -----------  ---------   ---------  -----------  ----------
    Net periodic (benefit) cost                         $   (117)  $    (134)   $  (148)    $     76    $     58    $     99
                                                       ========== ===========  =========   ==========  ==========  ==========

    Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amounts were included in loss on disposal of healthcare operations. See Note 3 for discussion of the disposal of the Company's healthcare business. Discontinued operations for pension benefits in 1999 includes $122 million of curtailment gains and $51 million of special termination benefit costs. Discontinued operations for postretirement benefits in 1999 includes $108 million of curtailment losses and $2 million of special termination benefit costs.

    The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:

                                                                     PENSION BENEFITS
                                                             -------------------------------
                                                                1999       1998       1997
                                                             ---------- ----------  --------
    WEIGHTED-AVERAGE ASSUMPTIONS:
    Discount rate (beginning of period)                        6.50%     7.25%      7.75%
    Discount rate (end of period)                              7.75%     6.50%      7.25%
    Rate of increase in compensation                           4.50%     4.50%      4.50%
      levels (beginning of period)
    Rate of increase in compensation                           4.50%     4.50%      4.50%
      levels (end of period)
    Expected return on plan assets                             9.50%     9.50%      9.50%
    Health care cost trend rates                                 -         -          -
    Ultimate health care cost trend rate after gradual           -         -          -
      decrease until 2006


                                                                            OTHER POSTRETIREMENT BENEFITS
                                                              -------------------------------------------------------
                                                                   1999               1998               1997
                                                              ---------------   -----------------  ------------------
  WEIGHTED-AVERAGE ASSUMPTIONS:
  Discount rate (beginning of period)                              6.50%              7.25%              7.75%
  Discount rate (end of period)                                    7.75%              6.50%              7.25%
  Rate of increase in compensation                                 4.50%              4.50%              4.50%
    levels (beginning of period)
  Rate of increase in compensation                                 4.50%              4.50%              4.50%
    levels (end of period)
  Expected return on plan assets                                   9.00%              9.00%              9.00%
  Health care cost trend rates                                  7.50 - 9.80%      7.80 - 11.00%      8.20 - 11.80%
  Ultimate health care cost trend rate after gradual               5.00%              5.00%              5.00%
    decrease until 2006

                                       B34

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9. EMPLOYEE BENEFIT PLANS (CONTINUED)

    Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:


                                                                OTHER
                                                       POSTRETIREMENT BENEFITS
                                                     ---------------------------
                                                                 1999
                                                               --------
                                                            (In Millions)
    ONE PERCENTAGE POINT INCREASE
    Increase in total service and interest costs               $     25
    Increase in postretirement benefit obligation                   200

    ONE PERCENTAGE POINT DECREASE
    Decrease in total service and interest costs               $     20
    Decrease in postretirement benefit obligation                   167


    POSTEMPLOYMENT BENEFITS
    The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1999 and 1998 was $157 million and $135 million, respectively, and is included in "Other liabilities."

    OTHER EMPLOYEE BENEFITS
    The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                 401(k) COMPANY MATCH
                                                        ----------------------------------------
                                                           1999          1998           1997
                                                        ----------    ----------     -----------
                                                                      (In Millions)
    Company match                                        $     60      $     54       $     63
    Less amounts related to discontinued operations            (8)          (14)           (16)
                                                        ----------    ----------     -----------
    401(k) Company match included in
      general and administrative expenses                $     52      $     40       $     47
                                                        ==========    ==========     ===========

    Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amount was included in loss on disposal of healthcare operations.


                                      B35

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

10.    INCOME TAXES

       The components of income tax expense for the years ended December 31, were as follows:

                                                  1999            1998            1997
                                                 ------          ------          ------
                                                              (In Millions)
         Current tax expense (benefit):
                   U.S.                        $    614         $    883        $   (14)
                   State and local                   84               54             51
                   Foreign                           (8)             148             64
                                              -----------      -----------     ----------
                   Total                            690            1,085            101

         Deferred tax expense (benefit):
                   U.S.                             206              (93)           269
                   State and local                   44               (6)             4
                   Foreign                          102              (16)            33
                                              -----------      -----------     ----------
                   Total                            352             (115)           306

         Total income tax expense              $  1,042         $    970        $   407
                                              ===========      ===========     ==========

       Income from continuing operations before income taxes and extraordinary item, for the years ended December 31, was as follows:

                                                                  1999                  1998                  1997
                                                                 ------                ------                ------
                                                                                   (In Millions)

         Domestic                                          $           1,989    $            2,384    $           1,039
         International                                                   316                   224                  331
                                                          -------------------  --------------------  -------------------
         Total income from continuing operations
           before income taxes and extraordinary item      $           2,305    $            2,608    $           1,370
                                                          ===================  ====================  ===================

       The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:



                                                                 1999                      1998                 1997
                                                                ------                    ------               ------
                                                                                       (In Millions)

         Expected federal income tax expense              $             807      $            913        $         480
         Equity tax (benefit)                                           190                    75                  (65)
         State and local income taxes                                    83                    31                   37
         Tax-exempt interest and dividend received                      (63)                  (46)                 (67)
                deduction
         Other                                                           25                    (3)                  22
                                                         --------------------   -------------------     ----------------

         Total income tax expense                         $           1,042      $            970        $         407
                                                         ====================   ===================     ================

                                       B36

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

10.    INCOME TAXES (CONTINUED)

       Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                     1999                1998
                                                                    ------              ------
                                                                          (In Millions)
         Deferred tax assets
              Insurance reserves                                 $   1,582        $     1,807
              Net unrealized investment (gains)/losses                 474             (1,225)
              Policyholder dividends                                   277                265
              Net operating loss carryforwards                         280                276
              Litigation related reserves                               61                 87
              Employee benefits                                         32                 63
              Other                                                      -                135
                                                                -----------      -------------

              Deferred tax assets before valuation allowance         2,706              1,408
              Valuation allowance                                      (24)               (13)
                                                                -----------      -------------
              Deferred tax assets after valuation allowance          2,682              1,395
                                                                -----------      -------------

         Deferred tax liabilities
              Deferred policy acquisition cost                       1,942              1,697
              Investments                                              284                151
              Depreciation                                              59                 64
                                                                -----------      -------------
              Deferred tax liabilities                               2,285              1,912
                                                                -----------      -------------

         Net deferred tax asset/(liability)                      $     397        $      (517)
                                                                ===========      =============

       Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1999 and 1998, respectively, the Company had federal life net operating loss carryforwards of $660 million and $540 million, which expire in 2012. At December 31, 1999 and 1998, respectively, the Company had state operating loss carryforwards for tax purposes approximating $570 million and $1,278 million, which expire between 2000 and 2019.

       Deferred taxes are not provided on the undistributed earnings of foreign subsidiaries (considered to be permanent investments), which at December 31, 1999 were $521 million. Determining the tax liability that would arise if these earnings were remitted is not practical.

       The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has begun their examination of the years 1993 through 1995.


                                       B37

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

11.    STATUTORY NET INCOME AND SURPLUS

       RECONCILIATION OF STATUTORY NET INCOME AND SURPLUS
       Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net income and surplus as of and for the years ended December 31, 1999, 1998, and 1997, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                                1999            1998              1997
                                                                               ------          ------            ------
                                                                                            (In Millions)

       STATUTORY NET INCOME                                               $        333      $       1,247     $        1,471

       Adjustments to reconcile to net income on a GAAP basis:
           Insurance revenues and expenses                                         136               (117)                12
           Income taxes                                                            436                128                601
           Valuation of investments                                                (27)              (143)               (62)
           Realized investment gains                                                73              1,162                702
           Litigation and other reserves                                          (102)            (1,150)            (1,975)
           Discontinued operations and other, net                                  (36)               (21)              (139)
                                                                         ---------------   ----------------  -----------------
       GAAP NET INCOME                                                    $        813      $       1,106     $          610
                                                                         ===============   ================  =================


                                                                                1999            1998
                                                                               ------          ------
                                                                                    (In Millions)

       STATUTORY SURPLUS                                                  $      9,249     $      8,536

       Adjustments to reconcile to equity on a GAAP basis:
           Deferred policy acquisition costs                                     7,295            6,462
           Valuation of investments                                              2,909            8,358
           Future policy benefits and policyholder account balances             (1,544)          (2,621)
           Non-admitted assets                                                   2,069            2,119
           Income taxes                                                            522             (576)
           Surplus notes                                                          (987)            (987)
           Discontinued operations and other, net                                 (222)            (896)
                                                                         ---------------  ---------------
       GAAP EQUITY                                                        $     19,291     $     20,395
                                                                         ===============  ===============

       The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.


                                       B38

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

12.    OPERATING LEASES

       The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1999, future minimum lease payments under non-cancelable operating leases are, as follows:

                                                             (In Millions)

                          2000                               $         294
                          2001                                         265
                          2002                                         217
                          2003                                         178
                          2004                                         147
                          Remaining years after 2004                   776
                                                            ---------------
                          Total                              $       1,877
                                                            ===============

       Rental expense incurred for the years ended December 31, 1999, 1998 and 1997 was $278 million, $320 million and $352 million, respectively, excluding expenses relating to the Company's healthcare business.

13.    FAIR VALUE OF FINANCIAL INSTRUMENTS

       The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying values approximate estimated fair values).

       FIXED MATURITIES AND EQUITY SECURITIES
       Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

       MORTGAGE LOANS ON REAL ESTATE
       The estimated fair value of mortgage loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality mortgage.

       POLICY LOANS
       The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.


                                       B39

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

13.    FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

       DERIVATIVE FINANCIAL INSTRUMENTS
       Refer to Note 14 for the disclosure of fair values on these instruments.

       INVESTMENT CONTRACTS
       For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

       DEBT
       The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.


                                       B40

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

13.    FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

       The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                                        1999                           1998
                                                                CARRYING     ESTIMATED        CARRYING      ESTIMATED
                                                                 AMOUNT      FAIR VALUE        AMOUNT       FAIR VALUE
                                                               ----------   ------------     ----------    ------------
                                                                                    (In Millions)
       FINANCIAL ASSETS:
       Other than trading:
       -------------------
       Fixed maturities:
          Available for sale                                  $    74,697   $     74,697    $    80,158    $    80,158
          Held to maturity                                         14,237         14,112         16,848         17,906
       Equity securities                                            3,264          3,264          2,759          2,759
       Mortgage loans on real estate                               16,268         15,826         16,016         16,785
       Policy loans                                                 7,590          7,462          7,476          8,123
       Securities purchased under agreements to resell                  -              -          1,737          1,737
       Short-term investments                                      12,303         12,303          9,781          9,781
       Mortgage securitization inventory                              803            803            480            480
       Cash                                                         1,330          1,330          1,943          1,943
       Restricted cash and securities                               4,082          4,082          2,366          2,366
       Separate Account assets                                     82,131         82,131         80,931         80,931

       Trading:
       --------
       Trading account assets                                 $     9,741   $      9,741    $     8,888    $     8,888
       Broker-dealer related receivables                           11,346         11,346         10,142         10,142
       Securities purchased under agreements to resell             13,944         13,944          8,515          8,515
       Cash collateral for borrowed securities                      7,124          7,124          5,622          5,622

       FINANCIAL LIABILITIES:
       Other than trading:
       -------------------
       Investment contracts                                   $    25,164   $     25,352    $    26,246    $    27,051
       Securities sold under agreements to repurchase               4,260          4,260          7,085          7,085
       Cash collateral for loaned securities                        2,582          2,582          2,450          2,450
       Short-term and long-term debt                               16,371         16,563         14,816         15,084
       Securities sold but not yet purchased                            -              -          2,215          2,215
       Separate Account liabilities                                82,131         82,131         80,931         80,931

       Trading:
       --------
       Broker-dealer related payables                         $     5,839   $      5,839    $     6,530    $     6,530
       Securities sold under agreements to repurchase              20,338         20,338         14,401         14,401
       Cash collateral for loaned securities                        8,193          8,189          4,682          4,682
       Securities sold but not yet purchased                        6,968          6,968          3,556          3,556

                                       B41

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    INTEREST RATE SWAPS

    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

    FUTURES AND OPTIONS

    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

    In exchange-traded futures transactions, the Company purchases or sells contracts, the value of which are determined by the value of designated classes of Treasury securities, and posts variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.



                                      B42

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

    When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

    CURRENCY DERIVATIVES

    The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. dollar.

    Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of a specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

    If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment gains, net."

    FORWARDS

    The Company uses forwards to manage market risks relating to interest rates and commodities. Additionally, in connection with the Company's investment banking activities, the Company trades in mortgage backed securities forward contracts. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

    If the forwards are effective as hedges, gains or losses are recorded in "Accumulated other comprehensive income." If forwards do not meet hedge accounting criteria, gains or losses from those forwards are recognized in current period earnings.

    The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1999 and 1998. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.


                                      B43

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1999
                                  (IN MILLIONS)

                                      TRADING                               OTHER THAN TRADING                       TOTAL
                             ---------------------    ----------------------------------------------------   -----------------------
                                                            HEDGE ACCOUNTING        NON-HEDGE ACCOUNTING
                                                      -------------------------   ------------------------
                                        ESTIMATED                    ESTIMATED                  ESTIMATED                 ESTIMATED
                           NOTIONAL     FAIR VALUE      NOTIONAL     FAIR VALUE    NOTIONAL     FAIR VALUE    NOTIONAL    FAIR VALUE
                         -----------    ----------    -----------   -----------   ----------    ----------   ----------   ----------


SWAP INSTRUMENTS
   Interest rate
           Asset         $     7,116    $      151    $        -    $        -    $    2,185    $     146    $    9,301    $    297
           Liability           6,490           137             -             -         1,261           32         7,751         169

   Currency
           Asset                  24            45           343            30             -            -           367          75
           Liability              77            51           369            33             -            -           446          84

   Equity and commodity
           Asset                   8             9             -             -            47           13            55          22
           Liability               8             5             -             -             -            -             8           5

FORWARD CONTRACTS
   Interest rate
           Asset              14,837           105             -             -             -            -        14,837         105
           Liability          12,459            84             -             -             -            -        12,459          84

   Currency
           Asset              11,181           275            54             2         1,182           16        12,417         293
           Liability          10,377           247           841            16         1,347           21        12,565         284

   Equity and commodity
           Asset               1,664            68             -             -             -            -         1,664          68
           Liability           1,592            60             -             -             -            -         1,592          60

FUTURES CONTRACTS
   Interest rate
           Asset               2,374             2             -             -            800           14         3,174          16
           Liability           3,017             3             -             -          3,696           44         6,713          47

   Equity and commodity
           Asset               2,283            44             -             -             71            4         2,354          48
           Liability             837            57             -             -             12           11           849          68

OPTION CONTRACTS
   Interest rate
           Asset               3,725            22             -             -              -            -         3,725          22
           Liability           2,185            11             -             -             13            -         2,198          11

   Currency
           Asset                 613             5             -             -             10            -           623           5
           Liability           4,439             5             -             -             10            -         4,449           5

   Equity and commodity
           Asset                 340             6             -             -              -            -           340           6
           Liability             366             3             -             -              -            -           366           3
                         -----------    ----------    ----------    ----------    ----------    ---------    ----------    --------
TOTAL DERIVATIVES:
           ASSETS        $    44,165     $     732    $      397    $       32    $    4,295    $     193    $   48,857    $    957
                         ===========    ==========    ==========    ==========    ==========    =========    ==========    ========
           LIABILITIES   $    41,847     $     663    $    1,210    $       49    $    6,339    $     108    $   49,396    $    820
                         ===========    ==========    ==========    ==========    ==========    =========    ==========    ========

                                      B44

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                               DECEMBER 31, 1998
                                 (IN MILLIONS)




                                       TRADING                          OTHER THAN TRADING                        TOTAL
                              -----------------------   -------------------------------------------------   -----------------------
                                                              HEDGE ACCOUNTING       NON-HEDGE ACCOUNTING
                                                        ------------------------    ---------------------
                                           ESTIMATED                  ESTIMATED                 ESTIMATED                ESTIMATED
                               NOTIONAL    FAIR VALUE    NOTIONAL     FAIR VALUE     NOTIONAL   FAIR VALUE   NOTIONAL    FAIR VALUE
                             -----------   ----------   -----------   ----------    ---------   ---------   ---------    ----------

SWAP INSTRUMENTS
       Interest rate
               Asset        $     4,145    $     204    $       -     $        -    $   1,949    $     73   $   6,094    $     277
               Liability          4,571          192            -              -        2,501         301       7,072          493

       Currency
               Asset                372           91          229             16            -           -         601          107
               Liability            263           84          464             46            -           -         727          130

       Equity and commodity
               Asset                 47           14            -              -           22           7          69           21
               Liability              -            -            -              -            -           -           -            -

FORWARD CONTRACTS
       Interest rate
               Asset             31,568           72            -              -            -           -      31,568           72
               Liability         24,204           56            -              -            -           -      24,204           56

       Currency
               Asset             12,879          198           60              1          942          13      13,881          212
               Liability         13,594          221          573             11        1,466          26      15,633          258

       Equity and commodity
               Asset              1,204           12            -              -            2           -       1,206           12
               Liability          1,355            3            -              -            -           -       1,355            3

FUTURES CONTRACTS
       Interest rate
               Asset              2,429           10            -              -        1,762          22       4,191           32
               Liability          3,147            3            -              -          478           4       3,625            7

       Equity and commodity
               Asset                843           51            -              -           24           1         867           52
               Liability          1,224           44            -              -           53           1       1,277           45

OPTION CONTRACTS
       Interest rate
               Asset              2,500           10            -              -          130           2       2,630           12
               Liability          1,451            8            -              -           98           -       1,549            8

       Currency
               Asset              4,882          101            -              -            -           -       4,882          101
               Liability          4,151          112            -              -            -           -       4,151          112

       Equity and commodity
               Asset                928            2            -              -            -           -         928            2
               Liability            901            4            -              -            -           -         901            4
                            -----------    ---------    ---------     ----------    ---------    --------   ---------    ---------
TOTAL DERIVATIVES:
               ASSETS       $    61,797    $     765    $     289     $       17    $   4,831    $    118   $  66,917    $     900
                            ===========    =========    =========     ==========    =========    ========   =========    =========
               LIABILITIES  $    54,861    $     727    $   1,037     $       57    $   4,596    $    332   $  60,494    $   1,116
                            ===========    =========    =========     ==========    =========    ========   =========    =========

                                      B45

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

    The following table discloses net trading revenues by derivative instrument types as of December 31:

                                          1999                        1998                        1997
                                    -----------------            -----------------          -----------------
                                                                   (In Millions)

     Forwards                       $              53            $              67          $              59
     Futures                                       80                           (5)                        37
     Swaps                                         16                          (13)                       (13)
     Options                                      (14)                           -                          -
                                    -----------------            -----------------          -----------------
     Net trading revenues           $             135            $              49          $              83
                                    =================            =================          =================

    Average fair values for trading derivatives in an asset position during the years ended December 31, 1999 and 1998 were $789 million and $922 million, respectively, and for derivatives in a liability position were $766 million and $905 million, respectively. The average fair values do not reflect the netting of amounts pursuant to the right of offset or qualifying master netting agreements. Of those derivatives held for trading purposes at December 31, 1999, 61% of the notional amount consisted of interest rate derivatives, 33% consisted of foreign currency derivatives and 6% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1999, 65% of notional consisted of interest rate derivatives, 34% consisted of foreign currency derivatives, and 1% consisted of equity and commodity derivatives.

    CREDIT RISK
    The credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1999 and 1998, approximately 81% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

    OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS
    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risks such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities and unused credit card and home equity lines.

    In connection with the Company's consumer banking business, loan commitment for credit cards and home equity lines of credit and other lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card, home equity and other commitments were $2.7 billion, of which $2.0 billion remains available at December 31, 1999.

    Also, in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and an unsecured basis. Aggregate financing commitments on a secured basis, for periods of less than one year, approximate $4.9 billion, of which $2.73 billion remains available at December 31, 1999. Unsecured commitments approximate $528 million, of which $334 million remains available at December 3l, 1999.

                                       B46

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

    Other commitments primarily include commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.9 billion, of which $1.9 billion remain available at December 31, 1999. Additionally, mortgage loans sold with recourse were $0.1 billion at December 31, 1999.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 1999 these were immaterial.

15. CONTINGENCIES AND LITIGATION

    STOP-LOSS REINSURANCE AND STOP-LOSS INDEMNIFICATION AGREEMENTS

    On February 24, 2000, the Company entered into an agreement to sell 100% of the capital stock of its subsidiary, Gibraltar Casualty Company ("Gibraltar") to Everest Reinsurance Holdings, Inc. (now known as Everest Re Group, Ltd.) ("Everest"). The transaction is expected to be completed in the second quarter of 2000, subject to approval by state regulators and other customary closing conditions. Proceeds from the sale will consist of approximately $52 million in cash, which approximated the book value of Gibraltar at December 31, 1999. In connection with the sale, the Company will provide a stop-loss indemnification agreement covering 80% of the first $200 million of any adverse loss development in excess of Gibraltar's carried reserves as of the closing date of the transaction, resulting in a maximum potential exposure to the Company of $160 million. In connection with the Company's 1995 sale of what is now Everest, Gibraltar had entered into a stop-loss reinsurance agreement with Everest whereby Gibraltar reinsured up to $375 million of the first $400 million of aggregate adverse loss development, on an incurred basis, with respect to reserves recorded by Everest as of June 30, 1995. Upon the expected completion of the aforementioned sale of Gibraltar, the Company will no longer be subject to exposure under the 1995 stop-loss agreement. Management believes that based on currently available information and established reserves, the ultimate settlement of claims under either the 1995 stop-loss agreement or the stop-loss indemnification agreement should not have a material adverse effect on the Company's financial position.

    ENVIRONMENTAL AND ASBESTOS-RELATED CLAIMS

    Certain of the Company's subsidiaries are subject to claims under expired contracts that assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for these claims cannot be reasonably estimated using traditional reserving techniques. The predominant source of such exposure for the Company is Gibraltar, which, as discussed above, is expected to be sold in the second quarter of 2000. The liabilities recorded for environmental and asbestos-related claims, net of reinsurance recoverables, of $342 million ($321 million for Gibraltar) and $239 million ($217 million for Gibraltar) at December 31, 1999 and 1998, respectively, reflect the Company's best estimate of ultimate claims and claim adjustment expenses based upon known facts and current law. However, as a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Given the expansion of coverage and liability by the courts and legislatures in the past, and the potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established. Because of these uncertainties, these additional amounts, or a range of these additional amounts, cannot be reasonably estimated, and could result in a liability exceeding recorded liabilities by an amount that could be material to the Company's results of operations in a future quarterly or annual period. The Company's residual exposure pertaining to Gibraltar upon completion of the expected sale, pursuant to a

                                       B47

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)

    stop-loss indemnification agreement, is discussed above. Management believes that these claims should not have a material adverse effect on the Company's financial position.

    MANAGED CARE REIMBURSEMENT

    The Company has reviewed its obligations retained in the sale of the healthcare operations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    LITIGATION

    The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class actions. Pending legal and regulatory actions include proceedings specific to the Company's practices and proceedings generally applicable to business practices in the industries in which the Company operates. In certain of these matters, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

    In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls and a series of fines, and is in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, the Company remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements. In November 1999, upon the joint application of the Company and class counsel, the Court ordered an investigation into certain allegations of improprieties in the administration and implementation of the remediation program at the Company's Plymouth, Minnesota facility. Class counsel is expected to submit a summary of its findings pursuant to the investigation to the Court in mid-April 2000.

    In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately, and other fees and expenses associated with the resolution of sales practices issues.

                                       B48

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)

    The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and the related liability balances as of the dates indicated:

                                                                           YEAR ENDED DECEMBER 31,
                                                         -------------------------------------------------------------
                                                               1999         1998           1997             1996
                                                         -------------------------------------------------------------
                                                                                (In Millions)

      Liability balance at beginning of period           $    3,058      $     2,553    $        963     $           -
      Charges to expense:
                  Remedy costs                                  (99)             510           1,640               410
                  Additional sales practices costs              199              640             390               715
                  Total charges to expense               ------------    -----------    -------------    -------------
                                                                100            1,150           2,030             1,125

      Amounts paid or credited:
                  Remedy costs                                1,708              147               -                 -
                  Additional sales practices costs              559              498             440               162
                                                         ------------    -----------    -------------    -------------
                  Total amounts paid or credited              2,267              645             440               162

      Liability balance at end of period                 $      891      $     3,058    $      2,553     $         963
                                                         ============    ===========    =============    =============

    In 1996, the Company recorded in its Consolidated Statements of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

    In 1997, management increased the estimated liability for the costs of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million to recognize the increase in estimated total additional sales practices costs.

    In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (i) estimates derived from an analysis of claims actually remedied (including interest); (ii) a sample of claims still to be remedied;
    (iii) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (iv) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

    In 1999, as a result of a decrease in the estimated cost of remedying policyholder claims, the Company recorded a credit of $99 million before taxes to reduce its liability relative to remedy costs. The revised estimate was based on additional information derived from claims actually remedied and an evaluation of remaining obligations taking into consideration experience in 1999. The Company also recorded a charge of $199 million before taxes to recognize an increase in estimated total additional sales practices costs based on additional information obtained in 1999.

                                       B49

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
15. CONTINGENCIES AND LITIGATION (continued)

    The Company's litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable outcome of pending litigation and regulatory matters depending, in part, upon the results of operation or cash flow for such period. Management believes, however, that the ultimate resolution of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

                                     ******

                                       B50

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York
March 21, 2000

                                       B51

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 1999 and 1998 (In Millions)
--------------------------------------------------------------------------------


                                                                                                      1999              1998
                                                                                                 ---------------   ----------------
ASSETS
  Fixed maturities:
     Available for sale, at fair value (amortized cost, 1999: $76,815; 1998: $76,997)                  $ 74,697           $ 80,158
     Held to maturity, at amortized cost (fair value, 1999: $14,112; 1998: $17,906)                      14,237             16,848
  Trading account assets, at fair value                                                                   9,741              8,888
  Equity securities, available for sale, at fair value (cost, 1999: $2,531; 1998: $2,583)                 3,264              2,759
  Mortgage loans on real estate                                                                          16,268             16,016
  Investment real estate                                                                                    770                675
  Policy loans                                                                                            7,590              7,476
  Securities purchased under agreements to resell                                                        13,944             10,252
  Cash collateral for borrowed securities                                                                 7,124              5,622
  Other long-term investments                                                                             4,087              3,474
  Short-term investments                                                                                 12,303              9,781
                                                                                                 ---------------   ----------------
     Total investments                                                                                  164,025            161,949

  Cash                                                                                                    1,330              1,943
  Accrued investment income                                                                               1,836              1,795
  Broker-dealer related receivables                                                                      11,346             10,142
  Deferred policy acquisition costs                                                                       7,324              6,462
  Other assets                                                                                           17,102             16,200
  Separate account assets                                                                                82,131             80,931
                                                                                                 ---------------   ----------------
TOTAL ASSETS                                                                                          $ 285,094          $ 279,422
                                                                                                 ===============   ================

LIABILITIES AND EQUITY
LIABILITIES
  Future policy benefits                                                                               $ 68,069           $ 67,059
  Policyholders' account balances                                                                        31,578             33,098
  Unpaid claims and claim adjustment expenses                                                             2,829              3,806
  Policyholders' dividends                                                                                1,484              1,444
  Securities sold under agreements to repurchase                                                         24,598             21,486
  Cash collateral for loaned securities                                                                  10,775              7,132
  Income taxes payable                                                                                      804                785
  Broker-dealer related payables                                                                          5,839              6,530
  Securities sold but not yet purchased                                                                   6,968              5,771
  Short-term debt                                                                                        10,858             10,082
  Long-term debt                                                                                          5,513              4,734
  Other liabilities                                                                                      14,357             16,169
  Separate account liabilities                                                                           82,131             80,931
                                                                                                 ---------------   ----------------
           Total liabilities                                                                            265,803            259,027
                                                                                                 ---------------   ----------------

COMMITMENTS AND CONTINGENCIES (See Notes 14 and 15)
EQUITY
  Accumulated other comprehensive income/(loss)                                                            (685)             1,232
  Retained earnings                                                                                      19,976             19,163
                                                                                                 ---------------   ----------------
            Total equity                                                                                 19,291             20,395
                                                                                                 ---------------   ----------------
 TOTAL LIABILITIES AND EQUITY                                                                         $ 285,094          $ 279,422
                                                                                                 ===============   ================


                 See Notes to Consolidated Financial Statements
                                       B1

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------


                                                                                  1999              1998              1997
                                                                             ---------------    --------------    --------------
REVENUES
  Premiums                                                                           $9,475            $9,024            $9,015
  Policy charges and fee income                                                       1,516             1,465             1,423
  Net investment income                                                               9,424             9,535             9,482
  Realized investment gains, net                                                        924             2,641             2,168
  Commissions and other income                                                        5,279             4,471             4,480
                                                                             ---------------    --------------    --------------
           Total revenues                                                            26,618            27,136            26,568
                                                                             ---------------    --------------    --------------

BENEFITS AND EXPENSES
  Policyholders' benefits                                                            10,175             9,840             9,956
  Interest credited to policyholders' account balances                                1,811             1,953             2,170
  Dividends to policyholders                                                          2,571             2,477             2,422
  General and administrative expenses                                                 9,656             9,108             8,620
  Sales practices remedies and costs                                                    100             1,150             2,030
                                                                             ---------------    --------------    --------------
           Total benefits and expenses                                               24,313            24,528            25,198
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND
  EXTRAORDINARY ITEM                                                                  2,305             2,608             1,370
                                                                             ---------------    --------------    --------------
  Income taxes
    Current                                                                             690             1,085               101
    Deferred                                                                            352              (115)              306
                                                                             ---------------    --------------    --------------
           Total income taxes                                                         1,042               970               407
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE EXTRAORDINARY ITEM                           1,263             1,638               963
                                                                             ---------------    --------------    --------------

DISCONTINUED OPERATIONS
  Loss from healthcare operations, net of taxes                                           -              (298)             (353)
  Loss on disposal of healthcare operations, net of taxes                              (400)             (223)                -
                                                                             ---------------    --------------    --------------
    Net loss from discontinued operations                                              (400)             (521)             (353)
                                                                             ---------------    --------------    --------------

INCOME BEFORE EXTRAORDINARY ITEM                                                        863             1,117               610

EXTRAORDINARY ITEM - DEMUTUALIZATION EXPENSES, NET OF TAXES                             (50)              (11)                -
                                                                             ---------------    --------------    --------------

NET INCOME                                                                            $ 813            $1,106             $ 610
                                                                             ===============    ==============    ==============


                 See Notes to Consolidated Financial Statements
                                       B2

The Prudential Insurance Company of America

Consolidated Statements of Changes in Equity
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                    Accumulated Other Comprehensive Income/(Loss)
                                                      ---------------------------------------------------------------------
                                                                                                               Total
                                                          Foreign             Net                           Accumulated
                                                          Currency         Unrealized         Pension          Other
                                                        Translation        Investment        Liability      Comprehensive
                                                        Adjustments       Gains/(Losses)     Adjustment      Income/(Loss)
                                                      ---------------   -----------------  -------------  -----------------
Balance, December 31, 1996                                     $ (56)          $ 1,136             $ (4)          $ 1,076
Comprehensive income:
      Net income
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                      (29)                                                 (29)
           Change in net unrealized investment gains                               616                                616
           Additional pension liability adjustment                                                   (2)               (2)

      Other comprehensive income

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1997                                       (85)            1,752               (6)            1,661
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       54                                                   54
           Change in net unrealized investment gains                              (480)                              (480)
           Additional pension liability adjustment                                                   (3)               (3)

      Other comprehensive loss

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1998                                       (31)            1,272               (9)            1,232
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       13                                                   13
           Change in net unrealized investment gains                            (1,932)                            (1,932)
           Additional pension liability adjustment                                                    2                 2

      Other comprehensive loss

Total comprehensive loss

                                                      ---------------------------------------------------------------------
Balance, December 31, 1999                                     $ (18)           $ (660)            $ (7)           $ (685)
                                                      =====================================================================


                                                           Retained       Total
                                                           Earnings       Equity
                                                        --------------  ------------
Balance, December 31, 1996                                 $ 17,447       $18,523
Comprehensive income:
      Net income                                                610           610
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                                   (29)
           Change in net unrealized investment gains                          616
           Additional pension liability adjustment                             (2)
                                                                        ----------
      Other comprehensive income                                              585
                                                                        ----------
Total comprehensive income                                                  1,195

                                                      ----------------------------
Balance, December 31, 1997                                   18,057        19,718
Comprehensive income:
      Net income                                              1,106         1,106
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    54
           Change in net unrealized investment gains                         (480)
           Additional pension liability adjustment                             (3)
                                                                        ----------
      Other comprehensive loss                                               (429)
                                                                        ----------
Total comprehensive income                                                    677

                                                      ----------------------------
Balance, December 31, 1998                                   19,163        20,395
Comprehensive income:
      Net income                                                813           813
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    13
           Change in net unrealized investment gains                       (1,932)
           Additional pension liability adjustment                              2
                                                                        ----------
      Other comprehensive loss                                             (1,917)
                                                                        ----------
Total comprehensive loss                                                   (1,104)

                                                      ----------------------------
Balance, December 31, 1999                                 $ 19,976       $19,291
                                                      ============================


                 See Notes to Consolidated Financial Statements
                                       B3

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                        $ 813            $ 1,106              $ 610
  Adjustments to reconcile net income to
     net cash provided by operating activities:
        Realized investment gains, net                                               (915)            (2,671)            (2,209)
        Policy charges and fee income                                                (237)              (232)              (258)
        Interest credited to policyholders' account balances                        1,811              1,953              2,170
        Depreciation and amortization                                                 489                337                271
        Loss on disposal of businesses                                                400                223                  -
        Change in:
            Deferred policy acquisition costs                                        (178)              (174)              (233)
            Future policy benefits and other insurance liabilities                    724                597              2,537
            Trading account assets                                                   (853)            (2,540)            (1,825)
            Income taxes payable                                                    1,074                594             (1,391)
            Broker-dealer related receivables/payables                             (1,898)             1,495               (672)
            Securities purchased under agreements to resell                        (3,692)            (1,591)            (3,314)
            Cash collateral for borrowed securities                                (1,502)              (575)            (2,631)
            Cash collateral for loaned securities                                   3,643             (6,985)             5,668
            Securities sold but not yet purchased                                   1,197              2,122              1,633
            Securities sold under agreements to repurchase                          3,112              9,139              4,844
            Other, net                                                             (3,356)            (5,234)             3,910
                                                                            --------------     --------------     --------------

                Cash flows from (used in) operating activities                        632             (2,436)             9,110
                                                                            --------------     --------------     --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
        Fixed maturities, available for sale                                      120,875            123,151            123,550
        Fixed maturities, held to maturity                                          4,957              4,466              4,042
        Equity securities, available for sale                                       3,190              2,792              2,572
        Mortgage loans on real estate                                               2,640              4,090              4,299
        Investment real estate                                                        507              1,489              1,842
        Other long-term investments                                                 1,219              1,848              5,232
  Payments for the purchase of:
        Fixed maturities, available for sale                                     (120,933)          (126,742)          (129,854)
        Fixed maturities, held to maturity                                         (2,414)            (2,244)            (2,317)
        Equity securities, available for sale                                      (2,779)            (2,547)            (2,461)
        Mortgage loans on real estate                                              (2,595)            (3,719)            (3,305)
        Investment real estate                                                       (483)               (31)              (241)
        Other long-term investments                                                (1,354)            (1,842)            (4,173)
  Short-term investments                                                           (2,510)             2,145             (2,848)
                                                                            --------------     --------------     --------------

                Cash flows from (used in) investing activities                        320              2,856             (3,662)
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B4

The Prudential Insurance Company of America

Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM FINANCING ACTIVITIES:

     Policyholders' account deposits                                                6,901              7,052              5,245
     Policyholders' account withdrawals                                            (9,835)           (11,332)            (9,873)
     Net increase in short-term debt                                                  444              2,422                305
     Proceeds from the issuance of long-term debt                                   1,844              1,940                324
     Repayments of long-term debt                                                    (919)              (418)              (464)
                                                                            --------------     --------------     --------------

             Cash flows used in financing activities                               (1,565)              (336)            (4,463)
                                                                            --------------     --------------     --------------

NET (DECREASE)/INCREASE IN CASH                                                      (613)                84                985

CASH, BEGINNING OF YEAR                                                             1,943              1,859                874
                                                                            --------------     --------------     --------------

CASH, END OF YEAR                                                                 $ 1,330            $ 1,943            $ 1,859
                                                                            ==============     ==============     ==============


SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes (received)/paid                                                      $  (344)           $   163            $   968
                                                                            --------------     --------------     --------------

Interest paid                                                                     $   824            $   864            $   708
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B5

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

    The Prudential Insurance Company of America and its subsidiaries (collectively, "Prudential" or "the Company") provide financial services throughout the United States and in many foreign countries. The Company's businesses provide a full range of insurance, investment, securities and other financial products and services to both retail and institutional customers. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

    Demutualization

    On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit demutualization to occur and that specified the process for conversion. Demutualization is a complex process involving the development of a plan of reorganization, approval of the plan by the Company's Board of Directors, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan, and review and approval by the New Jersey Department of Banking and Insurance. The Company's management is in the process of developing a proposed plan of demutualization, although there can be no assurance as to the terms thereof or that the Company's Board of Directors will approve such a plan.

    The Company's management currently anticipates that the Company's proposed plan of demutualization will include the establishment of a new holding company, Prudential, Inc., whose stock will be publicly traded and of which the Company's stock successor will become a direct or indirect wholly-owned subsidiary. The consolidated financial statements of the Company prior to the demutualization will become Prudential, Inc.'s consolidated financial statements upon demutualization. The Company's management also currently intends to propose that a corporate reorganization occur concurrently with the demutualization whereby the stock of various of the Company's subsidiaries (including Prudential Securities Group, the personal lines property-casualty insurance companies and the international insurance companies), the stock of a newly formed subsidiary containing the Company's asset management operations, and certain prepaid pension expense, post-employment benefits and certain other assets will be distributed to Prudential, Inc. If effected, the corporate reorganization can be expected to materially reduce invested assets, net income and total equity of The Prudential Insurance Company of America, which would be an insurance subsidiary of Prudential, Inc. after the corporate reorganization, although it would have no effect on the consolidated assets, net income or total equity of Prudential, Inc. As the terms of the foregoing transactions have not been finalized by the Company or approved by the regulatory authority, it is not currently possible to quantify their financial effect on the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

    The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital


                                       B6

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). All significant intercompany balances and transactions have been eliminated.

    Use of Estimates
    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    Investments
    Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

    Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

    Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income/(loss)."

    Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.


                                       B7

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Investment real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such.

    Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value.

    Charges relating to real estate held for disposal and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

    Policy loans are carried at unpaid principal balances.

    Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

    Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

    Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

    Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control and derivatives held for purposes other than trading. Such joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, Prudential's


                                       B8

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to Prudential and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of Prudential's joint venture interests and the resulting gains and losses are included in "Realized investment gains, net."

    Short-term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

    Realized investment gains, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the carrying value of investment real estate held for disposal are recorded in "Realized investment gains, net."

    Cash
    Cash includes cash on hand, amounts due from banks, and money market instruments.

    Deferred Policy Acquisition Costs
    The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

    For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed investment yield used in estimating expected gross margins was 7.83% at December 31, 1999. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to the premium income.

    The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that


                                       B9

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies.

    For property and casualty insurance contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

    For disability insurance, group life insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

    Separate Account Assets and Liabilities
    Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

    Other Assets and Other Liabilities
    Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, mortgage securitization inventory, and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, and reserves for sales practices remedies and costs.

    Contingencies
    Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

    Policyholders' Dividends
    The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the Company's statutory results and past experience, including investment income, realized investment gains, net over a number of years, mortality experience and other factors.

    Insurance Revenue and Expense Recognition
    Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

    Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to the amount of expected future benefit payments.

                                       B10

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Amounts received as payment for interest-sensitive life contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

    For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

    Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

    Foreign Currency Translation Adjustments
    Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)," a separate component of equity.

    Commissions and Other Income
    Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's securities business.

    Derivative Financial Instruments
    Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

    To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

    Derivatives held for trading purposes are used by the Company's securities business to meet the needs of customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors


                                       B11

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    these exposures through the use of various analytical techniques.

    Derivatives held for trading purposes are included at fair value in "Trading account assets," "Other liabilities" or "Broker-dealer related receivables/payables" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

    Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

    See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

    Income Taxes
    The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

    Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

    Extraordinary Item - Demutualization Expenses, Net of Taxes
    The Consolidated Statements of Operations reflect extraordinary charges for demutualization expenses of $50 million and $11 million, net of taxes of zero, for the years ended December 31, 1999 and 1998, respectively. Demutualization expenses consist primarily of the cost of engaging independent accounting, actuarial, investment banking, legal and other consultants to advise the Company and the New Jersey Department of Banking and Insurance and the New York Department of Insurance in the demutualization process and related matters. Future demutualization expenses will also include the cost of printing and postage for communications with policyholders.

    New Accounting Pronouncements
    In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative"


                                       B12

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

    SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

    Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement, as amended, as of January 1, 2001 and is currently assessing the effect of the new standard.

    In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
    Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

    Reclassifications
    Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

    In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. Included in this transaction were the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") business. The healthcare business is recorded as a discontinued operation in the accompanying consolidated financial statements, with a measurement date of December 31, 1998

    Proceeds from the sale were $500 million of cash, $500 million of Aetna three-year senior notes and stock appreciation rights covering one million shares of Aetna common stock, valued at approximately $30 million at the date of closing, with a term of five years and a reference price of $81.81 per Aetna common share. The sale resulted in a loss of $623 million, net of tax. Loss from healthcare operations for 1998 includes results through December 31, 1998 (the measurement date). Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations.

    The 1998 loss on disposal of $223 million, net of taxes, included anticipated operating losses to be incurred by the healthcare business subsequent to December 31, 1998 (the measurement date) through the expected date of


                                      B13

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)

    the sale, as well as estimates of other costs the Company would incur in connection with the disposition of the healthcare business. These include costs attributable to facilities closure and systems terminations, severance and termination benefits, payments to Aetna related to the ASO business and estimated payments in connection with a medical loss ratio agreement covering the fully insured medical and dental business (the "MLR Agreement"). The MLR Agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the MLR Agreement for the years 1999 and 2000. The loss on disposal also included the estimated positive impact of net curtailment gains from expected modifications of certain pension and other postretirement benefit plans in which employees of the healthcare business participate. (See Note 9).

    In 1999 the Company recognized an additional loss on disposal of its healthcare business of $400 million, after related tax benefits. The additional loss resulted primarily from higher than anticipated healthcare operating losses during the 1999 period through the August 6 closing date. The higher losses resulted principally from adverse claims experience and the impact of this experience on the evaluation of the Company's obligation under the MLR Agreement. The pretax operating loss from the healthcare business from January 1, 1999 through August 6, 1999 was $370 million, which exceeded the original estimate of $160 million, recorded within the "Loss on disposal of healthcare operations" in 1998. In addition to the obligations noted above, the Company has retained certain liabilities pertaining to the healthcare business, including all liabilities associated with litigation which existed at August 6, 1999 or commences within two years of that date with respect to claims that were incurred prior to August 6, 1999. Management's best estimate of these costs is included in the loss on disposal. It is possible that additional adjustments to estimates may be necessary which might be material to future results of operations of a particular quarterly or annual period.

    Upon the closing of the sale of the healthcare business, the Company entered into a coinsurance agreement with Aetna. The agreement is 100% indemnity reinsurance on a coinsurance basis for all of the Company's insured medical and dental business in-force upon the completion of the sale of the business on August 6, 1999. The agreement requires the Company to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies are 100% coinsured by Aetna, when issued. The purpose of the agreement is to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential. The operation of the business and the attendant risks, except for the existence of the MLR Agreement as discussed above, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $896 million and $757 million, respectively, for the period from August 6, 1999 through December 31, 1999. Reinsurance recoverable under this agreement, included in other assets, was $500 million at December 31, 1999.

    The following table presents the results and the loss on the disposal of the Company's healthcare business, determined as of the measurement date and subsequently adjusted, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.


                                      B14

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)


                                                                                  1999               1998               1997
                                                                             ---------------    ---------------     --------------
                                                                                                (In Millions)

Revenues                                                                             $    -            $ 7,461            $10,305
Policyholder benefits                                                                     -             (6,064)            (8,484)
General and administrative expenses                                                       -             (1,822)            (2,364)
                                                                             ---------------    ---------------     --------------
Loss before income taxes                                                                  -               (425)              (543)
Income tax benefit                                                                        -                127                190
                                                                             ---------------    ---------------     --------------
Loss from operations                                                                      -               (298)              (353)
Loss on disposal, net of tax benefits of $240 in 1999 and $131 in 1998                 (400)              (223)                 -
                                                                             ---------------    ---------------     --------------
Loss from discontinued operations, net of taxes                                      $ (400)           $  (521)            $ (353)
                                                                             ===============    ===============     ==============


                                      B15

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS

    Fixed Maturities and Equity Securities

    The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,594         $     36         $    236        $  5,394

Obligations of U.S. states and
  their political subdivisions                                     2,437               41              118           2,360

Foreign government bonds                                           4,590              140               90           4,640

Corporate securities                                              57,503              580            2,431          55,652

Mortgage-backed securities                                         6,566               96              135           6,527

Other                                                                125                -                1             124
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,815         $    893         $  3,011        $ 74,697
                                                             ==============================================================

Equity securities available for sale                            $  2,531         $    829         $     96        $  3,264
                                                             ==============================================================


                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        81                1                3              79

Foreign government bonds                                             214               11                1             224

Corporate securities                                              13,883              280              408          13,755

Mortgage-backed securities                                             1                -                -               1

Other                                                                 53                -                5              48
                                                             --------------------------------------------------------------

Total fixed maturities held to maturity                         $ 14,237         $    292         $    417        $ 14,112
                                                             ==============================================================


                                      B16

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,761         $    580          $     9        $  6,332

Obligations of U.S. states and
  their political subdivisions                                     2,672              204                1           2,875

Foreign government bonds                                           3,486              258               59           3,685

Corporate securities                                              57,043            2,540              546          59,037

Mortgage-backed securities                                         7,935              208               14           8,129

Other                                                                100                -                -             100
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,997         $  3,790         $    629        $ 80,158
                                                             ==============================================================

Equity securities available for sale                            $  2,583         $    472         $    296        $  2,759
                                                             ==============================================================


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        62                2                1              63

Foreign government bonds                                             216                8                1             223

Corporate securities                                              16,514            1,092               48          17,558

Mortgage-backed securities                                             1                -                -               1

Other                                                                 50                6                -              56
                                                             --------------------------------------------------------------
Total fixed maturities held to maturity                         $ 16,848         $  1,108         $     50        $ 17,906
                                                             ==============================================================


                                      B17

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1999, is shown below:


                                                             Available for Sale                          Held to Maturity
                                                     ----------------------------------        ----------------------------------
                                                                           Estimated                                 Estimated
                                                       Amortized             Fair                Amortized             Fair
                                                          Cost               Value                  Cost               Value
                                                     ---------------     --------------        ---------------     --------------
                                                                (In Millions)                             (In Millions)

Due in one year or less                                    $  3,171           $  3,166               $    671           $    671
Due after one year through five years                        18,132             17,911                  4,063              4,078
Due after five years through ten years                       19,249             18,725                  5,449              5,345
Due after ten years                                          29,697             28,368                  4,053              4,017
Mortgage-backed securities                                    6,566              6,527                      1                  1
                                                     ---------------     --------------        ---------------     --------------

     Total                                                 $ 76,815           $ 74,697               $ 14,237           $ 14,112
                                                     ===============     ==============        ===============     ==============


   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

   Proceeds from the repayment of held to maturity fixed maturities during 1999, 1998 and 1997 were $4,957 million, $4,466 million, and $4,042 million, respectively. Gross gains of $73 million, $135 million, and $62 million, and gross losses of $0 million, $2 million, and $1 million were realized on prepayment of held to maturity fixed maturities during 1999, 1998 and 1997, respectively.

   Proceeds from the sale of available for sale fixed maturities during 1999, 1998 and 1997 were $117,547 million, $119,096 million and $120,604 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1999, 1998 and 1997 were $3,328 million, $4,055 million and $2,946 million, respectively. Gross gains of $884 million, $1,765 million and $1,310 million, and gross losses of $1,231 million, $443 million and $639 million were realized on sales and prepayments of available for sale fixed maturities during 1999, 1998 and 1997, respectively.

   Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $266 million, $96 million and $13 million and for equity securities were $205 million, $95 million and $31 million for the years 1999, 1998 and 1997, respectively.

   During the years ended December 31, 1999 and 1998, certain securities classified as held to maturity were either sold or transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold or transferred was $230 million in 1999 and $73 million in 1998. Gross unrealized investment losses of $5 million in 1999 and $.4 million in 1998 were recorded in "Accumulated other comprehensive income" at the time of the transfer. Prior to transfer, impairments related to these securities, if any, were included in "Realized investment gains, net." Realized gains on securities sold were $3 million in 1999.


                                       B18

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


   Mortgage Loans on Real Estate
   The Company's mortgage loans were collateralized by the following property types at December 31:

                                                         Amount          Percentage            Amount          Percentage
                                                      (In Millions)       of Total         (In Millions)        of Total
                                                                   1999                                  1998
                                                     ----------------------------------    ---------------------------------
Office Buildings                                            $  3,960             24.1%           $  4,156             25.3%
Retail stores                                                  2,627             15.9%              2,866             17.4%
Residential properties                                           662              4.0%                716              4.3%
Apartment complexes                                            4,508             27.3%              4,179             25.4%
Industrial buildings                                           2,161             13.1%              1,971             12.0%
Agricultural properties                                        1,959             11.9%              1,936             11.8%
Other                                                            612              3.7%                619              3.8%
                                                     ----------------  ----------------    ---------------   ---------------
  Subtotal                                                    16,489              100%             16,443              100%
                                                                       ================                      ===============
Allowance for losses                                            (221)                                (427)
                                                     ----------------                      ---------------
Net carrying value                                          $ 16,268                             $ 16,016
                                                     ================                      ===============


   The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.4%) and New York (10.1%) at December 31, 1999. Mortgage loans receivable at December 31, 1998 include $87 million from non-consolidated joint ventures.

   Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:


                                                           1999                1998               1997
                                                     -----------------   -----------------  -----------------
                                                                          (In Millions)
Allowance for losses, beginning of year                         $ 427               $ 450              $ 515
Release of allowance for losses                                  (201)                  -                (41)
Charge-offs, net of recoveries                                     (5)                (23)               (24)
                                                     -----------------   -----------------  -----------------
Allowance for losses, end of year                               $ 221               $ 427              $ 450
                                                     =================   =================  =================


   The $201 million reduction of the mortgage loan allowance for losses in 1999 is primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a decrease in impaired loans.

   Impaired mortgage loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                          1999                1998
                                                                    -----------------   -----------------
                                                                                (In Millions)
Impaired mortgage loans with allowance for losses                              $ 411             $   501
Impaired mortgage loans with no allowance for losses                             283                 572
Allowance for losses, end of year                                                (24)                (45)
                                                                    -----------------   -----------------
Net carrying value of impaired mortgage loans                                  $ 670             $ 1,028
                                                                    =================   =================


                                       B19

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Impaired mortgage loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $884 million, $1,329 million and $2,102 million during 1999, 1998 and 1997, respectively. Net investment income recognized on these loans totaled $55 million, $94 million and $140 million for the years ended December 31, 1999, 1998 and 1997, respectively.

   Investment Real Estate
   "Investment real estate" of $770 million and $675 million at December 31, 1999 and 1998, respectively, is directly owned. Of the Company's real estate, $293 million and $675 million consists of commercial and agricultural assets held for disposal at December 31, 1999 and 1998, respectively. Impairment losses amounted to $3 million, $8 million and $40 million for the years ended December 31, 1999, 1998 and 1997, respectively, and are included in "Realized investment gains, net."

   Restricted Assets and Special Deposits
   Assets of $4,463 million and $2,803 million at December 31, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $2,325 million and $3,898 million at December 31, 1999 and 1998, respectively, were held in voluntary trusts. Of these amounts, $1,553 million and $3,131 million at December 31, 1999 and 1998, respectively, related to the multi-state policyholder settlement described in Note 15. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $128 million and $173 million at December 31, 1999 and 1998, respectively, were pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $4,082 million and $2,366 million at December 31, 1999 and 1998, respectively, were included in the Consolidated Statements of Financial Position in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

   Other Long-Term Investments
   The Company's "Other long-term investments" of $4,087 million and $3,474 million as of December 31, 1999 and 1998, respectively, are comprised of $1,212 million and $1,133 million in real estate related interests and $2,875 million and $2,341 million of non-real estate related interests. Net investment income from other long-term investments was $365 million, $311 million and $443 million for 1999, 1998 and 1997, respectively.


                                       B20

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Investment Income and Investment Gains and Losses

   Net investment income arose from the following sources for the years ended December 31:

                                                                1999              1998               1997
                                                            -------------      ------------      -------------
                                                                              (In Millions)

Fixed maturities - available for sale                            $ 5,450           $ 5,366            $ 5,074
Fixed maturities - held to maturity                                1,217             1,406              1,622
Trading account assets                                               622               677                504
Equity securities - available for sale                                63                54                 52
Mortgage loans on real estate                                      1,401             1,525              1,555
Investment real estate                                               101               230                565
Policy loans                                                         448               410                396
Securities purchased under agreements to resell                       25                18                 15
Broker-dealer related receivables                                    976               836                706
Short-term investments                                               642               725                697
Other investment income                                              354               430                535
                                                            -------------      ------------      -------------

Gross investment income                                           11,299            11,677             11,721
Less investment expenses                                          (1,824)           (2,035)            (2,027)
                                                            -------------      ------------      -------------

     Subtotal                                                      9,475             9,642              9,694
Less amount relating to discontinued operations                      (51)             (107)              (212)
                                                            -------------      ------------      -------------

Net investment income                                            $ 9,424           $ 9,535            $ 9,482
                                                            =============      ============      =============



                                       B21

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Realized investment gains, net, for the years ended December 31, were from the following sources:

                                                                     1999                1998                1997
                                                                ---------------     ---------------     ---------------
                                                                                    (In Millions)
Fixed maturities                                                       $  (557)            $ 1,381             $   684
Equity securities - available for sale                                     223                 427                 363
Mortgage loans on real estate                                              209                  22                  68
Investment real estate                                                     106                 642                 700
Joint ventures and limited partnerships                                    656                 454                 289
Derivatives                                                                305                (263)                108
Other                                                                      (27)                  8                  (3)
                                                                ---------------     ---------------     ---------------
     Subtotal                                                              915               2,671               2,209
Less amount related to discontinued operations                               9                 (30)                (41)
                                                                ---------------     ---------------     ---------------
Realized investment gains, net                                         $   924             $ 2,641             $ 2,168
                                                                ===============     ===============     ===============



    The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Other long-term investments," amounting to $114 million, $177 million and $56 million in 1999, 1998 and 1997, respectively.

    Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1999 included in fixed maturities available for sale, mortgage loans on real estate and other long-term investments totaled $15 million, $25 million and $1 million, respectively.

    Net  Unrealized Investment Gains/Losses
    Net unrealized investment gains on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid including in "Other comprehensive income/(loss)" those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income/(loss)" in earlier periods. The amounts for the years ended December 31, are as follows:


                                       B22

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                Impact of unrealized investment gains (losses) on:
                                                                ---------------------------------------------------------
                                                                    Deferred
                                                Unrealized           policy            Future             Deferred
                                             gains(losses) on     acquisition          policy            income tax
                                                investments          costs            benefits       (liability)benefit
                                            ------------------  ---------------  ----------------  ----------------------
                                                                                   (In Millions)

Balance, December 31, 1996                        $ 2,527           $  (193)           $  (573)            $  (625)

Net investment gains (losses) on
investments arising during the
period                                              2,667                 -                  -                (961)

Reclassification adjustment for
gains included in net income                         (986)                -                  -                 355

Impact of net unrealized investment                     -              (154)                 -                  55
gains on deferred policy acquisition
costs

Impact of net unrealized investment                     -                 -               (563)                203
gains on future policy benefits
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1997                          4,208              (347)            (1,136)               (973)

Net investment gains (losses) on
investments arising during the
period                                                804                 -                  -                (282)

Reclassification adjustment for
gains included in net income                       (1,675)                -                  -                 588

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                   -                98                  -                 (36)

Impact of net unrealized investment
gains on future policy benefits                         -                 -                 38                 (15)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1998                          3,337              (249)            (1,098)               (718)

Net investment gains (losses) on
investments arising during the
period                                             (5,089)                -                  -               1,845

Reclassification adjustment for
gains included in net income                          404                 -                  -                (146)

Impact of net unrealized investment
losses on deferred policy acquisition                   -               566                  -                (213)
costs

Impact of net unrealized investment
losses on future policy benefits                        -                 -              1,095                (394)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1999                       $ (1,348)         $    317           $     (3)           $    374
                                            ==================  ===============  ================  ======================



                                                              Accumulated
                                                                other
                                                            comprehensive
                                                            income/(loss)
                                                            related to net
                                                              unrealized
                                                              investment
                                                            gains (losses)
                                                          ------------------

Balance, December 31, 1996                                       $ 1,136

Net investment gains (losses) on
investments arising during the
period                                                             1,706

Reclassification adjustment for
gains included in net income                                        (631)

Impact of net unrealized investment                                  (99)
gains on deferred policy acquisition
costs

Impact of net unrealized investment                                 (360)
gains on future policy benefits
                                                          ------------------

Balance, December 31, 1997                                         1,752

Net investment gains (losses) on
investments arising during the
period                                                               522

Reclassification adjustment for
gains included in net income                                      (1,087)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                                 62

Impact of net unrealized investment
gains on future policy benefits                                       23
                                                          ------------------

Balance, December 31, 1998                                         1,272

Net investment gains (losses) on
investments arising during the
period                                                            (3,244)

Reclassification adjustment for
gains included in net income                                         258

Impact of net unrealized investment
losses on deferred policy acquisition                                353
costs

Impact of net unrealized investment
losses on future policy benefits                                     701
                                                          ------------------

Balance, December 31, 1999                                       $  (660)
                                                          ==================


                                       B23

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


    The table below presents unrealized gains (losses) on investments by asset class:

                                                                As of December 31,
                                                   1999                1998               1997
                                              -------------      ---------------      -------------
                                                                   (In Millions)
Fixed maturities                                  $ (2,118)             $ 3,161            $ 3,774
Equity securities                                      733                  176                434
Other long-term investments                             37                    -                  -
                                              -------------      ---------------      -------------
Unrealized gains (losses) on investments          $ (1,348)             $ 3,337            $ 4,208
                                              =============      ===============      =============


5. DEFERRED POLICY ACQUISITION COSTS

    The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:


                                                            1999       1998        1997
                                                          ---------  ----------  ----------
                                                                     (In Millions)
Balance, beginning of year                                 $ 6,462     $ 6,083     $ 6,095
Capitalization of commissions, sales and issue
  expenses                                                   1,333       1,313       1,409
Amortization                                                (1,155)     (1,139)     (1,176)
Change in unrealized investment gains                          566          98        (154)
Foreign currency translation                                   118         107         (91)
                                                          ---------  ----------  ----------
Balance, end of year                                       $ 7,324     $ 6,462     $ 6,083
                                                          =========  ==========  ==========


6. POLICYHOLDERS' LIABILITIES

    Future policy benefits at December 31, are as follows:

                                                   1999         1998
                                                  --------     --------
                                                      (In Millions)
Life insurance                                    $ 51,667     $ 48,981
Annuities                                           14,138       15,360
Other contract liabilities                           2,264        2,718
                                                  --------     --------
Total future policy benefits                      $ 68,069     $ 67,059
                                                  ========     ========


     The majority of the Company's participating insurance is in its domestic individual life insurance business. Participating insurance represented approximately 90% of domestic individual life insurance inforce and approximately 90% of domestic individual life insurance premiums for 1999, 1998 and 1997. Revenues and expenses of this business come directly from the underlying policies and supporting assets.


                                      B24

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves and certain health benefits. Annuity liabilities include reserves for immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

     The following table highlights the key assumptions generally utilized in calculating these reserves:

          Product                       Mortality                    Interest Rate               Estimation Method
----------------------------    ---------------------------    --------------------------    ---------------------------
Life insurance                  Generally, rates                     2.5% to 11.5%           Net level premium
                                guaranteed in calculating                                    based on non-forfeiture
                                cash surrender values                                        interest rate

Individual annuities            1971 and 1983 Individual             3.5% to 13.4%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Group annuities                 1950 and 1971 Group                  3.8% to 17.3%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Other contract liabilities                                           2.5% to 11.5%           Present value of
                                                                                             expected future payments
                                                                                             based on historical
                                                                                             experience


     Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities, and for certain individual health policies. Liabilities of $1,930 million and $1,844 million is included in "Future policy benefits" with respect to these deficiencies at December 31, 1999 and 1998, respectively.

     Policyholders' account balances at December 31, are as follows:

                                                                                1999              1998
                                                                             ------------      ------------
                                                                                     (In Millions)
Individual annuities                                                            $  4,612          $  4,997
Group annuities                                                                    2,176             2,362
Guaranteed investment contracts and guaranteed interest accounts                  13,429            14,408
Interest-sensitive life contracts                                                  3,607             3,566
Dividend accumulations and other                                                   7,754             7,765
                                                                             ------------      ------------
Policyholders' account balances                                                 $ 31,578          $ 33,098
                                                                             ============      ============


                                      B25

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                         Withdrawal/
                   Product                             Interest Rate                  Surrender Charges
----------------------------------------------   --------------------------   -----------------------------------

Individual annuities                                   3.0% to 11.3%          0% to 8% for up to 8 years

Group annuities                                        2.0% to 13.9%          Contractually limited or subject
                                                                              to market value adjustment

Guaranteed investment contracts and                    3.9% to 15.4%          Generally, subject to market value
Guaranteed interest accounts                                                  withdrawal provisions for any funds
                                                                              withdrawn other than for benefit
                                                                              responsive and contractual payments

Interest-sensitive life contracts                      2.0% to 6.0%           Various up to 10 years

Dividend accumulations and other                       3.0% to 7.0%           Withdrawal or surrender
                                                                              contractually limited or subject
                                                                              to market value adjustment


                                      B26

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

    Unpaid claims and claim adjustment expenses. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's personal lines automobile and homeowner's business, as well as the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                                      1999                               1998
                                                        --------------------------------   -------------------------------
                                                          Accident          Property         Accident         Property
                                                         and Health       and Casualty      and Health      and Casualty
                                                        --------------   ---------------   --------------   --------------
                                                                                   (In Millions)

Balance at January 1                                          $ 1,090           $ 2,716          $ 1,857          $ 2,956
Less reinsurance recoverables, net                                 52               533              810              535
                                                        --------------   ---------------   --------------   --------------
Net balance at January 1                                        1,038             2,183            1,047            2,421
                                                        --------------   ---------------   --------------   --------------
Incurred related to:

   Current year                                                 4,110             1,249            6,132            1,314
   Prior years                                                    (72)              (54)             (15)            (154)
                                                        --------------   ---------------   --------------   --------------
Total incurred                                                  4,038             1,195            6,117            1,160
                                                        --------------   ---------------   --------------   --------------
Paid related to:

   Current year                                                 3,397               700            5,287              717
   Prior years                                                    672               720              839              681
                                                        --------------   ---------------   --------------   --------------
Total paid                                                      4,069             1,420            6,126            1,398
                                                        --------------   ---------------   --------------   --------------
  Disposal of healthcare business (See Note 3)                   (965)                -                -                -
                                                        --------------   ---------------   --------------   --------------
Net balance at December 31                                         42             1,958            1,038            2,183
Plus reinsurance recoverables, net                                378               451               52              533
                                                        --------------   ---------------   --------------   --------------
Balance at December 31                                        $   420           $ 2,409          $ 1,090          $ 2,716
                                                        ==============   ===============   ==============   ==============


                                                                      1997
                                                        --------------------------------
                                                          Accident          Property
                                                         and Health       and Casualty
                                                        --------------   ---------------
                                                                  (In Millions)

Balance at January 1                                          $ 1,932           $ 3,076
Less reinsurance recoverables, net                                 10               553
                                                        --------------   ---------------
Net balance at January 1                                        1,922             2,523
                                                        --------------   ---------------
Incurred related to:

   Current year                                                 8,379             1,484
   Prior years                                                     63               (50)
                                                        --------------   ---------------
Total incurred                                                  8,442             1,434
                                                        --------------   ---------------
Paid related to:

   Current year                                                 6,673               739
   Prior years                                                  1,842               797
                                                        --------------   ---------------
Total paid                                                      8,515             1,536
                                                        --------------   ---------------
  Disposal of healthcare business (See Note 3)                      -                 -
                                                        --------------   ---------------
Net balance at December 31                                      1,849             2,421
Plus reinsurance recoverables, net                                  8               535
                                                        --------------   ---------------
Balance at December 31                                        $ 1,857           $ 2,956
                                                        ==============   ===============


     The Accident and Health reinsurance recoverable balance at December 31, 1999 includes $371 million attributable to the Company's discontinued healthcare business. The Accident and Health balance at December 31, 1998 and 1997 includes amounts attributable to the Company's discontinued healthcare business of $1,026 million and $1,693 million, respectively.

     The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and Health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

     In 1999, 1998 and 1997, the amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

     The amounts incurred for claims and claim adjustment expense for Accident and Health related to prior years are primarily due to factors including changes in claim cost trends and an accelerated decline in the indemnity health business.


                                      B27

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. REINSURANCE

     The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

     The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

     Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                        1999          1998          1997
                                      ---------     ---------     ---------
                                                  (In Millions)
Direct premiums                       $ 10,068       $ 9,637       $ 9,667
     Reinsurance assumed                    66            65            64
     Reinsurance ceded                    (659)         (678)         (716)
                                      ---------     ---------     ---------
Premiums                               $ 9,475       $ 9,024       $ 9,015
                                      =========     =========     =========
Policyholders' benefits ceded          $   483       $   510       $   530
                                      =========     =========     =========


     Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                        1999          1998
                                      ----------    ----------
                                           (In Millions)
Life insurance                          $   576       $   620
Property-casualty                           473           564
Other reinsurance                            90            92
                                      ----------    ----------
                                        $ 1,139       $ 1,276
                                      ==========    ==========


     Two major reinsurance companies account for approximately 58% of the reinsurance recoverable at December 31, 1999. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.


                                      B28

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  SHORT-TERM AND LONG-TERM DEBT

     Debt consists of the following at December 31:

Short-term debt

                                       1999          1998
                                    -----------    ----------
                                           (In Millions)
Commercial paper (b)                  $  7,506      $  7,057
Notes payable                            2,598         2,164
Current portion of long-term debt          754           861
                                    -----------    ----------

Total short-term debt                 $ 10,858      $ 10,082
                                    ===========    ==========

    The weighted average interest rate on outstanding short-term debt was approximately 5.2% and 5.4% at December 31, 1999 and 1998, respectively.

Long-term debt

Description                                      Maturity Dates                     Rate                 1999              1998
-----------                                     -----------------------     -------------------      ------------      ------------
                                                                                                              (In Millions)

     Fixed rate notes                                 2000 - 2023              .50% - 12.28%              $ 1,161           $ 1,480
     Floating rate notes ("FRN")                      2000 - 2003                   (a)                       865               767
     Surplus notes                                    2003 - 2025              6.875% - 8.30%                 987               987
     Commercial paper backed by long-term
          credit agreement (b)                                                                              2,500             1,500
                                                                                                      ------------      ------------
          Total long-term debt                                                                            $ 5,513           $ 4,734
                                                                                                      ============      ============


(a) Floating interest rates are generally based on such rates as LIBOR, Constant Maturity Treasury, or the Federal Funds Rate. Interest on the FRN's ranged from 6.17% to 14.00% for 1999 and 1998, respectively. Included in the floating rate notes are equity indexed instruments. The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1999 and 1998, the rate was 14%. Excluding this note, floating interest rates ranged from 6.17% to 9.54% for 1999 and 4.04% to 7.9% for 1998.

(b) At December 31, 1999 and 1998, the Company classified $2.5 billion and $1.5 billion, respectively, of its commercial paper as long-term debt. This classification is supported by long-term syndicated credit line agreements. The Company has the ability and intent to use these agreements, if necessary, to refinance commercial paper on a long-term basis.


                                      B29

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


    The following table summarizes the Company's use of the proceeds from issuing long-term debt:

                                                  1999              1998
                                             ---------------   ----------------
                                                       (In Millions)

Corporate                                           $ 1,782            $ 1,917
Investment related                                    1,121                751
Securities business related                           2,610              2,066
                                             ---------------   ----------------
          Total long-term debt                      $ 5,513            $ 4,734
                                             ===============   ================


    The net proceeds from the issuance of the Company's long-term debt may be used for general corporate purposes. This includes investing in equity and debt securities of subsidiaries, advancing funds to its subsidiaries for liquidity and operational purposes, and supporting liquidity of the Company's other businesses.

    Investment related long-term debt consists of debt issued to finance specific investment assets or portfolios of investment assets including real estate, institutional spread lending investment portfolios and real estate related investments held in consolidated joint ventures.

    Securities business related long-term debt consists of debt issued to finance primarily the liquidity of the Company's securities business. Loans made by the Company to its securities subsidiaries using the proceeds from the Company's issuance of long-term debt may be made on a long-term, short-term, or subordinated basis, depending on the particular requirements of its securities business.

    Payment of interest and principal on the surplus notes issued after 1993, of which $688 million were outstanding at December 31, 1999 and 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

    In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.


Scheduled principal repayment of long-term debt                 (In Millions)
                 2001                                                   $   738
                 2002                                                     1,942
                 2003                                                       459
                 2004                                                     1,334
                 2005                                                        58
          2006 and thereafter                                               982
                                                              ------------------
                 Total                                                  $ 5,513
                                                              ==================


     At December 31, 1999, the Company had $9,934 million in lines of credit from numerous financial institutions of which $7,947 million were unused. These lines of credit generally have terms ranging from one to five years.

     The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. A portion of commercial


                                       B30

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


     paper borrowings are supported by various lines of credit referred to above. At December 31, 1999 and 1998, the weighted average maturity of commercial paper outstanding was 23 and 21 days, respectively.

     Interest expense for short-term and long-term debt is $863 million, $920 million, and $743 million for the years ended December 31, 1999, 1998 and 1997, respectively. Securities business related interest expense of $254 million, $288 million, and $248 million in 1999, 1998 and 1997, respectively, is included in "Net investment income."

9.  EMPLOYEE BENEFIT PLANS

     Pension and Other Postretirement Plans
     The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

     The Company provides certain life insurance and healthcare benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory.

     Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

     The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

     Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:



                                      B31

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)


                                                                                                                Other
                                                                     Pension Benefits                  Postretirement Benefits
                                                             ----------------------------------    ---------------------------------
                                                                  1999               1998               1999              1998
                                                             ---------------    ---------------    ---------------    --------------
                                                                                          (In Millions)
Change in benefit obligation:

Benefit obligation at the beginning of period                      $ (6,309)          $ (5,557)          $ (2,213)         $ (2,128)
Service cost                                                           (193)              (159)               (39)              (35)
Interest cost                                                          (410)              (397)              (141)             (142)
Plan participants' contributions                                          -                  -                 (6)               (6)
Amendments                                                               (2)               (58)                (2)                -
Actuarial gains (losses)                                                974               (600)               312               (31)
Contractual termination benefits                                        (53)               (30)                 -                 -
Special termination benefits                                            (51)                 -                 (2)                -
Curtailment                                                             206                  -                 43                 -
Benefits paid                                                           408                485                108               128
Foreign currency changes                                                  -                  7                 (1)                1
                                                             ---------------    ---------------    ---------------    --------------
Benefit obligation at end of period                                $ (5,430)          $ (6,309)          $ (1,941)         $ (2,213)
                                                             ===============    ===============    ===============    ==============

Change in plan assets:

Fair value of plan assets at beginning of period                    $ 8,427            $ 8,489            $ 1,422           $ 1,354
Actual return on plan assets                                          1,442                445                213               146
Transfer to third party                                                 (14)                (4)                 -                 -
Contribution from pension plan                                            -                  -                  -                31
Employer contributions                                                   21                 25                 15                13
Plan participants' contributions                                          -                  -                  6                 6
Withdrawal under IRS Section 420                                          -                (36)                 -                 -
Benefits paid                                                          (408)              (485)              (108)             (128)
Foreign currency changes                                                  -                 (7)                 -                 -
                                                             ---------------    ---------------    ---------------    --------------
Fair value of plan assets at end of period                          $ 9,468            $ 8,427            $ 1,548           $ 1,422
                                                             ===============    ===============    ===============    ==============

Funded status:

Funded status at end of period                                      $ 4,038            $ 2,118             $ (393)           $ (791)
Unrecognized transition (asset) liability                              (448)              (554)               462               660
Unrecognized prior service cost                                         225                335                  2                 -
Unrecognized actuarial net (gain)                                    (2,514)              (813)              (746)             (353)
Effects of fourth quarter activity                                       (3)                (9)                 -                 2
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============

Amounts recognized in the Statements of
Financial Position consist of:

Prepaid benefit cost                                                $ 1,601            $ 1,348             $    -            $    -
Accrued benefit liability                                              (316)              (287)              (675)             (482)
Intangible asset                                                          6                  7                  -                 -
Accumulated other comprehensive income                                    7                  9                  -                 -
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============


                                      B32

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $401 million, $309 million and $0, respectively, as of September 30, 1999 and $384 million, $284 million and $0, respectively, as of September 30, 1998.

     The effects of fourth quarter activity are summarized as follows:

                                                                                              Other
                                                   Pension Benefits                  Postretirement Benefits
                                           ---------------------------------     ---------------------------------
                                               1999               1998               1999               1998
                                           --------------     --------------     --------------     --------------
                                                                         (In Millions)
Contractual termination benefits                    $ (9)             $ (14)               $ -                $ -
Employer contributions                                 6                  5                  -                  2
                                           --------------     --------------     --------------     --------------
Effects of 4th quarter activity                     $ (3)              $ (9)               $ -                $ 2
                                           ==============     ==============     ==============     ==============


     Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,534 million and $5,926 million are included in Separate Account assets and liabilities at September 30, 1999 and 1998, respectively.

     Other postretirement plan assets consist of group and individual life insurance policies, group life and health contracts, common stocks, corporate debt securities, U.S. government securities and short-term investments. During 1999 the assets of group life and health contracts were transferred into common stocks, debt securities and short-term investments. Plan assets include $434 million and $1,018 million of Company insurance policies and contracts at September 30, 1999 and 1998, respectively.

     The Prudential Plan was amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits that follow.


                                      B33

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                              Pension Benefits                  Other Postretirement Benefits
                                                 ----------------------------------------------------------------------------------
                                                    1999          1998          1997          1999          1998          1997
                                                 -----------   -----------   -----------   ------------  ------------  ------------
                                                                                   (In Millions)
Components of net periodic benefits
costs:

Service cost                                          $ 193         $ 159         $ 127           $ 39          $ 35          $ 38
Interest cost                                           410           397           376            141           142           149
Expected return on plan assets                         (724)         (674)         (617)          (121)         (119)          (87)
Amortization of transition amount                      (106)         (106)         (106)            47            47            50
Amortization of prior service cost                       45            45            42              -             -             -
Amortization of actuarial net (gain) loss                 4             1             -            (10)          (13)          (13)
Special termination benefits                             51             -             -              2             -             -
Curtailment (gain) loss                                (122)            5             -            108             -             -
Contractual termination benefits                         48            14            30              -             -             -
                                                 -----------   -----------   -----------   ------------  ------------  ------------
     Subtotal                                          (201)         (159)         (148)           206            92           137
Less amounts related to discontinued operations          84            25             -           (130)          (34)          (38)
                                                 -----------   -----------   -----------   ------------  ------------  ------------
Net periodic (benefit) cost                          $ (117)       $ (134)       $ (148)          $ 76          $ 58          $ 99
                                                 ===========   ===========   ===========   ============  ============  ============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amounts were included in loss on disposal of healthcare operations. See Note 3 for discussion of the disposal of the Company's healthcare business. Discontinued operations for pension benefits in 1999 includes $122 million of curtailment gains and $51 million of special termination benefit costs. Discontinued operations for postretirement benefits in 1999 includes $108 million of curtailment losses and $2 million of special termination benefit costs.

     The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:


                                                    Pension Benefits                       Other Postretirement Benefits
                                          -------------------------------------  --------------------------------------------------
                                            1999          1998         1997           1999             1998               1997
                                          ----------   -----------  -----------  ---------------   --------------     -------------

Weighted-average assumptions:

Discount rate (beginning of period)         6.50%        7.25%        7.75%          6.50%             7.25%              7.75%
Discount rate (end of period)               7.75%        6.50%        7.25%          7.75%             6.50%              7.25%
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (beginning of period)
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (end of period)
Expected return on plan assets              9.50%        9.50%        9.50%          9.00%             9.00%              9.00%
Health care cost trend rates                  -            -            -         7.50 - 9.80%     7.80 - 11.00%      8.20 - 11.80%
Ultimate health care cost trend rate          -            -            -            5.00%             5.00%              5.00%
   after gradual decrease until 2006


                                      B34

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                              Other
                                                      Postretirement Benefits
                                                   ----------------------------
                                                              1999
                                                          ------------
                                                          (In Millions)
One percentage point increase

Increase in total service and interest costs                    $ 25
Increase in postretirement benefit obligation                    200

One percentage point decrease

Decrease in total service and interest costs                    $ 20
Decrease in postretirement benefit obligation                    167


     Postemployment Benefits
     The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1999 and 1998 was $157 million and $135 million, respectively, and is included in "Other liabilities."

     Other Employee Benefits
     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                            401(k) Company Match
                                                             ---------------------------------------------------
                                                                 1999               1998              1997
                                                             --------------    ---------------    --------------
                                                                               (In Millions)
Company match                                                         $ 60               $ 54              $ 63
Less amounts related to discontinued operations                         (8)               (14)              (16)
                                                             --------------    ---------------    --------------
401(k) Company match included in
     general and administrative expenses                              $ 52               $ 40              $ 47
                                                             ==============    ===============    ==============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amount was included in loss on disposal of healthcare operations.



                                      B35

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                             1999                1998               1997
                                                         --------------      --------------     --------------
                                                                             (In Millions)
Current tax expense (benefit):
            U.S.                                                 $ 614               $ 883              $ (14)
            State and local                                         84                  54                 51
            Foreign                                                 (8)                148                 64
                                                         --------------      --------------     --------------
            Total                                                  690               1,085                101

Deferred tax expense (benefit):
            U.S.                                                   206                 (93)               269
            State and local                                         44                  (6)                 4
            Foreign                                                102                 (16)                33
                                                         --------------      --------------     --------------
            Total                                                  352                (115)               306

Total income tax expense                                       $ 1,042               $ 970              $ 407
                                                         ==============      ==============     ==============


      Income from continuing operations before income taxes and extraordinary item, for the years ended December 31, was as follows:

                                                           1999                 1998                  1997
                                                       --------------       --------------       ---------------
                                                                            (In Millions)

Domestic                                                     $ 1,989              $ 2,384               $ 1,039
International                                                    316                  224                   331
                                                       --------------       --------------       ---------------
Total income from continuing operations
     before income taxes and extraordinary item              $ 2,305              $ 2,608               $ 1,370
                                                       ==============       ==============       ===============


      The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                                            1999                 1998                 1997
                                                        --------------       --------------       --------------
                                                                             (In Millions)

Expected federal income tax expense                             $ 807                $ 913                $ 480
Equity tax (benefit)                                              190                   75                  (65)
State and local income taxes                                       83                   31                   37
Tax-exempt interest and dividend received                         (63)                 (46)                 (67)
     deduction
Other                                                              25                   (3)                  22
                                                        --------------       --------------       --------------

Total income tax expense                                      $ 1,042                $ 970                $ 407
                                                        ==============       ==============       ==============


                                      B36

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES (continued)

     Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                     1999             1998
                                                                 -------------     ------------
                                                                          (In Millions)
Deferred tax assets
       Insurance reserves                                             $ 1,582          $ 1,807
       Net unrealized investment (gains)/losses                           474           (1,225)
       Policyholder dividends                                             277              265
       Net operating loss carryforwards                                   280              276
       Litigation related reserves                                         61               87
       Employee benefits                                                   32               63
       Other                                                                -              135
                                                                 -------------     ------------

       Deferred tax assets before valuation allowance                   2,706            1,408
       Valuation allowance                                                (24)             (13)
                                                                 -------------     ------------
       Deferred tax assets after valuation allowance                    2,682            1,395
                                                                 -------------     ------------

Deferred tax liabilities
       Deferred policy acquisition cost                                 1,942            1,697
       Investments                                                        284              151
       Depreciation                                                        59               64
                                                                 -------------     ------------
       Deferred tax liabilities                                         2,285            1,912
                                                                 -------------     ------------

Net defered tax asset/(liability)                                       $ 397           $ (517)
                                                                 =============     ============


    Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1999 and 1998, respectively, the Company had federal life net operating loss carryforwards of $660 million and $540 million, which expire in 2012. At December 31, 1999 and 1998, respectively, the Company had state operating loss carryforwards for tax purposes approximating $570 million and $1,278 million, which expire between 2000 and 2019.

    Deferred taxes are not provided on the undistributed earnings of foreign subsidiaries (considered to be permanent investments), which at December 31, 1999 were $521 million. Determining the tax liability that would arise if these earnings were remitted is not practical.


    The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has begun their examination of the years 1993 through 1995.



                                      B37

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. STATUTORY NET INCOME AND SURPLUS

    Reconciliation of Statutory Net Income and Surplus

    Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net income and surplus as of and for the years ended December 31, 1999, 1998, and 1997, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                         1999                1998               1997
                                                                    ----------------    ---------------    ----------------
                                                                                        (In Millions)

Statutory net income                                                          $ 333            $ 1,247             $ 1,471

Adjustments to reconcile to net income on a GAAP basis:
      Insurance revenues and expenses                                           136               (117)                 12
      Income taxes                                                              436                128                 601
      Valuation of investments                                                  (27)              (143)                (62)
      Realized investment gains                                                  73              1,162                 702
      Litigation and other reserves                                            (102)            (1,150)             (1,975)
      Discontinued operations and other, net                                    (36)               (21)               (139)
                                                                    ----------------    ---------------    ----------------

GAAP net income                                                               $ 813            $ 1,106               $ 610
                                                                    ================    ===============    ================


                                                                          1999                 1998
                                                                     ----------------     ---------------
                                                                                 (In Millions)

Statutory surplus                                                            $ 9,249             $ 8,536

Adjustments to reconcile to equity on a GAAP basis:
      Deferred policy acquisition costs                                        7,295               6,462
      Valuation of investments                                                 2,909               8,358
      Future policy benefits and policyholder account balances                (1,544)             (2,621)
      Non-admitted assets                                                      2,069               2,119
      Income taxes                                                               522                (576)
      Surplus notes                                                             (987)               (987)
      Discontinued operations and other, net                                    (222)               (896)
                                                                     ----------------     ---------------

GAAP equity                                                                 $ 19,291            $ 20,395
                                                                     ================     ===============


    The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.


                                      B38

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. OPERATING LEASES (continued)


    The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1999, future minimum lease payments under non-cancelable operating leases are, as follows:

                                                    (In Millions)
       2000                                                  $ 294
       2001                                                    265
       2002                                                    217
       2003                                                    178
       2004                                                    147
       Remaining years after 2004                              776
                                                   ----------------
       Total                                               $ 1,877
                                                   ================



    Rental expense incurred for the years ended December 31, 1999, 1998 and 1997 was $278 million, $320 million and $352 million, respectively, excluding expenses relating to the Company's healthcare business.


13. FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying values approximate estimated fair values).

    Fixed maturities and Equity securities
    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

    Mortgage loans on real estate
    The estimated fair value of mortgage loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality mortgage.

    Policy loans
    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.


                                      B39

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


    Derivative financial instruments
    Refer to Note 14 for the disclosure of fair values on these instruments.

    Investment contracts
    For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

    Debt
    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.


                                      B40

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

     The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                                            1999                                  1998
                                                                Carrying          Estimated           Carrying          Estimated
                                                                 Amount           Fair Value           Amount          Fair Value

                                                             ---------------    ---------------    ---------------    --------------
                                                                                                 (In Millions)
FINANCIAL ASSETS:

Other than trading:
Fixed maturities:
     Available for sale                                            $ 74,697           $ 74,697           $ 80,158          $ 80,158
     Held to maturity                                                14,237             14,112             16,848            17,906
Equity securities                                                     3,264              3,264              2,759             2,759
Mortgage loans on real estate                                        16,268             15,826             16,016            16,785
Policy loans                                                          7,590              7,462              7,476             8,123
Securities purchased under agreements to resell                           -                  -              1,737             1,737
Short-term investments                                               12,303             12,303              9,781             9,781
Mortgage securitization inventory                                       803                803                480               480
Cash                                                                  1,330              1,330              1,943             1,943
Restricted cash and securities                                        4,082              4,082              2,366             2,366
Separate Account assets                                              82,131             82,131             80,931            80,931

Trading:
Trading account assets                                             $  9,741           $  9,741           $  8,888          $  8,888
Broker-dealer related receivables                                    11,346             11,346             10,142            10,142
Securities purchased under agreements to resell                      13,944             13,944              8,515             8,515
Cash collateral for borrowed securities                               7,124              7,124              5,622             5,622

FINANCIAL LIABILITIES:

Other than trading:
Investment contracts                                               $ 25,164           $ 25,352           $ 26,246          $ 27,051
Securities sold under agreements to repurchase                        4,260              4,260              7,085             7,085
Cash collateral for loaned securities                                 2,582              2,582              2,450             2,450
Short-term and long-term debt                                        16,371             16,563             14,816            15,084
Securities sold but not yet purchased                                     -                  -              2,215             2,215
Separate Account liabilities                                         82,131             82,131             80,931            80,931

Trading:
Broker-dealer related payables                                     $  5,839           $  5,839           $  6,530          $  6,530
Securities sold under agreements to repurchase                       20,338             20,338             14,401            14,401
Cash collateral for loaned securities                                 8,193              8,189              4,682             4,682
Securities sold but not yet purchased                                 6,968              6,968              3,556             3,556



                                      B41

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    Interest Rate Swaps
    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

    Futures and Options
    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

    In exchange-traded futures transactions, the Company purchases or sells contracts, the value of which are determined by the value of designated classes of Treasury securities, and posts variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.



                                      B42

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

    Currency Derivatives
    The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. dollar.

    Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of a specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

    If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment gains, net."

    Forwards
    The Company uses forwards to manage market risks relating to interest rates and commodities. Additionally, in connection with the Company's investment banking activities, the Company trades in mortgage backed securities forward contracts. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

    If the forwards are effective as hedges, gains or losses are recorded in "Accumulated other comprehensive income." If forwards do not meet hedge accounting criteria, gains or losses from those forwards are recognized in current period earnings.

    The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1999 and 1998. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.


                                      B43

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1999
                                  (In Millions)


                                                           Trading                                   Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                      Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                  $ 7,116                   $ 151                $     -                     $ -
              Liability                                6,490                     137                      -                       -

        Currency
              Asset                                       24                      45                    343                      30
              Liability                                   77                      51                    369                      33

        Equity and commodity
              Asset                                        8                       9                      -                       -
              Liability                                    8                       5                      -                       -

Forward contracts

        Interest rate
              Asset                                   14,837                     105                      -                       -
              Liability                               12,459                      84                      -                       -

        Currency
              Asset                                   11,181                     275                     54                       2
              Liability                               10,377                     247                    841                      16

        Equity and commodity
              Asset                                    1,664                      68                      -                       -
              Liability                                1,592                      60                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,374                       2                      -                       -
              Liability                                3,017                       3                      -                       -

        Equity and commodity
              Asset                                    2,283                      44                      -                       -
              Liability                                  837                      57                      -                       -

Option contracts

        Interest rate
              Asset                                    3,725                      22                      -                       -
              Liability                                2,185                      11                      -                       -

        Currency
              Asset                                      613                       5                      -                       -
              Liability                                4,439                       5                      -                       -

        Equity and commodity
              Asset                                      340                       6                      -                       -
              Liability                                  366                       3                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 44,165                   $ 732                $   397                    $ 32
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 41,847                   $ 663                $ 1,210                    $ 49
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                    Total
                                           ------------------------------------------     ------------------------------------------
                                                       Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                   $ 2,185                  $ 146                $ 9,301                   $ 297
              Liability                                 1,261                     32                  7,751                     169

        Currency
              Asset                                         -                      -                    367                      75
              Liability                                     -                      -                    446                      84

        Equity and commodity
              Asset                                        47                     13                     55                      22
              Liability                                     -                      -                      8                       5

Forward contracts

        Interest rate
              Asset                                         -                      -                 14,837                     105
              Liability                                     -                      -                 12,459                      84

        Currency
              Asset                                     1,182                     16                 12,417                     293
              Liability                                 1,347                     21                 12,565                     284

        Equity and commodity
              Asset                                         -                      -                  1,664                      68
              Liability                                     -                      -                  1,592                      60

Futures contracts

        Interest rate
              Asset                                       800                     14                  3,174                      16
              Liability                                 3,696                     44                  6,713                      47

        Equity and commodity
              Asset                                        71                      4                  2,354                      48
              Liability                                    12                     11                    849                      68

Option contracts

        Interest rate
              Asset                                         -                      -                  3,725                      22
              Liability                                    13                      -                  2,198                      11

        Currency
              Asset                                        10                      -                    623                       5
              Liability                                    10                      -                  4,449                       5

        Equity and commodity
              Asset                                         -                      -                    340                       6
              Liability                                     -                      -                    366                       3
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                  $ 4,295                  $ 193               $ 48,857                   $ 957
                                           ===================     ==================     ==================     ===================
              Liabilities                             $ 6,339                  $ 108               $ 49,396                   $ 820
                                           ===================     ==================     ==================     ===================



                                      B44

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1998
                                  (In Millions)


                                                           Trading                                    Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                       Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                 $  4,145                $    204               $      -                $      -
              Liability                                4,571                     192                      -                       -

        Currency
              Asset                                      372                      91                    229                      16
              Liability                                  263                      84                    464                      46

        Equity and commodity
              Asset                                       47                      14                      -                       -
              Liability                                    -                       -                      -                       -

Forward contracts

        Interest rate
              Asset                                   31,568                      72                      -                       -
              Liability                               24,204                      56                      -                       -

        Currency
              Asset                                   12,879                     198                     60                       1
              Liability                               13,594                     221                    573                      11

        Equity and commodity
              Asset                                    1,204                      12                      -                       -
              Liability                                1,355                       3                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,429                      10                      -                       -
              Liability                                3,147                       3                      -                       -

        Equity and commodity
              Asset                                      843                      51                      -                       -
              Liability                                1,224                      44                      -                       -

Option contracts

        Interest rate
              Asset                                    2,500                      10                      -                       -
              Liability                                1,451                       8                      -                       -

        Currency
              Asset                                    4,882                     101                      -                       -
              Liability                                4,151                     112                      -                       -

        Equity and commodity
              Asset                                      928                       2                      -                       -
              Liability                                  901                       4                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 61,797                $    765               $    289                $     17
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 54,861                $    727               $  1,037                $     57
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                  Total
                                           ------------------------------------------     ------------------------------------------
                                                      Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                 $   1,949               $     73               $  6,094                $    277
              Liability                                 2,501                    301                  7,072                     493

        Currency
              Asset                                         -                      -                    601                     107
              Liability                                     -                      -                    727                     130

        Equity and commodity
              Asset                                        22                      7                     69                      21
              Liability                                     -                      -                      -                       -

Forward contracts

        Interest rate
              Asset                                         -                      -                 31,568                      72
              Liability                                     -                      -                 24,204                      56

        Currency
              Asset                                       942                     13                 13,881                     212
              Liability                                 1,466                     26                 15,633                     258

        Equity and commodity
              Asset                                         2                      -                  1,206                      12
              Liability                                     -                      -                  1,355                       3

Futures contracts

        Interest rate
              Asset                                     1,762                     22                  4,191                      32
              Liability                                   478                      4                  3,625                       7

        Equity and commodity
              Asset                                        24                      1                    867                      52
              Liability                                    53                      1                  1,277                      45

Option contracts

        Interest rate
              Asset                                       130                      2                  2,630                      12
              Liability                                    98                      -                  1,549                       8

        Currency
              Asset                                         -                      -                  4,882                     101
              Liability                                     -                      -                  4,151                     112

        Equity and commodity
              Asset                                         -                      -                    928                       2
              Liability                                     -                      -                    901                       4
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                 $  4,831               $    118               $ 66,917                $    900
                                           ===================     ==================     ==================     ===================
              Liabilities                            $  4,596               $    332               $ 60,494                $  1,116
                                           ===================     ==================     ==================     ===================




                                      B45

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    The following table discloses net trading revenues by derivative instrument types as of December 31:

                                    1999         1998         1997
                                   --------     --------     --------
                                             (In Millions)

     Forwards                         $ 53         $ 67         $ 59
     Futures                            80           (5)          37
     Swaps                              16          (13)         (13)
     Options                           (14)           -            -
                                   --------     --------     --------
     Net trading revenues            $ 135         $ 49         $ 83
                                   ========     ========     ========


    Average fair values for trading derivatives in an asset position during the years ended December 31, 1999 and 1998 were $789 million and $922 million, respectively, and for derivatives in a liability position were $766 million and $905 million, respectively. The average fair values do not reflect the netting of amounts pursuant to the right of offset or qualifying master netting agreements. Of those derivatives held for trading purposes at December 31, 1999, 61% of the notional amount consisted of interest rate derivatives, 33% consisted of foreign currency derivatives and 6% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1999, 65% of notional consisted of interest rate derivatives, 34% consisted of foreign currency derivatives, and 1% consisted of equity and commodity derivatives.

    Credit Risk
    The credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1999 and 1998, approximately 81% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

    Off-Balance Sheet Credit-Related Instruments
    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities and unused credit card and home equity lines.

    In connection with the Company's consumer banking business, loan commitment for credit cards and home equity lines of credit and other lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card, home equity and other commitments were $2.7 billion, of which $2.0 billion remains available at December 31, 1999.

    Also, in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and an unsecured basis. Aggregate financing commitments on a secured basis, for periods of less than one year, approximate $4.9 billion, of which $2.73 billion remains available at December 31, 1999. Unsecured commitments approximate $528 million, of which $334 million remains available at December 3l, 1999.


                                      B46

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    Other commitments primarily include commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.9 billion, of which $1.9 billion remain available at December 31, 1999. Additionally, mortgage loans sold with recourse were $0.1 billion at December 31, 1999.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 1999 these were immaterial.

15. CONTINGENCIES AND LITIGATION

    Stop-Loss Reinsurance and Stop-Loss Indemnification Agreements
    On February 24, 2000, the Company entered into an agreement to sell 100% of the capital stock of its subsidiary, Gibraltar Casualty Company ("Gibraltar") to Everest Reinsurance Holdings, Inc. (now known as Everest Re Group, Ltd.) ("Everest"). The transaction is expected to be completed in the second quarter of 2000, subject to approval by state regulators and other customary closing conditions. Proceeds from the sale will consist of approximately $52 million in cash, which approximated the book value of Gibraltar at December 31, 1999. In connection with the sale, the Company will provide a stop-loss indemnification agreement covering 80% of the first $200 million of any adverse loss development in excess of Gibraltar's carried reserves as of the closing date of the transaction, resulting in a maximum potential exposure to the Company of $160 million. In connection with the Company's 1995 sale of what is now Everest, Gibraltar had entered into a stop-loss reinsurance agreement with Everest whereby Gibraltar reinsured up to $375 million of the first $400 million of aggregate adverse loss development, on an incurred basis, with respect to reserves recorded by Everest as of June 30, 1995. Upon the expected completion of the aforementioned sale of Gibraltar, the Company will no longer be subject to exposure under the 1995 stop-loss agreement. Management believes that based on currently available information and established reserves, the ultimate settlement of claims under either the 1995 stop-loss agreement or the stop-loss indemnification agreement should not have a material adverse effect on the Company's financial position.

    Environmental and Asbestos-Related Claims
    Certain of the Company's subsidiaries are subject to claims under expired contracts that assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for these claims cannot be reasonably estimated using traditional reserving techniques. The predominant source of such exposure for the Company is Gibraltar, which, as discussed above, is expected to be sold in the second quarter of 2000. The liabilities recorded for environmental and asbestos-related claims, net of reinsurance recoverables, of $342 million ($321 million for Gibraltar) and $239 million ($217 million for Gibraltar) at December 31, 1999 and 1998, respectively, reflect the Company's best estimate of ultimate claims and claim adjustment expenses based upon known facts and current law. However, as a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Given the expansion of coverage and liability by the courts and legislatures in the past, and the potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established. Because of these uncertainties, these additional amounts, or a range of these additional amounts, cannot be reasonably estimated, and could result in a liability exceeding recorded liabilities by an amount that could be material to the Company's results of operations in a future quarterly or annual period. The Company's residual exposure pertaining to Gibraltar upon completion of the expected sale, pursuant to a



                                      B47

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    stop-loss indemnification agreement, is discussed above. Management believes that these claims should not have a material adverse effect on the Company's financial position.

    Managed Care Reimbursement
    The Company has reviewed its obligations retained in the sale of the healthcare operations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    Litigation
    The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class actions. Pending legal and regulatory actions include proceedings specific to the Company's practices and proceedings generally applicable to business practices in the industries in which the Company operates. In certain of these matters, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

    In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls and a series of fines, and is in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, the Company remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements. In November 1999, upon the joint application of the Company and class counsel, the Court ordered an investigation into certain allegations of improprieties in the administration and implementation of the remediation program at the Company's Plymouth, Minnesota facility. Class counsel is expected to submit a summary of its findings pursuant to the investigation to the Court in mid-April 2000.

    In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately, and other fees and expenses associated with the resolution of sales practices issues.


                                      B48

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and the related liability balances as of the dates indicated:


                                                          Year Ended December 31,
                                                ---------------------------------------------
                                                  1999        1998        1997        1996
                                                ---------------------------------------------
                                                                 (In Millions)
Liability balance at beginning of period         $ 3,058     $ 2,553       $ 963         $ -
Charges to expense:
      Remedy costs                                   (99)        510       1,640         410
      Additional sales practices costs               199         640         390         715
                                                ---------   ---------   ---------   ---------
      Total charges to expense                       100       1,150       2,030       1,125

Amounts paid or credited:
      Remedy costs                                 1,708         147           -           -
      Additional sales practices costs               559         498         440         162
                                                ---------   ---------   ---------   ---------
      Total amounts paid or credited               2,267         645         440         162

Liability balance at end of period                 $ 891     $ 3,058     $ 2,553       $ 963
                                                =========   =========   =========   =========


    In 1996, the Company recorded in its Consolidated Statements of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

    In 1997, management increased the estimated liability for the costs of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million to recognize the increase in estimated total additional sales practices costs.

    In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (i) estimates derived from an analysis of claims actually remedied (including interest); (ii) a sample of claims still to be remedied;
    (iii) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (iv) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

    In 1999, as a result of a decrease in the estimated cost of remedying policyholder claims, the Company recorded a credit of $99 million before taxes to reduce its liability relative to remedy costs. The revised estimate was based on additional information derived from claims actually remedied and an evaluation of remaining obligations taking into consideration experience in 1999. The Company also recorded a charge of $199 million before taxes to recognize an increase in estimated total additional sales practices costs based on additional information obtained in 1999.



                                      B49

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The Company's litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable outcome of pending litigation and regulatory matters depending, in part, upon the results of operation or cash flow for such period. Management believes, however, that the ultimate resolution of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

                                     ******






                                       B50

                        Report of Independent Accountants
                        ---------------------------------


To the Board of Directors and Policyholders of The Prudential Insurance Company of America


In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP


New York, New York
March 21, 2000



                                      B51

                           PART C - OTHER INFORMATION

ITEM 28. FINANCIAL STATEMENTS AND EXHIBITS

(a)   FINANCIAL STATEMENTS


    (1) Financial Statements of The Prudential Variable Contract Account-2 (Registrant) consisting of the Statement of Net Assets, as of December 31, 1999; the Statement of Operations for the period ended December 31, 1999; the Statements of Changes in Net Assets for the periods ended December 31, 1999 and 1998; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement)



    (2) Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statements of Financial Position as of December 31, 1999 and 1998; the Statements of Operations and Changes in Surplus and Asset Valuation Reserve and the Statements of Cash
        Flows for the years ended December 31, 1999 and 1998 and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement)


    (b)  EXHIBITS



 (1)  Resolution of the Board of Directors     Incorporated by Reference to Exhibit (1)
      of The Prudential Insurance              to Post-Effective Amendment No. 54 to this
      Company of America establishing          Registration Statement filed April 30, 1999
      The Prudential Variable Contract
      Account-2

 (2)  Rules and Regulations of The             Filed Herewith
      Prudential Variable Contract
      Account-2

 (3)  Form of Custodian Agreement              Incorporated by Reference to Exhibit (3)
      with Investors Fiduciary Trust           to Post-Effective Amendment No. 52 to this
      Company                                  Registration Statement filed via EDGAR on April 29,
                                               1998

 (4) (i) Agreement for Investment              Incorporated by Reference to Exhibit (4)
     Management Services between               to Post-Effective Amendment No. 54 to this
     Prudential and The Prudential             Registration Statement filed April 30, 1999
     Variable Contract Account-2

     (ii) Amendment No. 1 to Agreement         Incorporated by Reference to Exhibit (4)
     for Investment Management Services        to Post-Effective Amendment No. 54 to this
     between Prudential and The                Registration Statement filed April 30, 1999
     Prudential Variable Contract
     Account-2

     (iii) Amendment No. 2 to Agreement        Incorporated by Reference to Exhibit (4)
     for Investment Management Services        to Post-Effective Amendment No. 54 to this
     between Prudential and The                Registration Statement filed April 30, 1999
     Prudential Variable Contract
     Account-2

     (iv) Service Agreement between            Incorporated by Reference to Exhibit (v)(2) to
      Prudential and The Prudential            Post-Effective Amendment No. 33 to The Prudential
      Investment Corporation                   Series Fund, Inc. filed 4/28/97

 (5) Agreement for the Sale of VCA-2           Incorporated by Reference to
     Contracts between Prudential, The         Exhibit 5(v) to Post-Effective

     Prudential Variable Contract              Amendment No. 50 to this
     Account-2 and Prudential Investment       Registration Statement
     Management Services LLC

 (6) (i) Specimen copy of group variable       Incorporated by reference to
     annuity contract Form GVA-120, with       Exhibit (4) to Post-Effective
     State modifications                       Amendment No. 32 to this
                                               Registration Statement

     (ii) Specimen copy of Group Annuity       Incorporated by reference to
     Amendment Form GAA-7764 for               Exhibit (6)(ii) to Post-Effective
     tax-deferred annuities                    Amendment No 42 to this
                                               Registration Statement

     (iii) Specimen copy of Group              Incorporated by reference to
     Annuity Amendment Form GAA-7852           Exhibit (6)(iii) to Post-Effective
     for tax-deferred annuities                Amendment No. 45 to this
                                               Registration Statement

 (7) Application form                          Incorporated by reference to
                                               Exhibit (4) of Post-Effective
                                               Amendment No. 32 to this
                                               Registration Statement

 (8) (i) Copy of the Charter of Prudential     Incorporated by reference to
     as amended to and including               Post Effective Amendment No.9 to
     November 14, 1995                         Form S-1, Registration No. 33-20083
                                               filed 4/9/97 on behalf of The Prudential
                                               Variable Contract Real Property Account

     (ii) Copy of the By-Laws of Prudential    Incorporated by reference to Form S-6, Registration
     as amended to and including May 12, 1998  No. 333-64957 filed on September 30, 1998 via
                                               EDGAR on behalf of The Prudential Variable
                                               Appreciable Account

 (11) (i) Pledge Agreement between Goldman,    Filed herewith
      Sachs & Co., The Prudential Insurance
      Company of America and Investors
      Fiduciary Trust Company

      (ii) Investment Accounting Agreement     Filed herewith
      between The Prudential Insurance Company
      of America and Investors Fiduciary
      Trust Company.

      (iii) First Amendment to Investment      Filed herewith
      Accounting Agreement between The
      Prudential Insurance Company of
      America and Investors Fiduciary
      Trust Company

      (iv) Second Amendment to Investment      Filed herewith
      Accounting Agreement between The
      Prudential Insurance Company of
      America and Investors Fiduciary
      Trust Company


 (13) (i) Consent of independent accountants   Filed herewith

      (ii)Powers of Attorney
      (a) Members of the Registrant's          Incorporated by reference to Exhibit (13) (ii)(a)
        Committee, Messrs. Fenster,            to Post-Effective Amendment No. 52 to this
        McDonald and Weber                     Registration Statement filed via EDGAR on April 28, 1998

      (b) Directors and Officers of            Incorporated by reference to Post-Effective
          Prudential                           Amendment No. 10 to Form S-1, Registration No. 33-20083,
                                               filed on April 9, 1998 on behalf of The Prudential
                                               Variable Contract Real Property Account

      (b)(i)  Anthony S. Piszel                Incorporated by reference to Post-Effective Amendment No.
                                               4 for Form N-4, Registration No. 333-23271, filed February
                                               23, 1999, on behalf of The Prudential Discovery Select
                                               Group Variable Contract Account

      (b)(ii) John R. Strangfeld               Incorporated by reference to Post-Effective Amendment No. 37 to form
                                               N-1A, the Prudential Series Fund, Reg. No. 2-80896, filed
                                               April __, 2000

 (17) Codes of Ethics                          Filed herewith
 (18) Financial Data Schedule                  Filed herewith


ITEM 29. DIRECTORS AND OFFICERS OF PRUDENTIAL

Information about Prudential's Directors and Executive Officers appears under the heading "Directors and Officers of Prudential" in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


Registrant is a separate account of The Prudential Insurance Company of America, a mutual life insurance company organized under the laws of the State of New Jersey. The subsidiaries of Prudential are listed under Item 24 to Post-Effective Amendment No. 37 to the Form N-1A Registration Statement for The Prudential Series Fund, Inc., Registration No. 2-80896, filed on or about April __, 2000, the text of which is hereby incorporated.


In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940, and with The Prudential Variable Contract Account-24, a separate account of Prudential registered as a unit investment trust.

Prudential is a mutual insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 31. NUMBER OF CONTRACTOWNERS


As of February 29, 2000, the number of contractowners of qualified and non-qualified contracts offered by Registrant was 384.


ITEM 32. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (6)(b) of Form S-6, Registration No. 333-64957, filed September 30, 1998, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 33. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Prudential does have other business of a substantial nature besides activities relating to the assets of the Registrant. Prudential is involved in insurance, securities, pension services, real estate and banking.

The Prudential Investment Corporation (PIC) is an investment unit of Prudential and is actively engaged in the business of giving investment advice. The officers and directors of Prudential and PIC who are engaged directly or indirectly in activities relating to the Registrant have no other business, profession, vocation, or employment of a substantial nature, and have not had such other connections during the past two years.

The business and other connections, including principal business address, of Prudential's Directors are listed under "Directors and Officers of Prudential" in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 34. PRINCIPAL UNDERWRITER


(a) Prudential Investment Management Services LLC (PIMS)



     PIMS is distributor for the following open-end management companies: Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential 20/20 Focus Fund, Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc., Strategic Partners Series, Target Funds and The Target Portfolio Trust.



     PIMS is also distributor of the following unit investment trusts: Separate
Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


(b) Information regarding the Officers and Directors of PIMS is set forth below.



                   Name and Principal                 Position and Offices                     Positions and Offices
                   Business Address                   with Underwriter                         with Registrant
                   ----------------                   ----------------                         ---------------

                   Robert F. Gunia***                President                                None

                   Jean D. Hamilton*                 Executive Vice President                 None

                   John R. Strangfeld, Jr.***        Executive Vice President                 None

                   William V. Healey***              Senior Vice President, Secretary and     None
                                                     Chief Legal Officer

                   Margaret M. Deverell***           Vice President, Comptroller and          None
                                                     Chief Financial Officer

                   C. Edward Chaplin*                Treasurer                                None

                   Kevin B. Frawley**                Senior Vice President and Chief          None
                                                     Compliance Officer

                   Francis O. Odubekun***            Senior Vice President and Chief          None
                                                     Operations Officer


-------------------------
*     Principal Business Address: 751 Broad Street, Newark, NJ  07102
**    Principal Business Address: 213 Washington Street, Newark, NJ  07102
***   Principal Business Address: 100 Mulberry Street, Newark, NJ  07102

(c) Reference is made to the Sections entitled "Summary-Charges" and "Contract Charges" in the prospectus (Part A of this Registration Statement) and "Sale of Group Variable Annuity Contracts" in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 35. LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

    The Prudential Insurance Company of America and The Prudential Investment Corporation 751 Broad Street Newark, New Jersey 07102-3777

    The Prudential Insurance Company of America and The Prudential Investment Corporation 56 North Livingston Avenue Roseland, New Jersey 07068

    The Prudential Insurance Company of America c/o Prudential Defined Contribution Services 30 Scranton Office Park Scranton, Pennsylvania 18507-1789

    Prudential Investments Fund Management LLC 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102


    State Street Bank and Trust Company 801 Pennsylvania, Kansas City, Missouri 64105


ITEM 36. MANAGEMENT SERVICES

NOT APPLICABLE

ITEM 37. UNDERTAKINGS

The Prudential Insurance Company of America (Prudential) represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section. Registrant also undertakes (1) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old as long as payment under the contracts may be accepted;
(2) to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; and (3) to deliver any Statement of Additional Information promptly upon written or oral request.

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

                      REPRESENTATION PURSUANT TO RULE 6c-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a) - (d) of the Rule.

                                   SIGNATURES


    As required by the Securities Act of 1933 and the Investment Company Act
of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Newark,
and State of New Jersey on this 28th day of April     , 2000.


                          THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

                          By: * JOHN. R. STRANGFELD


                              --------------------------------

                              John. R. Strangfeld


                              Chairman of the VCA-2 Committee


                                   SIGNATURES

    As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                            SIGNATURE                          TITLE                                   DATE
                  ----------------------------      ----------------------------                ----------------

                   * JOHN R. STRANGFELD             President, The Prudential Variable Contract    April 28, 2000
                  ----------------------------      Account-2 Committee
                  John R. Strangfeld

                  /s/GRACE C.TORRES                 Treasurer and Principal                        April 28, 2000
                  ----------------------------      Financial and Accounting Officer
                  Grace Torres

                  *SAUL K. FENSTER                  Member, The Prudential Variable Contract       April 28, 2000
                  ----------------------------      Account-2 Committee
                  Saul K. Fenster

                  *W. SCOTT McDONALD, JR.           Member, The Prudential Variable Contract       April 28, 2000
                  ----------------------------      Account 2 Committee
                  W. Scott McDonald, Jr.

                  *JOSEPH WEBER                     Member, The Prudential Variable Contract       April 28, 2000
                  ----------------------------      Account-2 Committee
                  Joseph Weber



                                          *By: /s/ C. CHRISTOPHER SPRAGUE
                                          ----------------------------------
                                                   C. Christopher Sprague
                                                   (Attorney-in-Fact)

                                   SIGNATURES


    As required by the Securities Act of 1933 and the Investment Company Act of 1940, The Prudential Insurance Company of America has caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on this 28th day of April, 2000.


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                     By:   * JOHN R. STRANGFELD
                                           ---------------------------------
                                                John R. Strangfeld
                                                Executive Vice President


    As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the dates indicated.


                      SIGNATURE                          TITLE                                   DATE
            ----------------------------      ----------------------------                ----------------

                *ARTHUR F. RYAN                   Chairman of the Board,
            ----------------------------          Chief Executive Officer
                Arthur F. Ryan                    and President

                *FRANKLIN E. AGNEW
            ----------------------------
                 Franklin E. Agnew                            Director

                *FREDERIC K. BECKER
            ----------------------------
                 Frederic K. Becker                           Director

                *MARTIN A. BERKOWITZ
            ----------------------------
                Martin A. Berkowitz               Senior Vice President

                *RICHARD J. CARBONE
            ----------------------------        Senior Vice President and
                Richard J. Carbone                Chief Financial Officer                    April 28, 2000

                *JAMES G. CULLEN
            ----------------------------
                 James G. Cullen                              Director

                *CAROLYNE K. DAVIS
            ----------------------------
                 Carolyne K. Davis                            Director

                *ROGER A. ENRICO
            ----------------------------
                 Roger A. Enrico                              Director

                *ALLAN D. GILMOUR
            ----------------------------
                 Allan D. Gilmour                             Director

                *WILLIAM H. GRAY, III
            ----------------------------
                 William H. Gray, III                         Director

                *JON F. HANSON
            ----------------------------
                 Jon F. Hanson                                Director

                *GLEN H. HINER, JR.
            ----------------------------
                Glen H. Hiner, Jr.                            Director

                *CONSTANCE J. HORNER
            ----------------------------
                Constance J. Horner                           Director

                *GAYNOR KELLEY
            ----------------------------
                Gaynor Kelley                                 Director

                *BURTON G. MALKIEL
            ----------------------------
                 Burton G. Malkiel                            Director

                *IDA F.S. SCHMERTZ
            ----------------------------
                Ida F.S. Schmertz                             Director

                *CHARLES R. SITTER
            ----------------------------
                 Charles R. Sitter                            Director

                *DONALD L. STAHELI
            ----------------------------
                 Donald L. Staheli                            Director

                *RICHARD M. THOMSON
            ----------------------------
                 Richard M. Thomson                           Director

                *JAMES A. UNRUH
            ----------------------------
                James A. Unruh                                Director            April 28, 2000

                *P. ROY VAGELOS, M.D.
            ----------------------------
                 P. Roy Vagelos, M.D.                         Director

                *STANLEY C. VAN NESS
            ----------------------------
                 Stanley C. Van Ness                          Director

                *PAUL A. VOLCKER
            ----------------------------
                 Paul A. Volcker                              Director

                *JOSEPH H. WILLIAMS
            ----------------------------
                 Joseph H. Williams                           Director

                *ANTHONY S. PISZEL
            ----------------------------
                Anthony S. Piszel                       Vice President
                                                        and Controller



                                                 *By: /s/ C. CHRISTOPHER SPRAGUE
                                                     ---------------------------
                                                          C. Christopher Sprague
                                                       (Attorney-in-Fact)

                                  EXHIBIT INDEX




(2)      Rules and Regulations
(11)(i)  Pledge Agreement
(11)(ii) Investment Accounting Agreement
(11)(iii)First Amendment to Investment Accounting Agreement
(11)(iv) Second Amendment to Investment Accounting Agreement
(13)(i)  Consent of Independent Accountants
(17)     Code of Ethics
(18)     Financial Data Schedule